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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY







                            ASSET PURCHASE AGREEMENT

                                 by and between

                               The Boeing Company

                                       and

                             DRS Technologies, Inc.

                             -----------------------

                           Dated as of August 3, 2001

                             -----------------------






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                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I  DEFINITIONS.......................................................1
               1.1   Certain Defined Terms...................................1
               1.2   Other Definitional Provisions...........................9

ARTICLE II  CLOSING; PURCHASE PRICE AND ADJUSTMENT...........................9
               2.1   Sale and Transfer of the Assets.........................9
               2.2   Assets Not Transferred.................................11
               2.3   Assumed and Excluded Liabilities.......................11
               2.4   Closing; Purchase Price................................12
               2.5   Purchase Price Adjustment..............................13
               2.6   Lease Arrangement......................................15
               2.7   Tax Allocation.........................................16
               2.8   Transfer Taxes.........................................16
               2.9   Certain Facts Related to the Business..................16

ARTICLE III  CONDITIONS TO CLOSING..........................................17
               3.1   Buyer's Obligation.....................................17
               3.2   Seller's Obligation....................................18

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF SELLER........................18
               4.1   Authority; No Conflicts; Governmental Consents;
                     Corporate Matters......................................18
               4.2   Financial Statements; Absence of Changes...............19
               4.3   Taxes..................................................21
               4.4   Assets Other than Real Property Interests..............21
               4.5   Real Property Interests................................22
               4.6   Contracts..............................................23
               4.7   Litigation; Decrees....................................24
               4.8   Employee Benefits......................................24
               4.9   Environmental Matters..................................25
               4.10  Employee and Labor Relations...........................26
               4.11  Compliance With Law; Permits...........................27
               4.12  Assets of the Business.................................27
               4.13  Government Contracts...................................28
               4.14  Business Relationships with Affiliates.................29
               4.15  Insurance..............................................29
               4.16  Records................................................30
               4.17  Inventory..............................................30
               4.18  FIRPTA.................................................30


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                                                                           PAGE

ARTICLE V  REPRESENTATIONS AND WARRANTIES OF BUYER..........................30
               5.1   Authority; No Conflicts; Governmental Consents.........30
               5.2   Actions and Proceedings, Etc...........................31
               5.3   Buyer's Acknowledgment.................................31
               5.4   Available Funds........................................31

ARTICLE VI  COVENANTS OF SELLER.............................................31
               6.1   Access.................................................31
               6.2   Ordinary Conduct.......................................32
               6.3   Insurance; Administration of Insurance.................34
               6.4   Accounts Receivable....................................34
               6.5   Confidential Information...............................34
               6.6   Seller's Non-Compete...................................34
               6.7   No Solicitation........................................35
               6.8   Seller's Cooperation for Audits........................36
               6.9   Environmental and Related Matters......................36
               6.10  Purchase Orders........................................37

ARTICLE VII  COVENANTS OF BUYER.............................................37
               7.1   Confidentiality........................................37
               7.2   Waiver of Bulk Sales Law Compliance....................37
               7.3   Release Guaranties.....................................37
               7.4   Cost Accounting Standards..............................37
               7.5   Financing Agreements...................................37

ARTICLE VIII  MUTUAL COVENANTS..............................................38
               8.1   HSR Filings; Permits; Novations and Consents...........38
               8.2   Reasonable Efforts.....................................40
               8.3   Publicity..............................................40
               8.4   Cooperation After Closing..............................40
               8.5   Records................................................40
               8.6   Access to Former Business Records......................41
               8.7   Use of Trademark and Trade Names.......................41
               8.8   Government Furnished Equipments........................41

ARTICLE IX  EMPLOYEE BENEFIT MATTERS........................................42
               9.1   Offer of Employment....................................42
               9.2   Retirement Plans and Other Benefits....................43
               9.3   Recognition of Unions..................................46
               9.4   Workers' Compensation..................................47

ARTICLE X  INDEMNIFICATION..................................................47
               10.1  Indemnification by Seller..............................47
               10.2  Indemnification by Buyer...............................47
               10.3  Losses Net of Insurance, Taxes, Etc....................48
               10.4  Termination of Indemnification.........................49


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                                                                           PAGE

               10.5  Procedures Relating to Indemnification.................49
               10.6  Survival of Representations............................51
               10.7  DIRCM I Claim..........................................51
               10.8  Special Indemnity Provisions...........................51
               10.9  Access to Information; Cooperation.....................52

ARTICLE XI  GENERAL PROVISIONS..............................................53
               11.1  Assignment.............................................53
               11.2  No Third-Party Beneficiaries...........................53
               11.3  Termination............................................53
               11.4  Expenses and Fee.......................................54
               11.5  Equitable Relief.......................................55
               11.6  Amendments.............................................55
               11.7  Notices................................................55
               11.8  Interpretation; Exhibits and Schedules.................56
               11.9  Counterparts...........................................56
               11.10 Entire Agreement.......................................56
               11.11 Fees...................................................56
               11.12 Severability...........................................57
               11.13 Governing Law..........................................57
               11.14 Dispute Resolution.....................................57



EXHIBITS

      Intellectual Property Agreement................................Exhibit A
      Transitional Services Agreement................................Exhibit B
      222 Lease Agreement............................................Exhibit C-1
      241 Lease Agreement............................................Exhibit C-2
      Purchase Order.................................................Exhibit D
      Bills of Sale..................................................Exhibit E
      Assignment and Assumption Agreement............................Exhibit F


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                                LIST OF SCHEDULES

Schedule 1.1(ii)  Excluded Employees
Schedule 1.1(iii) Knowledge
Schedule 2.1(a)   Equipment
Schedule 2.1(d)   Transferable Licenses, Permits Approval and Authorizations
Schedule 2.2(g)   Assets Not Transferred
Schedule 2.3(a)   Assumed Liabilities
Schedule 2.3(b)   Excluded Liabilities
Schedule 2.5(a)   Exceptions to Closing Statement of Assets and Liabilities
Schedule 2.9      Certain Facts Related to the Business
Schedule 3.1      Supply Arrangements with Seller
Schedule 4.1(b)   Conflicts; Non-Contravention
Schedule 4.2(a)   Financial Statements
Schedule 4.2(b)   Certain Changes
Schedule 4.2(c)   Undisclosed Liabilities
Schedule 4.3      Taxes
Schedule 4.4      Assets Other Than Real Property Interests; Liens
Schedule 4.5      Status of Structures and Equipments
Schedule 4.6      Contracts
Schedule 4.7(a)   Litigation
Schedule 4.7(b)   Past Claims and Settlements
Schedule 4.8      Employee Benefit Plans
Schedule 4.9      Environmental Matters
Schedule 4.10     Labor Matters
Schedule 4.11(a)  Compliance with Law; Permits
Schedule 4.12     Shared Assets of the Business
Schedule 4.13     Exceptions to Government Contracts
Schedule 4.14     Contracts with Seller or its Business Units
Schedule 4.15     Insurance
Schedule 6.2      Conduct of Business
Schedule 6.10     Contracts for Purchase Orders
Schedule 8.8      Assigned Government Furnished Equipment
Schedule 9.1      Employment Offer to Business Employees
Schedule 9.1(i)   Terms of Employment; Buyer Benefit Plans
Schedule 9.2      Pension Asset Transfer


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                            ASSET PURCHASE AGREEMENT

      ASSET PURCHASE AGREEMENT (the "Agreement"), dated as of August 3, 2001, among The Boeing Company, a Delaware corporation ("Seller"), and DRS Technologies, Inc., a Delaware corporation ("Buyer").

      Seller is engaged in the Business (as defined below). The parties hereto desire that Seller sell, transfer, convey and assign to Buyer substantially all of the assets, properties and rights of Seller used in the Business, and that Buyer purchase and acquire the same, subject to the assumption by Buyer of certain liabilities and obligations of Seller relating to the Business, upon the terms and subject to the limitations and conditions hereinafter set forth.

      Concurrently with the execution and delivery of this Agreement, the parties have also entered into certain agreements governing their relationship and certain matters after the Closing Date as follows:

                  (i) an Intellectual Property Agreement substantially in the form of Exhibit A;

                  (ii) a Transition Services Agreement substantially in the form of Exhibit B;

                  (iii) Lease Agreements for the Leased Premises substantially in the form of Exhibits C-1 and C-2.

      Exhibits A, B, C-1 and C-2 are sometimes referred to herein collectively as the "Ancillary Agreements."

                                    AGREEMENT

      NOW THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      1.1 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "AAA Rules" has the meaning set forth in Section 11.14.

            "Accounting Arbitrator" has the meaning set forth in Section 2.5(d).


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            "Affiliate" has the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act by the SEC, as in effect on the date hereof; PROVIDED, HOWEVER, that the term "affiliate" shall not include any natural person.

            "Ancillary Agreements" has the meaning set forth in the preamble.

            "Assets" has the meaning set forth in Section 2.1.

            "Assigned Contracts" means all Contracts to which Seller is a party that relate to the Business, including the Contracts listed on Schedule 4.6, and all such Contracts entered into by Seller pursuant to the activities of the Business through the Closing Date; PROVIDED, HOWEVER, that Assigned Contracts shall exclude: (i) Contracts and/or any portions of Contracts not performed by the Business; and (ii) any collective bargaining agreement or other contract with any labor union covering Business Employees.

            "Assigned GFE" has the meaning set forth in Section 8.8(b).

            "Assignment and Assumption Agreement" means an assignment and assumption agreement executed by Buyer in substantially the form attached hereto as Exhibit F.

            "Assumed Liabilities" has the meaning set forth in Section 2.3.

            "Balance Sheet" means the unaudited pro forma statement of assets and liabilities of the Business as of December 31, 2000, attached hereto as part of Schedule 4.2(a).

            "Bill of Sale" means the bill of sale in substantially the form attached hereto as Exhibit E.

            "Business" means certain business areas of the Seller's Sensors and Electronic Systems ("SES") organization, headquartered in Anaheim, California, including Surveillance and Targeting Systems, IR Cooled Sensors, and Uncooled Sensors, but excluding any activities, programs, contracts or assets which are conducted, or are primarily utilized, for: (i) SES's Electronic Products programs and contracts, (ii) the Strategic Manufacturing Center supporting Seller's electronics manufacturing requirements, (iii) the Automated Master Events Controller programs and contracts, (iv) the Imaging Systems (U2) programs and contracts, or (v) with respect to programs and contracts of Seller for which the Business is providing only a portion of the services or products thereunder, those services and products not provided by the Business.

            "Business Day" means a day other than a Saturday or a Sunday or other day on which commercial banks in New York are authorized or required by law to close.

            "Business Employee" means any individual who, at the Closing Date, is actively employed by Seller working primarily for the Business, including any employee who is on vacation leave or jury duty, or who is on other authorized leave of absence, family or workers' compensation leave, military service or lay-off with recall rights as of the Closing Date (all such inactive employees shall be deemed to be "Business Employees" effective as of the date they return to active employment in the Business), but shall exclude (i) any other inactive or former


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employee including any individual who is on long-term disability leave or unauthorized leave of absence or who has terminated his or her employment or retired before the Closing Date and (ii) employees listed on Schedule 1.1(ii). For the purposes of Sections 9.1, 9.2(d), and 9.2(h), Business Employee shall include any individual who, but for such individual's retirement prior to the Closing Date would have been a Business Employee within the meaning of the preceding sentence, provided that such individual's retirement is effective on the first day of the month following the month in which the Closing Date occurs.

            "Buyer" has the meaning set forth in the preamble.

            "Buyer's Non-Union Pension Plans" has the meaning set forth in
Section 9.2(c).

            "Buyer's Savings Plans" has the meaning set forth in Section 9.2(d).

            "Buyer's Union Pension Plan" has the meaning set forth in Section 9.2(b).

            "Closing Date" means the day on which the Closing occurs pursuant to
Section 2.4.

            "Closing Net Assets" means the net difference between the sum of the assets and the sum of the liabilities included in the Closing Statement of Assets and Liabilities.

            "Closing Statement of Assets and Liabilities" has the meaning set forth in Section 2.5.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Commitment Letter" has the meaning set forth in Section 5.4.

            "Competitive Products" has the meaning set forth in Section 6.6.

            "Confidential Information" has the meaning set forth in Section 6.5.

            "Contract" means any contract, agreement, license, lease, sales or purchase order or other legally binding commitment, pertaining primarily to the Business, whether written or oral to which Seller is a party or by which any of its properties are bound.

            "Contractual Obligation" means, as to any Person, any provision of any note, bond or security issued by such Person or of any mortgage, indenture, deed of trust, lease, license, franchise, contract, agreement, instrument or undertaking to which such Person is a party or to which it or any of its property or assets is subject.

            "Demand" has the meaning set forth in Section 11.14.

            "DIRCM I Claim" means any claims by BAE SYSTEMS Avionics Limited based upon Subcontracts AVC173235-83 and Q301398.


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            "Disagreement" has the meaning set forth in Section 2.5(c).

            "Dispute Notice" has the meaning set forth in Section 11.14.

            "Disputes" has the meaning set forth in Section 11.14.

            "EACs" has the meaning set forth in Section 2.4(b).

            "Effective Time" has the meaning set forth in Section 2.4(a).

            "Employee Benefit Arrangements" means each and all pension, supplemental pension, deferred compensation, option or other equity-based program, accidental death and dismemberment, life and health insurance and benefits (including medical, dental, vision and hospitalization), fringe benefit, flexible spending account programs and other employee benefit arrangements, plans, contracts, policies or practices providing employee or executive compensation or benefits to any Business Employee or Former Business Employee, other than the Employee Benefit Plans.

            "Employee Benefit Plans" means each and all "employee benefit plans," as defined in Section 3(3) of ERISA, maintained or contributed to by Seller, or any ERISA Affiliate or in which Seller or ERISA Affiliate participates or participated and which provides benefits to Business Employees and Former Business Employees.

            "Environmental Law" means any and all federal, state, local laws, statutes (including without limitation the statutes referred to in the definition of "Hazardous Material"), ordinances, rules, regulations and/or common law relating to environmental protection, contamination, the release, generation, production, transport, treatment, processing, use, disposal, or storage of Hazardous Materials, and the regulations promulgated by regulatory agencies pursuant to these laws, and any applicable federal, state, and/or local regulatory agency-initiated orders, requirements, obligations, directives, notices, approvals, licenses, or permits, including but not limited to those for the reporting, investigation, cleaning, or remediation of any Hazardous Materials.

            "Environmental Permits" has the meaning set forth in Section 4.9(b).

            "Equipment" has the meaning set forth in Section 2.1(a).

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "ERISA Affiliate" means any trade or business, whether or not incorporated, that, together with Seller would be deemed a "single employer" within the meaning of Section 4001(b) of ERISA.

            "Estimated Closing Net Assets" has the meaning set forth in Section 2.4(b).


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            "Estimated Sold Business Asset Share" has the meaning set forth in
Schedule 9.2 of this Agreement.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the SEC promulgated from time to time thereunder.

            "Excluded Assets" has the meaning set forth in Section 2.2.

            "Excluded Environmental Liabilities" has the meaning set forth in
Section 2.3.

            "Excluded Liabilities" has the meaning set forth in Section 2.3.

            "Financial Statements" has the meaning set forth in Section 4.2.

            "Former Business Employee" means any individual who was at any time prior to the Closing Date employed by the Seller working primarily for the Business but who is not a Business Employee.

            "GAAP" means generally accepted accounting principles in the United States of America.

            "GFE" has the meaning set forth in Section 8.8(a).

            "Government Contract" means any Contract or other commitment listed on Schedule 4.6 that relates to the Business with (i) the United States Government, (ii) any prime contractor to the United States Government, or any subcontractor with respect to any contract described in clauses (i) or (ii).

            "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Hazardous Material" means any hazardous, toxic, chemical, or dangerous substance, pollutant, contaminant, waste or material, including petroleum, which is regulated under any and all federal, state, or local statute, ordinance, rule, regulation, or common law relating to chemical management, environmental protection, contamination, or cleanup including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended (42 U.S.C. ss. 9601 et seq.), the Resource Conservation and Recovery Act as amended (42 U.S.C. ss. 6901 et seq.) or any other federal, state, county, or city law, regulation or ordinance relating to the protection of the environment or of human health.

            "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

            "Intellectual Property" has the meaning set forth in the Intellectual Property Agreement.


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            "Intellectual Property Agreement" means an agreement substantially in the form of Exhibit A executed by Buyer and Seller.

            "Indemnified Person" means, with respect to any Loss, the Person seeking indemnification hereunder.

            "Indemnifying Person" means, with respect to any Loss, the Person from whom indemnification is being sought hereunder.

            "Knowledge of Seller" refers to facts which are actually or should reasonably be known by the Persons listed on Schedule 1.1(iii).

            "Law" means any law, statute, treaty, rule, regulation, ordinance, order, decree, consent decree or similar instrument or determination or award of an arbitrator or a court or other Governmental Authority.

            "Lien" means any mortgage, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or other security agreement of any kind or nature whatsoever.

            "Lease Agreements" means the 222 Lease Agreement substantially in the form of Exhibit C-1 and the 241 Lease Agreement substantially in the form of Exhibit C-2 with respect to the Leased Premises executed by Buyer, as lessee, and Seller, as lessor.

            "Leased Premises" means the following real property, collectively, in each case as described on Exhibits C-1 and C-2 hereto: (i) 106,512 square feet (exclusive of shared areas) comprising a portion of the building commonly known as Building 222 (together with 19,115 square feet of yard space); and (ii) 61,219 square feet (exclusive of shared areas) comprising a portion of Building 241 (together with 14,565 square feet of yard space).

            "Loss" means any loss, liability, claim, damage or expense (including reasonable attorneys' fees and disbursements and the costs of investigation).

            "Material Adverse Effect" means any circumstance, change or effect that is materially adverse to the business, assets, financial condition, or results of operations of the Business, including the termination of VISUAL and the options associated therewith (unless VISUAL is replaced by a successor contract of substantially the same scope), but excluding the effects of changes that are generally applicable to the industries and markets in which the Business operates (including general reductions in United States military planning and spending), changes in the United States or world financial markets or general economic conditions, or effects arising out of this Agreement or the transactions contemplated hereby or the public announcement thereof.

            "Non-Union Employees" means all Business Employees not subject to a Collective Bargaining Agreement.

            "Notice of Disagreement" has the meaning set forth in Section
2.5(c).


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            "Panel" has the meaning set forth in Section 11.14.

            "Party" has the meaning set forth in Section 11.14.

            "PBGC" has the meaning set forth in Section 4.8(b).

            "Permits" has the meaning set forth in Section 4.11(b).

            "Permitted Liens" has the meaning set forth in Section 4.4.

            "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

            "Plan" has the meaning set forth in Section 4.8(a).

            "Purchase Price" has the meaning set forth in Section 2.4(b)

            "RECLAIM Trading Credit" or "RTC" means a limited authorization to emit oxides of nitrogen (NOx) or oxides of sulfur (SOx) in accordance with the South Coast Air Quality Management District's Regional Clean Air Incentives Market regulations. Each RTC has a denomination of one pound of NOx or SOx (as the case may be) and a term of one year.

            "Records" has the meaning set forth in Section 2.1(f).

            "Release" means any discharge, emission, spilling, leaking, pumping, pouring, injecting, dumping, leaching, migrating, or disposing into or through the environment.

            "Representatives" has the meaning set forth in Section 6.5.

            "Requirement of Law" means, as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, statute, treaty, rule, regulation, ordinance, order, decree, consent decree or similar instrument or determination or award of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Rockwell" has the meaning set forth in Section 8.1(e).

            "SEC" means the Securities and Exchange Commission.

            "Seller" has the meaning set forth in the preamble hereto.

            "Seller GFE" has the meaning set forth in Section 8.8(a).

            "Seller Material Contracts" has the meaning set forth in Section
4.6.


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            "Seller Plans" means each and all Employee Benefit Plans and
Employee Benefit Arrangements sponsored or maintained by Seller under which Business Employees or Former Business Employees participate or are entitled to receive benefits.

            "Seller's Non-Union Pension Plans" has the meaning set forth in
Section 9.2(c).

            "Seller's Savings Plans" has the meaning set forth in Section
9.2(d).

            "Seller's Union Pension Plan" has the meaning set forth in Section 9.2(b).

            "Sold Business Asset Share" has the meaning set forth in Schedule
9.2 of this Agreement.

            "Subsidiary" means any Person of which a majority of the outstanding equity interests or voting securities are owned, directly or indirectly by another person.

            "Target Amount" shall equal Fifty-Eight Million Seventy Thousand Three Hundred Forty-Four Dollars ($58,070,344).

            "Tax" or "Taxes" means, with respect to any Person, any federal, state, local or foreign net income, gross income, gross receipts, sales, use, ad valorem, value-added, capital, unitary, intangible, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, transfer, occupation, premium, property or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, addition to tax or additional amount imposed by any jurisdiction or other taxing authority, on such Person.

            "Tax Return" shall mean any return, statement, report or form (including, without limitation, estimated tax returns and reports, withholding tax returns and reports).

            "Transaction Documents" means (i) this Agreement, (ii) the Bill of Sale, (iii) the Assignment and Assumption Agreement and (iv) the Ancillary Agreements.

            "Transactions" means the transactions contemplated by the Transaction Documents.

            "Transfer Date" has the meaning set forth in Section 9.2(d).

            "Transferred Employees" means Business Employees who accept an offer of employment from Buyer as provided in Section 9.1.

            "Transferred Non-Union Employees" means Non-Union Employees who accept an offer of employment from Buyer as provided in Section 9.1.

            "Transferred Union Employees" means Business Employees subject to a collective bargaining agreement who accept an offer of employment from Buyer as provided in Section 9.1.

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            "Transition Services Agreement" means an agreement substantially in the form of Exhibit B executed by Buyer and Seller.

            "VISUAL" means the Virtual Imaging System for Approach and Landing Contract, Contract number N68335-00-C-0372, Phase 1 - Basic Award - Development Items 0001 through 0011.

            "Warranty and Latent Defect Claims" has the meaning set forth in
Section 10.8(c).

            "222 Lease Agreement" has the meaning set forth in Section 2.6.

            "241 Lease Agreement" has the meaning set forth in Section 2.6.

      1.2   OTHER DEFINITIONAL PROVISIONS.

            (a) As used herein, accounting terms not defined or to the extent not defined, shall have the respective meanings given to them under GAAP.

            (b) Unless express reference is made to Business Days, references to days shall be to calendar days.

                                   ARTICLE II

                     CLOSING; PURCHASE PRICE AND ADJUSTMENT

      2.1 SALE AND TRANSFER OF THE ASSETS. Subject to the terms and conditions of this Agreement, on the Closing Date Seller will sell, convey, transfer, assign and deliver (or cause to be sold, conveyed, transferred assigned and delivered) to Buyer all of Seller's right, title and interest in and to all of the business, properties, rights, claims and assets (except the Excluded Assets) of Seller used in the operations of the Business, as the same shall exist on the Closing Date (collectively, the "Assets"), except: (i) that the transfer and license of Intellectual Property shall be governed solely by the Intellectual Property Agreement and not by this Section 2.1; (ii) certain assets used jointly in the Business and in other business activities of Seller shall not be transferred to Buyer and (iii) no interest in real estate shall be transferred except as provided herein and in the Lease Agreement. Subject to the terms and conditions of this Agreement, on the Closing Date, Purchaser will purchase, acquire and accept from Seller all of Seller's right, title and interest in and to the Assets. The Assets include, but are not limited to, the following:

            (a) all tangible personal property, including, without limitation, the fixtures, furnishings, furniture, office supplies, vehicles, rolling stock, tools, machinery, equipment and computer equipment, set forth on Schedule 2.1(a) (collectively, the "Equipment");

            (b) all inventory, including without limitation, production stock, raw materials, work-in-process, finished goods, spare parts and supplies relating to the Business, including (in the case of any of the foregoing purchased in common for the Business and other operations of Seller) a pro rata allocation of such items based on requirements at the time of

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procurement of the Business and Seller's other business operations, including but not limited to requirements to support: (i) on-going production; (ii) anticipated manufacturing usage or mortality; (iii) advance purchases to protect contract delivery schedule; or (iv) product line production and market strategies;

            (c) all Assigned Contracts, including but not limited to all Contracts listed on Schedule 4.6, but not including any employee collective bargaining agreement or other contract with any labor union covering Business Employees;

            (d) all transferable licenses, permits, approvals and authorizations by any Governmental Authority listed on Schedule 2.1(d);

            (e) all bids, quotations and proposals for Contracts, whether oral or written, to the extent such bids, quotations and proposals, or portions thereof, relate to the Business; PROVIDED, HOWEVER, there shall be excluded any bids, quotations and proposals for Contracts and any portions of such Contracts not to be performed by the Business;

            (f) all books and records (other than Tax records) or portions thereof relating to and necessary for the operation of the Business, sales literature, product information, employment records related to the period of time in which Transferred Employees were employed by Seller, and such other records files and all other information and/or data related to or used by Seller in connection with the Assets and the operation of the Business (the "Records") reasonably required by Buyer;

            (g) all insurance proceeds paid or payable by any insurance provider, other than Seller or any Affiliate of Seller, for any Asset that is destroyed or damaged after the date hereof and prior to the Closing;

            (h) all notes, drafts and accounts receivable, or portions thereof, arising out of the Business;

            (i) all causes of action, claims, demands, rights and privileges against third parties or portions thereof that relate to the Assets or the Business, including, without limitation, all warranties and guaranties received from vendors, suppliers or manufacturers with respect to the Assets or the Business and subject to Section 6.3, causes of action, claims and rights under insurance policies relating to the Assets or the Business; and

            (j) all other intangible rights of Seller that relate to the Business and all goodwill appurtenant to the foregoing.

                  Notwithstanding the foregoing, Seller may retain copies of any contracts or Records: (1) which relate to properties or activities of Seller other than the Business, (2) which are required to be retained pursuant to any legal requirement, for financial reporting purposes, for tax purposes, or otherwise in connection with the Excluded Liabilities.

      2.2 ASSETS NOT TRANSFERRED. Notwithstanding anything herein to the contrary, the following assets are not included in the Assets and shall be retained by Seller (the "Excluded Assets"):

            (a) all cash and cash equivalent items including, without limitation, checking accounts, bank accounts, lock box numbers, certificates of deposit, time deposits, securities, and the proceeds of accounts receivable, including uncashed checks in payment thereof, received by Seller on or prior to 12:01 A.M. on the Closing Date;

            (b) proprietary or confidential business or technical information, records and policies or portions thereof that relate generally to Seller and are not used in the Business, including, without limitation, organization manuals, strategic plans and Tax records and related information;

            (c) all notes, drafts and accounts receivable or other obligations for the payment of money made or owed by any Affiliate of Seller;

            (d) all causes of action, claims, demands, rights and privileges against third parties that relate to any of the Excluded Assets or Excluded Liabilities, including causes of actions, claims and rights under insurance policies relating thereto;

            (e) except as set forth in Section 2.1(f), all other assets (excluding Intellectual Property assets, which shall be governed by the Intellectual Property Agreement) used primarily in connection with Seller's corporate functions (including but not limited to the corporate charter, taxpayer and other identification numbers, seals, minute books and stock transfer books), whether or not used for the benefit of the Business;

            (f) any life insurance policy owned by Seller and any proceeds payable thereunder; PROVIDED HOWEVER, such policies shall be transferred to Buyer if such policies fund any of Seller's pension plans for which assets are transferred to Buyer pursuant to Section 9.2 hereof;

            (g)   the assets listed on Schedule 2.2(g); and

            (h) all RECLAIM Trading Credit (RTC) used in or relating to the Business.

      2.3 ASSUMED AND EXCLUDED LIABILITIES. (a) On the Closing Date, Buyer shall execute and deliver to Seller the Assignment and Assumption Agreement pursuant to which Buyer shall assume and agree to pay, perform and discharge when due, and indemnify, subject to the indemnification obligations of Seller set forth in Article X hereof, Seller and its Affiliates against and hold them harmless from and after the Closing the liabilities and obligations (collectively, the "Assumed Liabilities"):

            (1) subject to Section 2.3(b)(8), arising out of any Assigned Contract;

            (2) included, or for which identifiable reserves are reflected, on the Closing Statement of Assets and Liabilities;

            (3) subject to Section 2.3(b)(8), Warranty and Latent Defect Claims as defined in Section 10.8(c); or

            (4)   subject to Section 2.3(b)(8), listed on Schedule 2.3(a).

      (b) Notwithstanding the foregoing clause (a) of this Section 2.3, the Assumed Liabilities shall not include those liabilities set forth in Schedule 2.3(b) and the following liabilities (the "Excluded Liabilities"):

            (1) any liability not described in (a)(1) - (a)(4) of this Section 2.3;

            (2) any liability, responsibility or obligation with respect to any Seller Plan, except as provided in ARTICLE IX below;

            (3) any liability for Taxes for any period or portion thereof ending on or prior to the Closing Date;

            (4)   any liability arising from or related to the Excluded Assets;

            (5) all notes, drafts and accounts payable or other obligations for the payment of money made or owed to Seller or any Affiliate of Seller except as provided in Section 2.3(a);

            (6) any Loss related to, the investigation, cleanup, remediation, contamination, monitoring or removal of any Hazardous Materials, or for death or injury to person, property or natural resource, as a result of the generation, use, transportation, disposal, storage, release, emission or discharge of any Hazardous Materials on-site or off-site and in, on, under, from or onto any Leased Premises, solely to the extent that such liability arises out of any matter or circumstances that occurred or existed on or before the Closing Date and to the extent it is not the result of negligence or willful misconduct on the part of Buyer; and

            (7) any Loss and penalties for violations of or non-compliance with Environmental Laws, whether governmental or third party, to the extent that such non-compliance or violations of Environmental Laws occurred or existed on or before the Closing Date, to the extent that non-compliance or penalty is not the result of negligence or willful misconduct on the part of Buyer (with the obligations and liabilities referred to in clause (6) and this clause (7) collectively referred to as the "EXCLUDED ENVIRONMENTAL LIABILITIES").

            (8) any liabilities arising out of Seller's violations of or non-compliance with Law and any non-contractual liabilities not expressly assumed in Section 2.3(a) above.

      2.4   CLOSING; PURCHASE PRICE.

            (a) The closing (the "Closing") of the purchase and sale of the Assets and the assumption of the Assumed Liabilities shall be held at the offices of Gibson, Dunn & Crutcher LLP at 333 South Grand Avenue, Los Angeles, California 90071, at 9:00 a.m., Pacific Standard Time, on the third Business Day following satisfaction of the condition set forth in Section 3.1(c), or on each other date as the parties may agree; provided that if the conditions to

Closing set forth in Article III shall not have been satisfied or waived by such date, subject to Section 11.3, the Closing shall be postponed until such conditions shall have been satisfied or waived. The date on which the Closing shall occur is hereinafter referred to as the "Closing Date." The Closing will be deemed effective at 12:01 a.m. on the Closing Date (the "Effective Time").

            (b) The aggregate purchase price for the Assets shall be Eighty-Four Million One Hundred Twenty-Five Thousand Dollars ($84,125,000), payable on the Closing Date by wire transfer in immediately available funds to an account designated by Seller, subject to adjustment pursuant to this Section and Section 2.5 (the "Purchase Price"). Five days prior to the Closing, Seller will deliver in writing to Buyer a good faith estimate of the Closing Net Assets, which shall be the net assets as of the end of the most recent accounting month for which internal financial statements are available, determined on a basis consistent with the methodology to be employed in the calculation of the Closing Net Assets as set forth below (the "Estimated Closing Net Assets"). The Estimated Closing Net Assets shall specify, in reasonable detail, any changes made to estimates at completion ("EACs"). To the extent that the Estimated Closing Net Assets are greater than the Target Amount, the Purchase Price to be remitted at Closing will be increased by such excess. To the extent that the Estimated Closing Net Assets are less than the Target Amount, the Purchase Price to be remitted at Closing will be decreased by such shortfall. Subsequent to Closing, the provisions of Section 2.5 will be applied.

            (c) At the Closing, Seller shall deliver or cause to be delivered to Buyer (i) the Bill of Sale in the form set forth on Exhibit E and (ii) such other instruments of transfer and documents (including assignments of the Intellectual Property) as Buyer may reasonably request, and Buyer shall deliver to Seller (i) the Assignment and Assumption Agreement in the form set forth on Exhibit F and (ii) such other instruments of assumption and documents as Seller may reasonably request.

      2.5   PURCHASE PRICE ADJUSTMENT.

            (a) Within sixty (60) days after the Closing Date, Seller shall prepare and deliver to Buyer a statement of assets and liabilities of the Business (including only the Assets transferred to Buyer pursuant hereto and the Assumed Liabilities) as of the close of business on the Business Day immediately preceding the Closing Date (the "Closing Statement of Assets and Liabilities"). The Closing Statement of Assets and Liabilities will be in a format comparable to the Balance Sheet. Buyer shall cooperate with Seller in connection with, and shall furnish to Seller all such information as Seller may reasonably require, in the preparation of the Closing Statement of Assets and Liabilities. Except as set forth in Schedule 2.5(a), the Closing Statement of Assets and Liabilities:

                  (i) shall be prepared in accordance with the books and records of Seller;

                  (ii) shall fairly present the financial position of the Business;

                  (iii) shall utilize the same methodologies for determining foreign currency exchange rates as were used in the preparation of the Balance Sheet;

                  (iv) shall utilize the same estimation methodologies used for determining EACs as were used in the preparation of the Balance Sheet, with EACs updated to reflect changes in facts and circumstances (including the matters set forth in Schedule 4.7) occurring subsequent to the EACs referred to in Schedule 2.5(a) and prior to the date of the Closing Statement of Assets and Liabilities;

                  (v) shall not include any assets held in trust for the benefit of any participants in any of Seller's pension plans; and

                  (vi) except as may be otherwise specified in Schedule 2.5(a), shall be prepared in accordance with GAAP consistently applied using the same accounting methods, policies, practices and procedures, with consistent classifications and estimation methodologies as were used in the preparation of the Financial Statements, and will not include any changes in assets or liabilities as a result of purchase accounting adjustments arising from or resulting as a consequence of the transactions contemplated hereby.

            In the event that the Closing Date does not occur at a financial week or month end for accounting purposes, the parties shall agree on mutually acceptable roll forward or roll back procedures. Buyer shall cause the employees of the Business to assist Seller in the preparation of the Closing Statement of Assets and Liabilities.

            (b) Each party shall provide the other party and its representatives with reasonable access to books and records and relevant personnel during the preparation of the Estimated Closing Net Assets and the Closing Statement of Assets and Liabilities and the resolution of any disputes that may arise under this Section 2.5.

            (c) Within sixty (60) days after delivery of the Closing Statement of Assets and Liabilities, Buyer may dispute all or any portion Seller's calculation of the Closing Net Assets or as described on the Closing Statement of Assets and Liabilities by giving written notice (a "Notice of Disagreement") to the Seller setting forth in reasonable detail the basis for any such dispute (any such dispute being hereinafter called a "Disagreement"), identify the specific items involved and the dollar amount of each such disagreement and provide reasonable supporting documentation for each such Disagreement. The parties shall promptly commence good faith negotiations with a view to resolving all such Disagreements. If Buyer does not provide a Notice of Disagreement to Seller within the sixty (60) day period as set forth in this subsection (d), Buyer shall be deemed to have accepted as final such Closing Statement of Assets and Liabilities in the form delivered to it by Seller. Additionally, after the sixty (60) day period referred to above, Buyer may not introduce any new Disagreement with respect to an item in the Closing Statement of Assets and Liabilities or increase the amount of a Disagreement. Similarly, a Disagreement by Buyer does not provide Seller any right to introduce any changes to the calculation of Closing Net Assets; provided that nothing herein shall prevent Seller from asserting or Buyer from opposing any offset that may result from an item in Buyer's Notice of Disagreement. During the sixty (60) day period of its review, Buyer shall have reasonable access to any documents, schedules or workpapers used in the preparation of the Closing Statement of Assets and Liabilities.

            (d) Buyer and Seller agree to negotiate in good faith to resolve any such Disagreement. If Buyer and Seller are unable to resolve all Disagreements properly identified by Buyer pursuant to Section 2.5(c) within sixty (60) days after delivery to Seller of written notice of such Disagreement, then, within thirty (30) days thereafter, Buyer and Seller shall jointly select an arbiter from one of the "Big 5" accounting firms that is not the independent auditor of either Buyer or Seller; if Buyer and Seller are unable to select such an arbiter within such time period, the American Arbitration Association shall make such selection (the person so selected shall be referred to herein as the "Accounting Arbitrator"). The Disagreement shall be submitted for final and binding arbitration to the Accounting Arbitrator so selected for a resolution of such Disagreement in accordance with the terms of this Agreement. The Accounting Arbitrator will only consider those items and amounts set forth in the Closing Statement of Assets and Liabilities as to which Buyer and Seller have disagreed within the time periods and on the terms specified above and must resolve the matter in accordance with the terms and provisions of the Agreement. The Accounting Arbitrator shall deliver to Buyer and Seller, as promptly as practicable and in any event within one hundred and twenty (120) days after its appointment, a written report setting forth the resolution of any such disagreement determined in accordance with the terms of the Agreement. The Accounting Arbitrator shall select as a resolution the position of either Buyer or Seller for each item of disagreement and may not impose an alternative resolution. The Accounting Arbitrator shall make its determination based solely on presentations and supporting material provided by the parties and not pursuant to any independent review. The determination of the Accounting Arbitrator shall be final and binding upon Buyer and Seller. The fees, expenses and costs of the Accounting Arbitrator shall be borne one-half by Buyer and one-half by Seller.

            (e) If the Closing Net Assets as finally determined in accordance with this Section 2.5 are less than the Estimated Closing Net Assets, the Purchase Price shall be decreased on a dollar-for-dollar basis by the amount of such shortfall, and if the Closing Net Assets are greater than the Estimated Closing Net Assets, the Purchase Price shall be increased on a dollar-for-dollar basis by the amount of such excess. If any adjustment under this Section 2.5 results in a reduction in the Purchase Price, Seller shall pay to Buyer the amount of such reduction, and if any adjustment results in an increase in the Purchase Price, Buyer shall pay to Seller the amount of such increase, in each case, by wire transfer of immediately available funds to an account designated by the party receiving payment within five (5) Business Days after the final determination of the amount of such reduction or increase in Purchase Price, plus interest on the amount of such reduction or increase from the Closing Date to the date of such payment thereof at the per annum rate equal to the rate announced by Citibank, N.A. in the City of New York as its base rate in effect on the Closing Date.

      2.6 LEASE ARRANGEMENTS. Seller shall lease, demise and let unto Buyer a portion of Building 222 pursuant to a lease in the form attached hereto as Exhibit C-1 (the "222 Lease Agreement") and a portion of Building 241 pursuant to a lease in the form attached hereto as Exhibit C-2 (the "241 Lease Agreement").

      2.7 TAX ALLOCATION. Within thirty (30) days following Buyer's receipt of the Closing Statement of Assets and Liabilities, representatives of Buyer and Seller shall meet and discuss the allocation of the amount of the Purchase Price (to the extent identifiable or reasonably estimable and taken into account for federal tax purposes) to broad categories constituting components of the Assets and the agreement provided in Section 6.6 that each party believes is appropriate. Within one hundred twenty (120) days following Buyer's receipt of the Closing Statement of Assets and Liabilities, Buyer shall deliver to Seller Buyer's reasonable determination, taking into account in good faith the discussion between the representatives of Buyer and Seller, of such allocation, which determination shall be subject to Seller's consent, which consent shall not be unreasonably withheld. If Buyer and Seller are unable to agree on such allocation, then the Accounting Arbitrator will be retained to determine such allocation (the cost of which shall be borne equally by Buyer and Seller). Buyer and Seller shall report the purchase and sale of the Assets in accordance with such allocation (as finally determined) for all Tax purposes (including the filing of the forms prescribed under Section 1060 of the Code and the Treasury Regulations promulgated thereunder).

      2.8 TRANSFER TAXES. Buyer and Seller shall cooperate in preparing, executing and filing use, sales, real estate, transfer and similar Tax Returns relating to the purchase and sale of the Assets and shall cooperate in providing or obtaining any certification reasonably necessary to exempt or reduce the amount of transfer Taxes or other Taxes payable by either Buyer or Seller relating to the purchase and sale of the Assets. Buyer and Seller shall each pay and indemnify the other against 50% of all such transfer Taxes, including any penalties, interest and additions to tax, incurred in connection with the purchase and sale of the Assets, and Buyer shall reimburse Seller for any transfer Taxes for which Buyer is responsible and which are paid by Seller within five (5) days of Seller's written request. Under no circumstances shall Buyer's obligation hereunder or the Taxes giving rise thereto be reflected as a liability on the Closing Statement of Assets and Liabilities. The transfer Tax Returns shall be prepared in a manner that is consistent with the allocation of the Purchase Price and Assumed Liabilities contemplated by Section 2.7.

      2.9 CERTAIN FACTS RELATED TO THE BUSINESS. Buyer and Seller acknowledge that they have considered each of the items set forth in Schedule 2.9 in light of the facts as they exist as of the date hereof and have taken them into account in determining the Purchase Price set forth in Section 2.4(b). Buyer and Seller hereby agree that such items shall be considered for the purposes of establishing the EACs in determining the Estimated Closing Net Assets and the Closing Net Assets. Notwithstanding anything to the contrary in this Agreement, the items set forth in Schedule 2.9 shall be excluded for purposes of determining whether any changes in the assets, liabilities, earnings, factual basis for EACs or financial condition of the Business or any developments have had or are reasonably likely to result in a Material Adverse Effect as of the Closing Date; PROVIDED, HOWEVER, changes or developments not described therein may be so considered.

                                   ARTICLE III

                              CONDITIONS TO CLOSING

      3.1 BUYER'S OBLIGATION. The obligations of Buyer to purchase and pay for the Assets and assume the Assumed Liabilities are subject to the satisfaction (or waiver by Buyer) as of the Closing of the following conditions:

            (a) The representations and warranties of Seller made in this Agreement shall be true and correct: (i) in all material respects as of the date hereof; and (ii) on and as of the Closing Date, as though made on such date, (x) except for those representations and warranties which refer to facts existing at a specific date, (y) except as specifically contemplated by this Agreement, and
(z) except changes resulting from the operation of the Business in the ordinary course in accordance with the provisions of this Agreement, none of which individually or in the aggregate has a Material Adverse Effect. Seller shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Seller by the time of the Closing; and Seller shall have delivered to Buyer a certificate dated the Closing Date and signed by an authorized officer of Seller confirming the foregoing.

            (b) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction which, in the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, involves a reasonable likelihood of an injunction, order, decree, ruling or charge that could reasonably be expected to (w) prevent consummation of any of the transactions contemplated by this Agreement or any related instruments and agreements; (x) cause any of the transactions contemplated by this Agreement or related instruments and agreements to be rescinded following consummation; (y) affect adversely the right of Buyer to own the Assets or to operate the Business; or (z) cause Buyer to owe significant damages to any governmental entity or third party (and no such injunction, judgment, order, decree, ruling or charge shall be in effect).

            (c) The waiting period under the HSR Act shall have expired or been terminated.

            (d) Since the date hereof, there shall not have occurred any changes in the assets, liabilities, earnings, factual basis for EACs or financial condition of the Business or any developments that have had or are reasonably likely to result in a Material Adverse Effect.

            (e) Buyer shall have received sufficient funds to enable it to pay the Purchase Price and otherwise consummate the transactions contemplated by this Agreement.

      The foregoing conditions are for the sole benefit of Buyer and may be waived by Buyer, in whole or in part, at any time and from time to time in the sole discretion of Buyer. The failure by Buyer at any time to exercise any of the foregoing rights shall not be deemed a wavier of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time prior to the Closing Date.

      3.2 SELLER'S OBLIGATION. The obligation of Seller to sell and deliver the Assets to Buyer is subject to the satisfaction (or waiver by Seller) as of the Closing of the following conditions:

            (a) The representations and warranties of Buyer made in this Agreement shall be true and correct: (i) in all material respects as of the date hereof; and (ii) on and as of the Closing Date, as though made on such date, (x) except for those representations and warranties which refer to facts existing at a specific date, (y) except as specifically contemplated by this Agreement, and
(z) except changes in the Schedules hereto, which do not individually or in the aggregate have a Material Adverse Effect. Buyer shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Buyer by the time of the Closing; and Buyer shall have delivered to Seller a certificate dated the Closing Date and signed by an authorized officer of Buyer confirming the foregoing.

            (b) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign which, in the opinion of Gibson, Dunn & Crutcher, involves a reasonable likelihood of an injunction, order, decree, or ruling that would (w) prevent consummation of any of the transactions contemplated by this Agreement or any related instruments and agreements; (x) cause any of the transactions contemplated by this Agreement or related instruments and agreements to be rescinded following consummation; (y) affect adversely the right of Seller to sell or transfer the Assets; or (z) cause Seller to owe significant damages to any governmental entity or third party (and no such injunction, judgment, order, decree, ruling or charge shall be in effect).

            (c) The waiting period under the HSR Act shall have expired or been terminated.

            The foregoing conditions are for the sole benefit of Seller and may be waived by Seller, in whole or in part, at any time and from time to time in the sole discretion of Seller. The failure by Seller at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time prior to the Closing Date.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller hereby represents and warrants to Buyer as follows:

      4.1   AUTHORITY; NO CONFLICTS; GOVERNMENTAL CONSENTS; CORPORATE MATTERS.

            (a) Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Seller is duly qualified or licensed to do business in each jurisdiction in which the property relating to the Business is owned, leased or operated by Seller or the nature of the Business makes such qualification necessary, except for those jurisdictions where the failure to be so qualified or licensed do not individually or in the aggregate have a Material Adverse Effect. Seller has the requisite corporate power and authority to enter into the Transaction Documents and to consummate the Transactions. All corporate acts and other proceedings required to be taken by Seller to authorize the execution, delivery and performance of the Transaction Documents and the consummation of the Transactions have been duly and properly taken. This Agreement has been, and each of the Transaction Documents, when executed, will be, duly executed and delivered by Seller and constitute a valid and binding obligation of Seller, enforceable against Seller in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (b) The execution and delivery of this Agreement does not and of the other Transaction Documents will not, and the consummation of the Transactions and compliance with the terms of the Transaction Documents will not conflict with the Certificate of Incorporation or By-Laws or other organizational or governing documents of Seller, or require the consent of any Person, result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, or to loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of the Business or Seller, under, (i) subject to the matters disclosed in Schedule 4.1(b), any material Contract, or (ii) any judgment, order or decree or, subject to the matters described in clauses (A)-(E) of paragraph (c) below, Requirement of Law applicable to the Business.

            (c) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required to be obtained or made by or with respect to Seller in connection with the execution and delivery of the Transaction Documents or the consummation of the Transactions contemplated hereby, other than (A) compliance with and filings under the Exchange Act, (B) compliance with and filings and notifications under applicable Environmental Laws, (C) those that may be required solely by reason of Buyer's participation in the transactions contemplated hereby, (D) compliance with and filings under the HSR Act and (E) those that, if not made or obtained, individually or in the aggregate, would not have a Material Adverse Effect.

      4.2   FINANCIAL STATEMENTS; ABSENCE OF CHANGES.

            (a) Schedule 4.2(a) contains a true and complete copy of the unaudited pro forma statements of assets and liabilities of the Business as of December 31, 2000 and the related unaudited pro forma statements of revenues, costs and expenses of the Business for the years ended December 31, 1999 and December 31, 2000 (the "Financial Statements"). Except as set forth on Schedule 4.2(a), the Financial Statements: (A) were prepared in accordance with the books and records of Seller, (B) fairly present the financial position of the Business in each case at and as of the dates indicated, and the results of operations, of the Business for the periods indicated and (C) except as otherwise set forth on
Schedule 4.2(a), were prepared in accordance with GAAP, consistently applied throughout the periods covered thereby.

            (b) ABSENCE OF CHANGES. Except as expressly contemplated by this Agreement or as set forth on Schedule 4.2(b), since December 31, 2000, the Business has been operated in the ordinary course and consistent with past practice, and with respect to the Business there have not been any:

                  (i) Liens on or against any Asset or any interest therein other than Permitted Liens;

                  (ii) waiver of any right except in the ordinary course of business;

                  (iii) termination of or amendment to any Contract, Permit or real property lease except in the ordinary course of business;

                  (iv) any loans, advances (other than in the ordinary course of business) or capital contributions by Seller to, or investments by Seller in, any other Person;

                  (v) any increase in the compensation or benefits of any of the officers or other key employees of the Business, except for such increases as are granted in the ordinary course of business in accordance with its customary practices (which shall include normal periodic performance reviews and related compensation and benefit increases) or in accordance with the terms of any employment contract or collective bargaining agreement as currently in effect;

                  (vi) any indemnification agreement, non-compete covenant or nondisclosure agreement entered into by the Seller related to the Business other than in the ordinary course of business consistent with past practice;

                  (vii) any failure to: (1) pay the accounts payable and collect the accounts receivable of the Business in a manner and at the times which are consistent with past practices; (2) use its reasonable commercial efforts to preserve the goodwill of the suppliers, distributors, customers and contractors dealing with the Business;

                  (viii) changes in the assets, liabilities, earnings, factual basis for EACs or financial condition of the Business that have had or are reasonably likely to result in a Material Adverse Effect;

                  (ix) occurrences resulting in the damage, destruction or loss (whether or not covered by insurance) affecting any tangible asset or property of the Business in excess of $500,000 for any single loss or $2,000,000 for all such losses;

                  (x) changes in the accounting methods or practices followed by or with respect to the Business, or any changes in depreciation or amortization policies or rates theretofore adopted;

                  (xi) agreements or commitments to merge or consolidate with or otherwise acquire any other Person, or any part or division thereof;

                  (xii) other material transactions relating to the Business, other than in the ordinary course of the Business and consistent with past practice;

                  (xiii) Seller has not sold, transferred, or otherwise disposed of any of its properties or assets (real, personal or mixed, tangible or intangible), except in the ordinary course of business and consistent with past practice; or

                  (xiv) agreements or understandings, whether in writing or otherwise, for Seller to take any of the actions specified in items (i) through (xiii) above.

            (c) ABSENCE OF UNDISCLOSED LIABILITIES. Except as and to the extent reflected on the Balance Sheet, or on Schedule 4.2(c) to this Agreement, Seller does not have any liabilities relating to the Business required to be reflected on a Balance Sheet prepared in accordance with GAAP other than liabilities and obligations incurred since the date of the Balance Sheet in the ordinary course of business and consistent with past practice and which have not had or will not have, individually or in the aggregate, a Material Adverse Effect. Seller does not have any contingent liabilities with respect to the Business which are not required to be reflected on a balance sheet prepared in accordance with GAAP, other than contingent liabilities incurred in the ordinary course of business consistent with past practice and which have not had or will not have individually or in the aggregate a Material Adverse Effect.

      4.3   TAXES.

            (a) Except as disclosed on Schedule 4.3, there are no outstanding Tax Liens (other than for taxes not yet due and payable) that have been filed by any Tax authority against any property or assets of the Business.

            (b) Except as set forth in Schedule 4.3, none of the Assets comprises "tax exempt use property" within the meaning of Section 168(h) of the Code.

            (c) Seller has not received a material adverse ruling from any taxing authority or entered into any materially adverse agreement regarding Taxes with any taxing authority that could, individually or in the aggregate, apply to the Business or the Assets after the Closing Date.

      4.4   ASSETS OTHER THAN REAL PROPERTY INTERESTS. Except as disclosed on
Schedule 4.4, Seller has good and marketable title to all assets reflected on the Balance Sheet other than real property or interests in real property thereafter acquired, except those sold or otherwise disposed of since the date of the Balance Sheet in the ordinary course of business consistent with past practice, in each case free and clear of all Liens other than: (i) mechanics', carriers', workmen's, repairmen's or other like Liens arising or incurred in the ordinary course of business, (ii) Liens arising under conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business, (iii) Liens for Taxes and other governmental charges which are not due and payable or which may thereafter be paid without penalty, and
(iv) Liens on work-in-progress assets under any customer finance facility, and
(v) other imperfections of title, restrictions or encumbrances, if any, which Liens, imperfections of title, restrictions or other encumbrances do not, individually or in the aggregate, materially impair the continued use, operation, value or marketability of the specific assets to which they relate or the operation of the Business (the Liens described in the preceding clauses (i)-(v) are hereinafter referred to collectively as "Permitted Liens").

      4.5 REAL PROPERTY INTERESTS. There is no leased real property utilized in the Business. Except as set forth in Schedule 4.5:

      (a) Seller has received no notification that it is in material violation of any applicable building, zoning, health or other law, ordinance or regulation in respect of its plants or structures of their operations, except as disclosed in Schedule 4.9.

      (b) To the Knowledge of the Seller, there is no condition currently or previously existing on any Leased Premises or any portion thereof which may give rise to any violation of any applicable law. There are no proceedings or, to the Knowledge of Seller, claims, disputes or conditions, affecting any Leased Premises that might curtail or interfere with the use of such property in any material respect.

      (c) To the Knowledge of Seller, the plants, structures and equipment used in connection with the Business are structurally sound with no known defects and are in good operating condition and repair, normal wear and tear excepted, and are adequate for the uses to which they are being put. None of such plants, structures or equipment are in need of maintenance or repairs except for ordinary, routine maintenance and repairs.

      (d) Other than Environmental Permits, true and complete copies of all certificates, permits and licenses held by Seller in connection with the ownership, use, operation, leasing and maintenance of the Leased Premises have heretofore been made available to Buyer. To the Knowledge of Seller, other than Environmental Permits, Seller has obtained, or will have obtained on or before the Closing Date, all appropriate certificates of occupancy, permits, licenses, easements and rights of way, including proofs of dedication, required to use and operate the Leased Premises in all respects in the same manner in which the Leased Premises are currently being used and operated. To the Knowledge of Seller, the current use and occupation of any portion of the Leased Premises does not violate any of such certificates, permits or licenses. Other than Environmental Permits and Permits pertaining to the national security of the United States, no such approvals, permits, licenses will be required, as a result of the transactions contemplated by this Agreements, to be issued after the date hereof in order to permit Buyer to operate the Leased Premises in all material respects in the same manner as heretofore owned or operated, other than such approvals, permits of licenses that are ministerial in nature and are normally issued in due course upon application therefore without any further action by the applicant.

      (e) All utilities presently serving the Leased Premises are presently adequate to service the existing normal operations of Seller.

      (f) Neither the whole nor any portion of the Leased Premises is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor, and to the Knowledge of Seller, no such action has been proposed.

      4.6 CONTRACTS. Schedule 4.6 sets forth a list of each of the following types of Assigned Contracts:

            (a) any employment or severance agreement that has an aggregate future liability in excess of $100,000;

            (b) any employee collective bargaining agreement or other contract with any labor union covering Business Employees;

            (c) any Contract (including purchase orders) involving the obligation of Seller to purchase products or services pursuant to which the aggregate of payments to become due from Seller is equal to or exceeds $250,000, and which is not terminable on 60 days' or less notice or as to which the cost to terminate such Contract equals or exceeds $100,000;

            (d) (i) any distributor, dealer, sales, advertising, agency, manufacturer's representative, franchise or similar Contract currently in effect, regardless of the amount of commissions payable thereunder, or (ii) any other contract requiring the payment of any commissions in excess of $100,000 per year;

            (e) any option or other agreement to purchase or otherwise acquire or sell or otherwise dispose of any interest in real property;

            (f) any contract under which Seller has agreed to indemnify any third party with respect to, or to share, the Tax liability of any third party;

            (g) any commitment of Seller relating to the Business to make a capital expenditure or to purchase a capital asset, not contemplated by the capital expenditure budget of Seller for the Business, copies of which have been provided or made available to Buyer;

            (h) any agreement or commitment relating to the location of employees or minimum number of employees to be employed with respect to the Business;

            (i)   any power of attorney pertaining to the Business;

            (j)   any covenant not to compete pertaining to the Business; or

            (k) any lease or similar agreement pertaining to the Business under which (i) Seller is the lessee of, or holds or uses, any machinery, equipment, vehicle or other tangible personal property owned by any third Person for an annual rent in excess of $250,000 or (ii) Seller is the lessor of, or makes available for use by any third Person, any tangible personal property owned by it for an annual rent in excess of $250,000. Except as could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, Seller is in compliance with the terms of all leases of tangible properties to which they are a party and under which they are in occupancy, and all such leases are in full force and effect.

            The contracts described in clauses (a)-(k) above are referred to herein as the "Seller Material Contracts").

      Seller has delivered or made available to Buyer complete and correct copies of all written Seller Material Contracts, and accurate descriptions of all material terms of all oral Seller Material Contracts, set forth or required to be set forth on Schedule 4.6.

      Except as disclosed on Schedule 4.6, each Contract listed on Schedule 4.6 is, to the best of the Knowledge of Seller, valid, binding and in full force and effect. Except as disclosed in Schedule 4.6, Seller has performed all material obligations required to be performed by it to date under each such Contract and is not in breach or default in any material respect thereunder and, to the Knowledge of Seller, no other party to any of such Contracts is in breach or default in any material respect thereunder.

      4.7 LITIGATION; DECREES. Schedule 4.7(a) sets forth a list of all pending and, to the Knowledge of Seller, threatened lawsuits or claims against Seller or any of its properties, assets and business operations, by or before any court, governmental or regulatory authority, private arbitration or brought by any third party, in each case relating to the Business which (a) has or can be reasonably expected to have an adverse effect on the Business in excess of $100,000, (b) seeks any injunctive relief or (c) seeks to prevent the Transactions. Seller is not in default under any judgment, order or decree of any court, administrative agency or commission or other Governmental Authority applicable to the Business. Schedule 4.7(b) sets forth a list of (i) all lawsuits or claims against Seller or any of its properties, assets, and business operations by or before any court, governmental or regulatory authority, private arbitration or brought by any third party, in each case relating to the Business, for the three years prior to the date of this Agreement, (ii) from three years prior to the date of this Agreement through December 1999, all settlements and payments in excess of $500,000 required to be paid by Seller or restrictions imposed on Seller pursuant to such lawsuits or claims and (iii) from December 1999 through the date of this Agreement, all settlements and payments in excess of $100,000 required to be paid by Seller or restrictions imposed on Seller pursuant to such lawsuits or claims.

      4.8   EMPLOYEE BENEFITS.

            (a) Schedule 4.8 sets forth each Employee Benefit Plan and each Employee Benefit Arrangement (the "Plans"). Each Plan, to the extent applicable, is identified on Schedule 4.8 as one or more of the following: a plan subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code and applicable Treasury Regulations thereunder, or any other "employee pension plan" (as defined in Section 3(2) of ERISA); a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA); an "employee welfare plan" (as defined in Section 3(2) of ERISA); "fringe benefit plan" subject to Section 125 or 127 of the Code; and incentive plans applicable to the Business Employees.

            (b) Except as set forth on Schedule 4.8, (i) each Plan complies in all material respects with its terms and with the applicable requirements of law and collective bargaining agreements, (ii) no material claims by the Internal Revenue Service, the Pension Benefit Guaranty Corporation ("PBGC"), the Department of Labor, any participant or beneficiary or any other person currently are pending, or are, to the Knowledge of Seller, threatened with respect to any Plan, other than claims for benefits in the ordinary course, and (iii) each Plan which is intended to be qualified under
Section 401(a) of the Code has received a favorable determination letter that it is so qualified and Seller is not aware of any facts or circumstances which could result in the disqualification of such Plan. No asset of the Business acquired herein is subject to any lien under ERISA or the Code.

            (c)   There has been delivered to Buyer with respect to each Plan:
(i) if required under ERISA, a copy of the most recent annual report (including all required attachments, schedules and financial statements); (ii) a copy of the Summary Plan Description, together with each Summary of Material Modifications, required under ERISA, and, unless the Plan is embodied entirely in an insurance policy, a true and complete copy of the Plan and any amendments thereto; (iii) if the Plan is funded through a trust or any third-party funding vehicle (other than an insurance policy or with respect to any "multiemployer plan"), a copy of the trust or other funding agreement and the latest financial statements thereof; (iv) a copy of the most recent actuarial reports (prepared to compute the funding requirements under ERISA, the pension costs under Cost Accounting Standards 9904.412, and the pension costs and disclosures under Financial Accounting Standards No. 87, 88 and 132, as applicable) with respect to each Plan which is a "defined benefit plan" (as defined in Section 3(35) of ERISA); (v) a copy of the most recent favorable determination letter issued by the IRS with respect to each Plan intended to be qualified under section 401(a) of the Code; and (vi) and copies of any collective bargaining agreements which require Seller to provide benefits to union Business Employees.

            (d) With respect to each Plan, all required payments, premiums, contributions, reimbursements or accruals for all periods (or partial periods) ending prior to or as of the Closing Date have been made. None of the Plans has any material unfunded liabilities or risk of incurring liability under Title IV or Section 302 of ERISA. No plan is a multiemployer plan as defined in ERISA
Section 3(37).

            (e) Except as disclosed in Schedule 4.8, the consummation of the transactions contemplated by this Agreement will not, either alone or in combination with another event, (A) entitle any current or former employee, director or officer of Seller or any ERISA Affiliate to severance pay, unemployment compensation or any other payment, (B) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee, director or officer or (C) require the immediate funding or financing of any compensation or benefits, which could reasonably become a liability of Buyer.

      4.9   ENVIRONMENTAL MATTERS.  Except as disclosed on Schedule 4.9:

            (a) the Business is and to the Knowledge of the Seller has been in compliance with all applicable Environmental Laws except for non-compliances that have been fully resolved, and except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect;

            (b) the Business has all licenses, permits and governmental consents required under Environmental Laws for the operation of the business as presently conducted (the

"Environmental Permits") and there are no violations, investigations or proceedings nor, to the Knowledge of Seller, are any investigations or proceedings pending or threatened, with respect to the Environmental Permits, other than where the violations, investigation or proceeding relating thereto would not, individually or in the aggregate, have a Material Adverse Effect (such Environmental Permits are listed on Schedule 4.9 hereto);

            (c) since December 31, 1999, and to the Knowledge of Seller prior to December 31, 1999, no notice, notification, demand, request for information, citation, summons, complaint or order has been received by Seller or, to the Knowledge of Seller, is pending or threatened by any Person against any part of the Business nor has any penalty been assessed against any part of the Business with respect to any alleged violation of any Environmental Law or liability thereunder, other than where such notice, notification, demand, request for information, citation, summons, complaint or order has been fully resolved;

            (d) insofar as it relates to the Business, to the Knowledge of Seller, no event, condition, circumstance, activity, practice, action or plan of the Seller has occurred or exists which may interfere with or prevent continued compliance, or which may give rise, to any liability under any Environmental Law, or otherwise form the basis of any claim, action, suit, proceeding, hearing, or investigation, based on or related to the disposal, storage, handling, manufacture, processing, distribution, use, treatment, or transport, or the emission, discharge, release or threatened release into the environment of any Hazardous Materials, except for any of the foregoing which would not have a Material Adverse Effect;

            (e) there is no cleanup or remediation of Hazardous Materials being conducted or planned at the Leased Premises;

            (f) to the Knowledge of Seller, there is no existing contamination by, and there has not been the release of, any Hazardous Material on, at or under the Leased Premises that has or would have a Material Adverse Effect; and

            (g) to the Knowledge of Seller, the Business has not disposed of, sent or arranged for the transportation of Hazardous Materials to any site that has been placed on the "National Priorities List", "CERCLIS", or similar state list under Environmental Laws.

Any RTC used in or related to the Business shall remain the property of Seller subject to the obligation of Seller to make such RTC available to Buyer as required under the Transition Services Agreement. No representation or warranty is made in this Agreement as to any matters relating to the environment, Environmental Laws or Hazardous Materials except in this Section 4.9.

      4.10  EMPLOYEE AND LABOR RELATIONS. Except as set forth on Schedule 4.10:

            (a) there is no labor strike, dispute, or work stoppage or lockout pending, or, to the Knowledge of Seller, threatened, involving the Business;

            (b) to the Knowledge of Seller, no union organization campaign is in progress with respect to the Business Employees, and no question concerning representation exists respecting such employees;

            (c) there is no unfair labor practice charge or complaint against Seller pending, or, to the Knowledge of Seller, threatened, before the National Labor Relations Board or similar governmental agency outside of the United States involving the Business that has or can be reasonably expected to have a Material Adverse Effect;

            (d) there is no pending, or, to the Knowledge of Seller, threatened, grievance involving a Business Employee that has or can be reasonably expected to have, if adversely decided, a Material Adverse Effect; and

            (e) no charges with respect to or relating to Seller in respect of the Business are pending before the Equal Employment Opportunity Commission or any other Governmental Authority responsible for the prevention of unlawful employment practices that has or can be reasonably expected to have a Material Adverse Effect.

      4.11  COMPLIANCE WITH LAW; PERMITS.

            (a) Except as set forth in Schedule 4.11, Seller has, since January 1, 1999, conducted the Business and operations of the Business in compliance with all applicable provisions of any laws, statutes, ordinances or regulations and such operations are not in violation of any Requirement of Law applicable to the Business, which non-compliance or violation has or can be reasonably expected to have a Material Adverse Effect.

            (b) Except as set forth in Schedule 4.11, (i) Seller has all licenses, permits, orders, approvals and other authorizations of or from all Governmental Authorities which are necessary in the conduct of the Business as presently being conducted ("Permits"), (ii) such Permits are in full force and effect, and (iii) no violations or claimed violations are pending before any Governmental Authority with respect to such Permits except any such violation or claimed violation as would not be required to be set forth on Schedule 4.7.

            (c) Except as set forth in Schedule 4.11: (A) to the Knowledge of Seller, neither the Business nor any employees engaged in the Business is or during the past three years has been under administrative, civil or criminal investigation, indictment or information by any Governmental Authority with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract, and (B) during the past three years, Seller has not made a voluntary disclosure to any Governmental Authority with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract of the Business.

      4.12 ASSETS OF THE BUSINESS. Except for any Excluded Assets, the Assets and the rights conferred by the Ancillary Agreements comprise all of the properties, assets (including, without limitation, computer software and licenses therefor) and rights of Seller necessary and sufficient to the conduct of the Business as presently conducted and are adequate for Buyer to conduct the

Business on a basis consistent with past practice as an internal organization of Seller, and except for the Assets listed on Schedule 4.12, no Assets are shared by the Business with another division of Seller or another business of Seller.

      4.13  GOVERNMENT CONTRACTS.  Except as set forth on Schedule 4.13:

            (a) To the Knowledge of Seller, Seller has (i) complied with all material terms and conditions of each Government Contract; (ii) complied in all material respects with all requirements of all laws or agreements pertaining to each Government Contract and (iii) all representations and certifications executed, acknowledged or set forth in or pertaining to each Government Contract were complete and correct in all material respects as of their effective date and Seller has complied in all material respects with all such representations and certifications.

            (b) Seller has not received a final decision of a contracting officer or prime contractor asserting any claim or equitable adjustment against Seller with respect to any Government Contract of the Business; and there are no material disputes as to which Seller has received notice in writing under any other federal statute with respect to any Government Contract of the Business.

            (c) Seller has not received any written notice of the intention of any contracting officer, prime contractor, subcontractor or other person to terminate any Government Contract of the Business for either convenience or default. Seller has not received any show cause notices, cure notices, or negative determinations of responsibility with respect to any Government Contract of the Business. Neither any Governmental Authority nor any prime contractor, subcontractor or other person has notified Seller, either in writing or, to the Knowledge of Seller, orally, that Seller has breached or violated any
(i) law or certification pertaining to any Government Contract, or (ii) where such breach or violation, individually or in the aggregate with all other such breaches or violations, would have a Material Adverse Effect, representation, clause, provision or requirement pertaining to any Government Contract.

            (d) Seller has not asserted any claim or request for equitable adjustment requesting money, interpretation of contract terms (where any reasonably likely interpretation, individually or in the aggregate with all other such interpretations, would have a Material Adverse Effect), or other relief under any Government Contract of the Business. To the Knowledge of Seller, no material cost incurred by Seller or any of its subsidiaries pertaining to any Government Contract has been questioned or challenged by representatives of the Administrative Contracting Officer or the Defense Contract Audit Agency; is, to the Knowledge of Seller, the subject of any investigation;, or has been disallowed by any Governmental Authority. No amount of money due to Seller pertaining to any Government Contract has been withheld or set off nor has any claim been made to withhold or set off money, and, to the Knowledge of Seller, Seller is entitled to all progress payments received with respect thereto.

            (e) Seller has not been debarred or suspended from participation in the award of contracts with the Department of Defense or any other Governmental Authority (excluding for this purpose ineligibility to bid on certain contracts due to generally applicable bidding requirements) that relate to or affect the Business. To the Knowledge of Seller, there exist no facts or circumstances that would warrant suspension or debarment or the finding of non-responsibility or ineligibility on the part of Seller that relate to or affect the Business. Neither Seller nor any director, officer, nor, to the Knowledge of Seller, any agent or employee, of Seller directly or indirectly has with respect to the Business (i) used any funds for contributions, gifts, entertainment or other expenses relating to political or governmental activity in violation of any law where such violation, individually or in the aggregate with all other such violations, would have a Material Adverse Effect, (ii) made any payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns in violation for any law, or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended;
(iii) violated the Truth in Negotiations Act (10 U.S.C. Section 2306a, 41 U.S.C.
Section 254(d)) or (iv) made any other payment in violation of any Law where such violation, individually or in the aggregate with all other such violations, would have a Material Adverse Effect. Seller has in place written polices requiring all foreign agents and sales consultants to agree in writing not to violate any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the OECD's Convention on Combating Bribery of Foreign Officials in International Business Transactions, and Seller uses its reasonable best efforts to ensure compliance with such policies.

            (f) No suspension or debarment action has been commenced against the Business with respect to any Government Contract of the Business. To the Knowledge of Seller, neither Seller nor any of its directors, officers, or employees, is or during the past three years has been under administrative, civil or criminal investigation, indictment or information by any Governmental Authority with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract, and during the past three years, Seller has not made a voluntary disclosure to any Governmental Authority with respect to any alleged irregularity, misstatement or omission arising under or relating to a Government Contract.

      4.14 BUSINESS RELATIONSHIPS WITH AFFILIATES. Schedule 4.14 describes all contracts and transactions between the Business and any other administrative or business unit of Seller since January 1, 2000, other than transfers of cash pursuant to Seller's cash management system. After the Closing, except as contemplated hereby and by the Ancillary Agreements, the Business will not have any obligations to Seller or any of its Affiliates.

      4.15 INSURANCE. Schedule 4.15 sets forth all insurance with third parties providing insurance coverage for employees, properties or assets of the Business, including policies of life, disability, fire, theft, workers compensation, employee fidelity and casualty and liability insurance. All such policies are in full force and effect as of the date hereof. Furthermore, except as set forth in Schedule 4.15, (a) Seller has not received any notice of cancellation or non-renewal of any such policy or arrangement nor is the termination of any such policies or arrangements threatened, (b) there is no claim pending under any of such policies or arrangements as to which coverage has been questioned, denied or disputed by the underwriters of such policies or arrangements, (c) Seller has not received any notice from any of its insurance carriers that any insurance premiums will be increased in the fixture or that any insurance coverage presently provided for will not be available to the Seller in the fixture on substantially the same terms as now in effect and (d) none of such policies or arrangements provides for any retrospective premium adjustment, experienced-based liability or loss sharing arrangement affecting the Business.

      4.16 RECORDS. To the Knowledge of Seller, the Records are complete and accurate in all material respects and have been made available as requested by Buyer.

      4.17 INVENTORY. All of the inventories of the Business, other than inventories of the Business which are reflected in the EACs used in preparation of the Balance Sheet and the Closing Statement of Assets and Liabilities, consist of a quality usable and salable in the ordinary and usual course of business, except for items of obsolete materials and materials of below-standard quality, all of which items have been written off or written down on the Balance Sheet to fair market value or for which adequate reserves have been provided therein.

      4.18 FIRPTA. Seller is not a "foreign person" as defined in Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

      Seller makes no warranty as to merchantability of any of the Assets or of their fitness for a particular purpose except as provided herein.

                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer hereby represents and warrants to Seller as follows:

      5.1   AUTHORITY; NO CONFLICTS; GOVERNMENTAL CONSENTS.

            (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has all requisite corporate power and authority to enter into the Transaction Documents and to consummate the Transactions. All corporate acts and other proceedings required to be taken by Buyer to authorize the execution, delivery and performance of the Transaction Documents and the Transactions have been duly and properly taken. This Agreement has been, and the Transaction Documents, when executed, will be, duly executed and delivered by Buyer and constitute valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general principles (regardless of whether such enforceability is considered in a proceeding in equity or law).

            (b) The execution and delivery of this Agreement does not and of the other Transaction Documents will not, and the consummation of the Transactions and compliance with the terms of the Transaction Documents will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Buyer under, any provision of (i) the Certificate of Incorporation or By-Laws of Buyer, (ii) any Contractual Obligation of Buyer or (iii) any judgment, order or decree or, subject to the matters described in clauses
(A)-(D) of paragraph (c) below, statute, law, ordinance, rule or regulation applicable to Buyer or its property or assets.

            (c) No material consent, approval, license, permit order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other Governmental Authority is required to be obtained or made by or with respect to Buyer or its Affiliates in connection with the execution and delivery of the Transaction Documents or the consummation by Buyer of the Transactions, other than (A) compliance with and filings and notifications under applicable state environmental laws, (B) compliance with and filings under the HSR Act and (C) those that may be required solely by reason of Seller's (as opposed to any other third party's) participation in the transactions contemplated hereby.

      5.2 ACTIONS AND PROCEEDINGS, ETC. There are no: (a) outstanding judgments, orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against Buyer or (b) actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or, to the knowledge of Buyer, threatened against Buyer in either case that are reasonably likely to materially and adversely affect the ability of Buyer to enter into and perform its obligations under this Agreement.

      5.3 BUYER'S ACKNOWLEDGMENT. Buyer acknowledges and agrees that, (a) other than the representations and warranties of Seller specifically contained in this Agreement or in the Ancillary Agreements, there are no representations or warranties of Seller either expressed or implied with respect to Seller, the Business or the Transactions, (b) it shall have a right to indemnification solely as provided in Article X hereof and shall have no claim or right to indemnification with respect to any information, documents or materials furnished by either Seller or any of its officers, directors, employees, agents or advisors, or otherwise available to Buyer, and (c) any cost estimates, projections or other predictions contained or referred to in the disclosure schedules to this Agreement or in the information provided to Buyer or any of its employees, agents or representatives were prepared for internal planning purposes only and are not and shall not be deemed to be representations or warranties of Seller or any Affiliate thereof.

      5.4 AVAILABLE FUNDS. Buyer has furnished to Seller a true and correct copy of the commitment letter dated June 20, 2001 from First Union National Bank to Buyer (the "Commitment Letter"). The Commitment Letter is in full force and effect on the date hereof, and Buyer is aware of no facts which would reasonably be expected to result in its inability to satisfy the borrowing conditions referred to therein as of the Closing Date. Based on the facts as of the date hereof, the funds available pursuant to the Commitment Letter will be sufficient, with the funds of Buyer, to make payment of the Purchase Price and pay all expenses necessary for consummation of the transactions contemplated hereby.

                                   ARTICLE VI

                               COVENANTS OF SELLER

      Seller covenants and agrees as follows:

      6.1 ACCESS. Subject to the provisions of Section 7.1 hereof, prior to the Closing, Seller will give Buyer and its representatives, employees, counsel and accountants reasonable access during normal business hours and upon reasonable notice, to the personnel, properties,


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

books and records of the Business for purposes of investigating its assets, operations, prospects, obligations and liabilities; PROVIDED, HOWEVER, (i) that such access does not unreasonably disrupt the normal operations of the Business, and (ii) that Seller is under no obligation to disclose to Buyer any information, the disclosure of which is restricted by Contract or the Requirement of Law, except in strict compliance with the applicable Contract or Requirement of Law and (C) any information as to which the attorney-client privilege may be available, until a mutually satisfactory joint defense agreement has been executed by Buyer and Seller.

      6.2 ORDINARY CONDUCT. Except as contemplated by this Agreement or as set forth in Schedule 6.2, from the date hereof to the Closing, Seller agrees to cause the business of the Business to be conducted in the ordinary course in substantially the same manner as presently conducted and will make all reasonable efforts, consistent with past practices, to preserve relationships with employees, customers, suppliers and others with whom the Business deals. Seller will not take any of the following actions without the prior written consent of Buyer, which consent will not be unreasonably withheld or delayed:

            (i) transfer any person identified on Schedule 9.1 to another business of Seller (other than as required by Law or by the terms of any collective bargaining agreement) or transfer any employee of another Seller business to the Business, except as may be legally required;

            (ii) except in the ordinary course of business, or as required to comply with applicable law enter into, adopt, amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any Business Employee or (except, in the case of employees who are not officers, for normal compensation increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense), increase in any manner the compensation or benefits of any Business Employee or pay any benefit to any Business Employee not required by any plan or arrangement as in effect as of the date hereof (including, without limitation, the granting of stock options, restricted stock, stock appreciation rights or performance units);

            (iii) subject to any Lien, other than Permitted Liens, any of the material assets (whether tangible or intangible) of the Business;

            (iv) acquire any assets or sell, assign, transfer, convey, lease or otherwise dispose of any of the assets (except, in each case, for fair consideration in the ordinary course of business consistent with past practice or pursuant to existing contractual obligations) of the Seller, relating to the Business;

            (v) enter into any commitment for capital expenditures relating to the Business not contemplated by the capital expenditure budget of Seller heretofore provided to the Buyer;


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

            (vi) modify, amend or terminate any of its material Contracts or waive, release or assign any material rights or claims, except in the ordinary course of business and consistent with past practice;

            (vii) lease, license, mortgage, pledge, or encumber any assets other than in the ordinary and usual course of business and consistent with the past practice or transfer, sell or dispose of any assets other than in the ordinary and usual course of business and consistent with past practice;

            (viii) other than in the ordinary course of business, terminate, modify, amend or waive compliance with any material provision of, any of the Contracts, or fail to take any reasonable action necessary to preserve the benefits of any Contract to the Business;

            (ix) acquire, purchase or otherwise obtain any additional assets or provisions, whether inventory, labor or otherwise, in advance of current Contract requirements;

            (x) pay, repurchase, discharge or satisfy any of its claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction thereof in the ordinary course of business and consistent with past practice;

            (xi) make any Tax election other than in ordinary course of business and consistent with past practice or compromise any Tax liability;

            (xii) transfer or license to any Person, other than Buyer, or otherwise extend, amend or modify in any material respect, any rights to any Assigned Intellectual Property or Exclusive Intellectual Property (as those terms are defined in the Intellectual Property Agreement), or enter into grants to future patent rights or other intellectual property, other than non-exclusive licenses in the ordinary course of business and consistent with past practices, with respect to the Assigned Intellectual Property and Exclusive Intellectual Property, or disclose any Assigned Intellectual Property or Exclusive Intellectual Property, except pursuant to confidentiality agreements consistent with past practices;

            (xiii) enter into, modify or terminate any labor or collective bargaining agreement relating to the Business or, through negotiation or otherwise, make any commitment or incur any liability to any labor organization relating to Business Employees, except in the ordinary course of business;

            (xiv) enter into any transaction or make or enter into any Contract relating to the Business which by reason of its size or otherwise is not in the ordinary course of business;

            (xv) with respect to the Business, authorize, propose, enter into or agree to enter into any acquisition of a material amount of assets, any disposition of a material amount of assets or any release or relinquishment of any material contract rights not in the ordinary course of business; or

            (xvi) take, or agree in writing or otherwise to take, any of the actions described above in this Section 6.2.

      6.3 INSURANCE; ADMINISTRATION OF INSURANCE. Seller shall keep, or cause to be kept, all insurance policies presently maintained relating to the Business and its properties, or replacements therefor, in full force and effect through the close of business on the Closing Date. Following the Closing, (i) Seller, upon Buyer's request, shall cooperate with and use its commercially reasonable efforts to assist Buyer in the assertion, perfection and collection of any proceeds to which it may be entitled under any insurance policy in effect prior to the Closing Date; and (ii) Seller shall provide Buyer access to insurance policies in effect prior to the Closing Date to the extent that any such policies apply to Assumed Liabilities. Buyer shall reimburse Seller for any out-of-pocket costs incurred by it pursuant to the preceding sentence.

      6.4 ACCOUNTS RECEIVABLE. For a period of sixty (60) days after the Closing, on the first business day of each week after the Closing Date, and thereafter, promptly following receipt of proceeds from accounts receivable of the Business, Seller agrees to promptly forward to Buyer any and all proceeds from accounts receivable of the Business that are received by Seller after 12:01 A.M. on the Closing Date.

      6.5 CONFIDENTIAL INFORMATION. On and after the day of the Closing, Seller will hold, and will cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents ("Representatives") to hold, in confidence, unless compelled to disclose by any Requirement of Law, all confidential documents and information concerning the Business (including any confidential information or documents provided to it pursuant to Section 8.6 and any trade secrets or other proprietary information forming a part of the Intellectual Property) (the "Confidential Information"), except to the extent that such information is (a) in the public domain through no fault of Seller or any of its Representatives, (b) later lawfully acquired by Seller on a non-confidential basis from sources other than Buyer or any of its Affiliates or
(c) was developed independently by Seller without access to the confidential information. The obligation of Seller to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as Seller would take to preserve the confidentiality of its own similar information.

      6.6 SELLER'S NON-COMPETE. Seller agrees that for a period of five years from and after the Closing Date, neither it nor any of its Subsidiaries will, directly or indirectly, through equity ownership or otherwise, own, manage, control or operate any business which competes, directly or indirectly, with
Buyer: (a) in the manufacture of products substantially of the kind manufactured by the Business at the Closing Date ("Competitive Products"); or (b) with respect to any of the contracts or programs reflected in those portions of Seller's MD&SC 2001 Operating/Long Range Business Plan, dated September 11, 2000, pertaining to the Business (the "OP/LRP"), a copy of which has been provided to Buyer prior to the date hereof; PROVIDED HOWEVER, that nothing herein shall prohibit:

            (i) the provision of existing products and services by Seller through any of its Subsidiaries;

            (ii) the provision of design, engineering or systems integration services by Seller or any of its Subsidiaries;

            (iii) any bid, proposal or contract for the provision of an integrated product or system offering to a customer in which a contract or program reflected in the OP/LRP may contemplate the provision of components; provided that neither Seller nor any of its Subsidiaries manufactures Competitive Products in connection therewith;

            (iv) any investment of less than 10% of the equity securities (as determined at the time of investment) in a Person if the Seller does not actively participate in the management, supervision or conduct of such Person, whether through membership or participation in such Person's board of directors, governing committee, management or otherwise;

            (v) any acquisition by the Seller or any of its Subsidiaries of another Person which is engaged in the manufacture of Competitive Products, if such activity represents less than 25% of such Person's revenues and less than 25% of such Person's assets, and if the Seller or such subsidiary acts diligently to divest such competitive activity in a commercially reasonable manner.

            (vi) any investment of up to 10% in another Person if the Seller (i) determines in good faith that such investment is primarily motivated by the receipt by the Seller or one of its Affiliates, or a reasonable expectation that the Seller or one of its Affiliates will receive, a contract of significance (in relation to the amount of the investment) for the provision of goods and/or services, to such Person and (ii) enters into appropriate arrangements reasonably satisfactory to Buyer to assure that it will not participate in the management, supervision or conduct of the business of such Person; PROVIDED that no such arrangement shall be necessary if the Seller's participation is limited to activities that directly affect the Seller's performance as a provider of goods and/or services to such Person and the Seller maintains appropriate firewalls and similar measures designed to ensure that any information that the Seller receives from such participation is not used by the Seller to engage, directly or indirectly, in the manufacture and sale of Competitive Products.

            (vii) Seller's equity ownership and participation in the management of HRL LLC; PROVIDED HOWEVER, neither Seller nor any of its Subsidiaries shall obtain another license for Uncooled MicroBolometer from Honeywell, Inc. after the assignment of such license to Buyer pursuant to Section 2.1(d).

      6.7 NO SOLICITATION. (a) Seller shall not (and Seller shall use its reasonable best efforts to cause the officers, directors, employees, representatives and agents of Seller, the Business and each Affiliate and representative of Seller including investment bankers, attorneys and accountants, not to), directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any Person or group (other than Buyer, any of its Affiliates or representatives) concerning any Acquisition Proposal. Seller shall not approve or recommend, or propose to approve or recommend any Acquisition Proposal, or enter into any agreement with respect to any Acquisition Proposal. Upon execution of this Agreement, Seller shall immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing and Seller shall request (or if Seller has the contractual right to do so, demand) the return of all documents, analyses, financial statements, projections, descriptions and other data previous furnished to others in connection with Seller's efforts to sell the Company. Seller shall immediately notify Buyer of the existence of any proposal or inquiry received by Seller after the date hereof, and Seller shall immediately communicate to Buyer the terms of any proposal or inquiry which Seller may receive and the identity of the party making such proposal or inquiry. "Acquisition Proposal" shall mean any proposal or offer made by any Person other than Buyer or any subsidiary of Buyer to acquire all or a substantial part of the business, properties and/or Assets of the Business, whether by merger, tender offer, exchange offer, sale of assets or similar transactions involving the Seller, but shall not include a proposal or offer on terms which do not interfere with the consummation of the Transactions provided for herein.

      6.8 SELLER'S COOPERATION FOR AUDITS. If requested by Buyer, Seller will, at Buyer's expense, promptly cooperate and cause its auditors to prepare such audited financial statements of the Business as Buyer may require for compliance with applicable regulations of the SEC.

      6.9   ENVIRONMENTAL AND RELATED MATTERS.

            (a) Prior to Closing, Seller shall provide to Buyer copies of environmental reports Seller has in its possession concerning the Business and Leased Premises, including but not limited to the Phase I report prepared by ENSR. At Buyer's request, Seller also will provide Buyer access to other records, reports, permits and other documents that Seller has in its possession relating to the environmental condition of the Properties. Other than those set forth above in Section 4.9, Seller makes no warranties or representations, express or implied, regarding the information and findings of the environmental reports or other documents and information provided to Buyer. The reports and documents were not prepared for Buyer or in anticipation of this particular transaction. Buyer acknowledges that all environmental reports were prepared solely for Seller's use and benefit.

            (b) Seller agrees that it shall retain responsibility, at its sole cost and expense, to correct, obtain and/or resolve: (i) the conditional authorization for elementary neutralization for Building 241; and (ii) the City of Anaheim Fire Department Correction Notice dated August 4, 1999 related to piping of hazardous production materials. Seller shall correct such matters, to the extent reasonably practicable, prior to the Closing Date, but if it cannot correct such matters prior to Closing Date, shall take all commercially reasonable steps to expeditiously correct, obtain and/or resolve such matters after the Closing Date.

            (c) From and after the Closing, if any environmental conditions are discovered at, on, under or migrating from the Leased Premises that may require investigation and/or remediation, there shall be a rebuttable presumption that such conditions are the result of activities or occurrences that existed or arose prior to the Closing Date. Seller shall bear the burden of proof if it contends that such conditions are a result of the actions of Buyer or its agents, employees, contractors or invitees after the Closing.

      6.10 PURCHASE ORDERS. With respect to each of the systems or other contracts for which the Business is providing only a portion of the services or products thereunder pursuant to one or more inter-company work authorizations, including without limitation, the Contracts set forth on Schedule 6.10, effective as of the Closing, Buyer will provide and Seller will accept purchase orders for the provision of such products and services after the Closing. Such purchase orders will be substantially in the form of the purchase order set forth on Exhibit D hereto and shall have terms consistent with terms set forth in such schedule.

                                   ARTICLE VII

                               COVENANTS OF BUYER

      Buyer covenants and agrees as follows:

      7.1 CONFIDENTIALITY. Buyer acknowledges that the information being provided to it by Seller is subject to the terms of a confidentiality agreement dated January 16, 2001 between Buyer and Seller (the "Confidentiality Agreement"), the terms of which are incorporated herein by reference. Effective upon, and only upon, the Closing, the Confidentiality Agreement will terminate; PROVIDED, HOWEVER, that Buyer acknowledges that the Confidentiality Agreement will terminate only with respect to information relating solely to the Business; and PROVIDED, FURTHER, HOWEVER, that Buyer acknowledges that any and all other information provided to it by Seller or Seller's representatives concerning Seller shall remain subject to the terms and conditions of the Confidentiality Agreement after the date of the Closing.

      7.2 WAIVER OF BULK SALES LAW COMPLIANCE. Buyer hereby waives compliance by Seller with the requirements, if any, of Article 6 of the Uniform Commercial Code as in force in any state in which Assets are located and all other similar Requirements of Law applicable to bulk sales and transfers, to the extent applicable to the Transactions.

      7.3 RELEASE GUARANTIES. Effective on the Closing Date, Buyer shall take all such actions as may be required to obtain the release of Seller from all guaranties of indebtedness or other obligations pertaining to the Business.

      7.4 COST ACCOUNTING STANDARDS. Buyer shall operate the Business in compliance with the United States Government Cost Accounting Standards as described in Federal Acquisition Regulations parts 52.230-2 and 52.230-6 and as set forth in 48 CFR Chapter 99, at least until all Government Contracts as set forth in Schedule 4.6 have been completed.

      7.5   FINANCING AGREEMENTS.

            (a) Buyer shall use all commercially reasonable efforts to obtain financing in an amount at least equal to the Purchase Price, including by (i) executing on or before August 31, 2001 (or such later date to which the Commitment Letter may be extended) definitive agreements (the "Financing Agreements") for the credit facilities contemplated by the Commitment Letter, and (ii) taking all such actions as may be required to satisfy the conditions for borrowing thereunder.

            (b) Without limiting the generality of the foregoing, in the event that at any time funds are not, or it has become apparent that funds will not be, made available pursuant to the Commitment Letter and the Financing Agreements so as to enable Buyer to proceed with the Closing in a timely manner, Buyer shall (i) use all commercially reasonable efforts to obtain alternative funding in an amount at least equal to the Purchase Price and (ii) shall continue to use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement.

            (c) Buyer shall take all actions necessary to enforce any or all of its rights, and comply with all of its obligations under the Commitment Letter and Financing Agreements, except to the extent consented to by the Seller in writing.

                                  ARTICLE VIII

                                MUTUAL COVENANTS

      Each of Seller and Buyer covenant and agree as follows:

      8.1   HSR FILINGS; PERMITS; NOVATIONS AND CONSENTS.

            (a) Seller and Buyer will as promptly as practicable, but in no event later than five Business Days following the execution and delivery of this Agreement, file with the United States Federal Trade Commission (the "FTC") and the United States Department of Justice (the "DOJ") the notification and report form, if any, required for the Transactions and any supplemental information requested in connection therewith pursuant to the HSR Act. Any such notification and report form and supplemental information will be in substantial compliance with the requirements of the HSR Act. Seller and Buyer shall furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission which is necessary under the HSR Act. Seller and Buyer shall keep each other apprised of the status of any communications with, and inquiries or requests for additional information from, the FTC and the DOJ and shall comply promptly with any such inquiry or request. Seller and Buyer will use all reasonable efforts to obtain any clearance required under the HSR Act for the Transactions.

            (b) As promptly as practicable after the date hereof, Buyer and Seller shall make all other filings with governmental bodies and other regulatory authorities, and use all reasonable efforts to obtain all permits, approvals, authorizations and consents of third parties, required to consummate the Transactions and to allow Buyer to operate the Business after the Closing substantially in the same manner as such Business is conducted in the ordinary course immediately prior to the Closing. Buyer and Seller shall furnish promptly to each other all information that is not otherwise available to the other party and that such party may reasonably request in connection with any such filing. Buyer and Seller shall use all reasonable efforts to obtain such consents to the assignment of the Assigned Contracts as may be required.

            (c) In the event that any and all novations, transfer or other agreements, consents, approvals or waivers necessary for the assignments, transfer or novation of any Assigned Contract, or any claim, right or benefit arising thereunder or resulting therefrom, shall not have been obtained prior to the Closing Date, then as of the Closing, this Agreement, to the extent permitted by law, shall constitute full and equitable assignment by Seller to Buyer of all of Seller's right, title and interest in and to, and all of Seller's obligations and liabilities under, such Assigned Contracts, and Buyer shall be deemed Seller's agent for purpose of completing, fulfilling and discharging all of Seller's liabilities under any such Assigned Contract. The parties shall take all necessary steps and actions to provide Buyer with the benefits of such Assigned Contracts, and to relieve Seller of the performance and other obligations thereunder, including entry into subcontracts for the performance thereof. Buyer agrees to pay, perform and discharge, and indemnify Seller against and hold Seller harmless from, all obligations and liabilities of Seller relating to such performance or failure to perform under such Assigned Contracts.

            (d) In the event Seller shall be unable to make the equitable assignment described in Section 8.1(c), or if such attempted assignment would give rise to any right of termination, or would otherwise adversely affect the rights of Seller or Buyer under such Assigned Contract, or would not assign all Seller's rights thereunder at the Closing, Seller and Buyer shall continue to cooperate and use their reasonable best efforts to provide Buyer with all such rights. To the extent that any such consents and waivers are not obtained, or until the impediments to such assignment are resolved, Seller shall use its reasonable best efforts to (i) provide to Buyer, at the request of Buyer, the benefits of any such Assigned Contract to the extent related to the Business,
(ii) cooperate in any lawful arrangement designed to provide such benefits to Buyer and (iii) enforce, at the request of and for the account of Buyer, any rights of Seller arising from any such Assigned Contract against any third Person (including any Governmental Authority) including the right to elect to terminate in accordance with the terms thereof upon the advice of Buyer. To the extent that Buyer is provided the benefits of any Assigned Contract referred to herein (whether from Seller or otherwise), Buyer shall perform the obligations of Seller thereunder or in connection therewith, and Buyer agrees to pay, perform and discharge, and indemnify Seller against and hold Seller harmless from, all obligations and liabilities of Seller relating to such performance or failure to perform, and in the event of a failure of such indemnity, Seller shall cease to be obligated under this Agreement in respect of the Assigned Contract which is the subject of such failure.

            (e) Prior to Closing, Seller shall use its reasonable best efforts to facilitate an agreement between Buyer and Rockwell Science Center ("Rockwell"), which agreement shall maintain for the benefit of Buyer the cooperative arrangements (including the supply of certain components and certain intellectual property) currently enjoyed by Seller in connection with the

Business. In the event that, (i) such agreement between Buyer and Rockwell has not been reached prior to Closing and (ii) Seller has not entered into an agreement with Rockwell reasonably satisfactory and assignable to Buyer, until the second anniversary of the Closing Date, Seller shall use its reasonable best efforts to purchase from Rockwell, pursuant to Seller's existing agreement and understandings with Rockwell, such of the products, intellectual property and services currently provided by Rockwell for use in the Business as Buyer may reasonably request for the requirements of the Business. Products, intellectual property and services so purchased shall be resold by Seller to Buyer at Seller's cost.

      8.2 REASONABLE EFFORTS. Subject to the terms and conditions of this Agreement (including the limitations set forth in Section 8.1), each party will use all reasonable efforts to cause the Closing to occur as promptly as practicable. Each of Seller and Buyer will promptly notify the other promptly after learning of the occurrence of any event or circumstance which would reasonably be expected to cause any condition to Closing not to be satisfied.

      8.3 PUBLICITY. Seller and Buyer agree that, from the date hereof through the Closing Date, no public release or announcement concerning the Transactions shall be issued without the prior consent of each party (which consent shall not be unreasonably withheld or delayed), except as such release or announcement may be required by any Requirement of Law or by any listing agreement with a national securities exchange, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, Seller shall provide Buyer access to, and facilitate meetings with, the employees of the Business for the purposes of making announcements concerning, and preparing for the consummation of, the Transactions.

      8.4 COOPERATION AFTER CLOSING. Buyer and Seller shall cooperate with each other and shall cause their officers, employees, agents, auditors and representatives to cooperate with each other after the Closing to ensure the orderly transition of the Business to Buyer and to minimize any disruption to the respective businesses of Seller or the Business that might result from the Transactions. Neither party shall be required by this Section 8.4 to take any action that would unreasonably interfere with the conduct of its business.

      8.5 RECORDS. On the Closing Date, Seller shall deliver or cause to be delivered to Buyer all Records and materials that would be Records if located at the Leased Premises which are material to and used primarily in the Business (to the extent not then in the possession of the Business), except any Records relating to Excluded Liabilities (including, without limitation, to Seller's Tax liability or to any litigation or claim not assumed by Buyer hereunder). After the Closing, upon reasonable written notice and at Buyer's sole expense, Seller agrees to furnish or cause to be furnished to Buyer and its representatives (including its auditors), access at reasonable times and during normal business hours to such information relating to the Business in such Seller's possession as is reasonably necessary for financial reporting and accounting matters, the preparation and filing of any Tax returns, reports or forms or the defense of any Tax claim or assessment, and will permit Buyer or such representatives to make abstracts from, or copies of, any of such information, or to obtain temporary possession of any thereof as may be reasonably required by Buyer at Buyer's sole cost and expense; PROVIDED, HOWEVER, that such access does not unreasonably disrupt the normal operations of such Seller. For a period of seven (7) years following the Closing, Seller will retain all of such information relating to the Business.

      8.6 ACCESS TO FORMER BUSINESS RECORDS. For a period of five (5) years following the Closing, Buyer will retain all Records. During such period, upon reasonable written notice and at Seller's sole expense Buyer will afford authorized representatives of Seller (including its auditors) access to such Records in Buyer's possession at reasonable times and during normal business hours at the principal business office of the Business, or at such other location or locations at which such Records may be stored or maintained from time to time, and will permit such representatives to make abstracts from, or copies of, any of such Records, as may be reasonably required by Seller at such Seller's sole cost and expense; PROVIDED, HOWEVER, that such access does not unreasonably disrupt the normal operations of Buyer. During such period, Buyer will, at Seller's expense (limited, however, to Buyer's reasonable out-of-pocket expenditures without regard to any employee cost or other overhead expenses), cooperate with Seller in furnishing information, evidence, testimony, and other reasonable assistance in connection with any action, proceeding, Tax audit, or investigation to which such Seller or any of its Affiliates is subject relating to the business of the Business prior to the Closing. Notwithstanding the foregoing, while the existence of an adversarial proceeding between the parties will not abrogate or suspend the provisions of this Section 8.6, as to Records or information directly applicable pertinent to such dispute, the parties may not utilize this Section 8.6 but rather, absent agreement, must utilize the available rules of discovery. The term "Record" as used in this Section 8.6 shall include any data processing files or other computerized data.

      8.7 USE OF TRADEMARK AND TRADE NAMES. Notwithstanding anything to the contrary in this Agreement, Buyer may continue to use the trademarks and tradename of Seller only to the extent provided for in the Intellectual Property Agreement.

      8.8   GOVERNMENT FURNISHED EQUIPMENTS.

      (a) As soon as practicable after the Closing Date, Buyer shall return to Seller, at Seller's expense, all personal property, equipment and fixtures loaned, bailed or otherwise furnished by or on behalf of the U.S. Government ("GFE") which (i) were in the custody of Seller prior to the Closing Date, (ii) are not related to any Assigned Contract, and (iii) will be, after the Closing Date, in the custody of Buyer or are located on the Leased Premises (the "Seller GFE"). Notwithstanding the foregoing, Buyer may retain certain items of Seller GFE associated with the Ground Based Interceptor (GBI) test equipment accountable to the Seller's National Missile Defense (NMD) contracts until directed to return such items by the U.S. government or its agents, at which time, Buyer shall return promptly such Seller GFE to the U.S. government or its agents at Buyer's expense. While any Seller GFE is in the custody of Buyer or located on the Leased Premises, Buyer shall use reasonable care to protect such Seller GFE from damage, theft or destruction. Buyer shall use the Seller GFE only as authorized by the U.S. government or its agents.

      (b) Schedule 8.8 identifies, a preliminary list (which may be updated or modified from time to time by Seller prior to the Closing Date) of GFE furnished to the Business that (i) relate to the Assigned Contracts and (ii) is or should be in the possession of Seller as of the date


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hereof for use in connection with the Assigned Contracts (the "Assigned GFE").
Seller has complied in all material respects with all of its obligations relating to the Assigned GFE. Immediately after signing, Seller will commence an audit of the Assigned GFE, at Sellers expense, to ensure the accuracy of
Schedule 8.8, as updated or modified.. Any deficiencies uncovered by the audit of Schedule 8.8 will be a liability of the Seller. The Parties agree, each at its own expense, to use their reasonable best efforts to cooperate with each other and with the United States Government to resolve any deficiencies remaining as of the Closing Date. After the audit, Buyer shall promptly notify Seller and the United States Government if any Assigned GFE, which was thought to be missing, is later found by or is discovered to be in the possession of Buyer. Notwithstanding the foregoing, Seller shall have no liability with respect to any such found or discovered Assigned GFE.

                                   ARTICLE IX

                            EMPLOYEE BENEFIT MATTERS

      9.1 OFFER OF EMPLOYMENT. Buyer shall offer employment to each of the Business Employees of Seller identified on Schedule 9.1 (subject to such changes as may occur subsequent to the date hereof as the result of terminations, retirements and transfers; PROVIDED that any changes as a result of transfers shall be limited to transfers made by mutual agreement between the parties or by any such employee covered by a collective bargaining agreement that provides such employee the right to transfer to other jobs at Seller; PROVIDED FURTHER that any changes as a result of terminations shall be mutually agreed upon by the parties prior to the Closing Date). Seller agrees to provide to Buyer, in a complete, diligent and timely manner, all relevant information as Buyer may reasonably request with respect to compensation, service, and other information relating to the employment of the Transferred Employees. Offers of employment to Business Employees who are not subject to a collective bargaining agreement shall be on economic terms which are set forth in Schedule 9.1(i). Buyer and Seller shall comply with the requirements of the alternate procedure for the preparation and filing of the employer Tax Returns and employee information returns for successor employers set forth in Revenue Procedure 96-60, 1996-2 C.B. 399, or any amendment, modification or replacement thereof. If prior to the Closing Date Buyer has negotiated a collective bargaining agreement with a union representing Business Employees who are subject to a collective bargaining agreement, the offers of employment to such Business Employees shall be on terms consistent with such new collective bargaining agreement. Except as mutually agreed upon by Seller and Buyer, neither Seller nor its Affiliates shall offer employment to any Business Employee to whom Buyer is required to offer employment pursuant to this Section 9.1 during the 18-month period following the Closing Date. Neither Buyer nor any Affiliate of Buyer shall offer employment to any Business Employee who does not become a Transferred Employee during the 18-month period following the Closing Date. Seller's employees who are on approved leave of absence at the time they accept an offer of employment from Buyer shall become Transferred Employees as of the date they return from such leave of absence. Buyer agrees, for a period of eighteen (18) months following the Closing Date, to provide the Transferred Non-Union Employees benefits as are set forth in Schedule 9.1(i); PROVIDED, HOWEVER, Buyer shall not be obligated to provide any such benefits to any terminated employee following the Closing Date. Buyer shall have no


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

obligation or liability with respect to Former Business Employees or any Business Employee who does not become a Transferred Employee. Nothing contained herein shall require Buyer to continue the employment of any Transferred Employee or provide benefits to any terminated employee following the Closing.

      9.2   RETIREMENT PLANS AND OTHER BENEFITS.

            (a)   GENERALLY. Except as provided in Sections 9.2(b), (c), (d) and
(h) below, Seller shall retain all assets and liabilities relating to the retirement plans of Seller.

            (b) UNION PENSION PLANS. In the event that Buyer is providing pension benefits to Transferred Union Employees following the Closing Date under any pension plan of the Buyer (the "Buyer's Union Pension Plan") pursuant to a collective bargaining agreement between Buyer and the union representing the Transferred Union Employees, Buyer shall establish or maintain defined benefit pension plans to be qualified under Section 401(a) of the Code for the benefit of Transferred Union Employees, and Transferred Non-Union Employees who have an accrued benefit under the Seller's Union Pension Plans (as defined below), including credit for past service with Seller for eligibility, vesting, early retirement and, contingent upon the transfer of assets in accordance with this
Section 9.2(b), benefit accrual previously recognized under The Boeing Company North American Retirement Plan ("Seller's Union Pension Plan").

            Subject to Section 4 of Schedule 9.2, Seller shall cause assets to be transferred from the Seller's Union Pension Plan to Buyer's Union Pension Plan within 120 days after the Closing Date in an amount representing the Estimated Sold Business Asset Share (as determined under Schedule 9.2). The amount of this initial transfer shall be deducted from the final transfer amount when determining the remaining amount to be transferred hereunder. Within thirty
(30) days following the final determination of the Sold Business Asset Share (as defined and determined under Schedule 9.2), or, if later, in the event the Internal Revenue Service raises any objections to the transfer, the date as of which the Internal Revenue Service withdraws such objections or is satisfied that the terms of the transfer have been modified to the extent necessary to meet such objections, Seller shall cause assets to be transferred from the Seller's Union Pension Plan to the Buyer's Union Pension Plan or Buyer shall cause assets to be transferred from the Buyer's Union Pension Plan to the Seller's Union Pension Plan in accordance with Section 2 of Schedule 9.2. All transfers shall be in accordance with the requirements of Section 414(1) of the Code and Cost Accounting Standard 9904.413-50, including the first sentence of Cost Accounting Standard 9904.413-50(c)(12)(v).

            Seller and Buyer shall timely file Forms 5310-A in respect to the transfers contemplated by this Section 9.2(b) as required by law.

            All assets transferred under this Section 9.2(b) or Schedule 9.2 shall be made in cash or cash equivalents. From and after the Closing Date until the initial transfer of assets as determined under Schedule 9.2, any benefits that are payable to Transferred Union Employees under the Buyer's Union Pension Plan shall be paid or continue to be paid out of the Seller's Union Pension Plan, and the amounts to be transferred to the Buyer's Union Pension Plan shall


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

be reduced by the amount of such payments. After the initial transfer of assets, any benefits that are payable to Transferred Employees shall be paid under the Buyer's Union Pension Plan.

            The Buyer's Union Pension Plan shall be liable for benefits with respect to service recognized under the Seller's Union Pension Plan prior to the Closing Date with respect to Transferred Employees, contingent upon the transfer of assets in accordance with this Section 9.2(b). Buyer agrees that neither Seller nor the Seller's Union Pension Plan shall have any further responsibility with respect to the assets and liabilities so transferred, including without limitation, obligations following such transfers with respect to the benefits accrued by the Transferred Union Employees under the Seller's Union Pension Plan.

            Notwithstanding the foregoing, Seller shall have no obligation to transfer assets pursuant to this Section 9.2(b) if Buyer's Union Pension Plan does not provide credit for such Transferred Union Employees' service with Seller for purposes of benefit accrual or if Buyer fails to negotiate a collective bargaining agreement with the union representing such Transferred Union Employees within one year of the Closing Date.

            (c) NON-UNION PENSION PLANS. Effective as of the Closing Date, Buyer shall establish or maintain defined benefit pension plans to be qualified under Section 401(a) of the Code for the benefit of Transferred Non-Union Employees (the "Buyer's Non-Union Pension Plans"), including credit for past service with Seller for eligibility, vesting, early retirement and, contingent upon the transfer of assets in accordance with this Section 9.2(c), benefit accrual previously recognized under The Boeing Company Pension Value Plan for Heritage MDC Employees and The Boeing Company Pension Value Plan (the "Seller's Non-Union Pension Plans").

            Subject to Section 4 of Schedule 9.2, Seller shall cause assets to be transferred from the Seller's Non-Union Pension Plans to Buyer's Non-Union Pension Plans within 120 days after the Closing Date in an amount representing the Estimated Sold Business Asset Share (as defined and determined under
Schedule 9.2). The amount of this initial transfer shall be deducted from the final transfer amount when determining the remaining amount to be transferred hereunder. Within thirty (30) days following the final determination of the Sold Business Asset Share as determined under Schedule 9.2, or, if later in the event the Internal Revenue Service raises any objections to the transfer, the date as of which the Internal Revenue Service withdraws such objections or is satisfied that the terms of the transfer have been modified to the extent necessary to meet such objections, Seller shall cause assets to be transferred from the Seller's Non-Union Pension Plans to the Buyer's Non-Union Pension Plans or Buyer shall cause assets to be transferred from the Buyer's Non-Union Pension Plans to the Seller's Non-Union Pension Plans in accordance with Section 2 of Schedule
9.2. All transfers shall be in accordance with the requirements of Section 414(1) of the Code and Cost Accounting Standard 9904.413-50, including the first sentence of Cost Accounting Standard 9904.413-50(c)(12)(v).

            Seller and Buyer shall timely file Forms 5310-A in respect to the transfers contemplated by this Section 9.2(c) as required by law.


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

            All assets transferred under this Section 9.2(c) or Schedule 9.2 shall be made in cash or cash equivalents. From and after the Closing Date until the initial transfer of assets as determined under Schedule 9.2, any benefits that are payable to Transferred Non-Union Employees under the Buyer's Non-Union Pension Plans shall be paid or continue to be paid out of the Seller's Non-Union Pension Plans, and the amounts to be transferred to the Buyer's Non-Union Pension Plans shall be reduced by the amount of such payments. After the initial transfer of assets, any benefits that are payable to Transferred Non-Union Employees shall be paid under the Buyer's Non-Union Pension Plans.

            The Buyer's Non-Union Pension Plans shall be liable for benefits with respect to service recognized under the Seller's Non-Union Pension Plans prior to the Closing Date with respect to Transferred Non-Union Employees, contingent upon the transfer of assets in accordance with this Section 9.2(c). Buyer agrees that neither Seller nor the Seller's Non-Union Pension Plans shall have any further responsibility with respect to the assets and liabilities so transferred, including without limitation, obligations following such transfers with respect to the benefits accrued by the Transferred Non-Union Employees under the Seller's Non-Union Pension Plans.

            (d) SAVINGS PLANS. Effective as of the Closing Date, Transferred Non-Union Employees shall no longer actively participate in The Boeing Company Voluntary Investment Plan (the "Seller's Savings Plan"). Buyer shall designate a tax-qualified defined contribution plan of Buyer or one of its Affiliates (such plan(s), the "Buyer's Savings Plan") that either (i) currently provides for the receipt from Transferred Non-Union Employees of "eligible rollover distributions" (as such term is defined under Section 402 of the Code) or (ii) shall be amended as soon as practicable following the Closing Date to provide for the receipt from the Transferred Non-Union Employees of eligible rollover distributions. As soon as practicable following the Closing Date, (x) Buyer shall provide Seller with such documents and other information as Seller shall reasonably request to assure itself that Buyer's Savings Plan provides for the receipt of eligible rollover distributions and (y) Seller shall provide Buyer with such documents and other information as Buyer shall reasonably request to assure itself that the accounts of the Transferred Non-Union Employees under the Seller's Savings Plan, if distributed to such Transferred Non-Union Employees, would be eligible rollover distributions. Each Transferred Non-Union Employee who is a participant in the Seller's Savings Plan shall be given the opportunity to receive a distribution of his or her account balance and shall be given the opportunity to elect to "roll over" such account balance to the Buyer's Savings Plan, subject to and in accordance with the provisions of such plans and applicable law. As soon as practical following the Closing Date, Buyer shall also amend its Plans or adopt a Board resolution to provide for a matching contribution as set forth in Schedule 9.1(ii).

            (e) FLEXIBLE BENEFITS PLAN. Effective as of the first day of the month following the Closing Date, Buyer shall allow eligible Transferred Employees to participate in Buyer's flexible benefits plan and Seller shall spin-off and Buyer shall assume the health care and dependent care account balances under Seller's flexible benefits plans with respect to Transferred Employees to the Buyer's flexible spending account plan.

            (f) VACATION AND SICK PAY. Seller shall pay all accrued vacation balances for Transferred Union Employees in accordance with the existing collective bargaining agreement between Seller and the union representing the Transferred Union Employees. Buyer agrees to recognize all accrued vacation pay balances of Transferred Non-Union Employees and to recognize such employees' service with Seller and its Affiliates for purposes of vacation pay accrual under Buyer's policies regarding vacation pay. Seller agrees to transfer to Buyer an amount representing the accrued vacation pay of all Transferred Non-Union Employees as of the Closing Date. Buyer agrees to allow all Transferred Non-Union Employees to carry over all accrued vacation pay for a period of twenty-four (24) months regardless of any maximums for such carryovers under Buyer's vacation policies. Twenty-four months after the Closing Date, Transferred Non-Union Employees will become subject to any maximum carryover for vacation pay under Buyer's vacation policies, and Transferred Non-Union Employees will be paid for any accrued vacation pay in excess of such maximum. All Transferred Union Employees will be paid by Seller for any accrued sick pay as of the Closing Date in accordance with the terms of the applicable collective bargaining agreement between Seller and the union representing the Transferred Union Employees. Any accrued sick pay for Transferred Non-Union Employees will be forfeited in accordance with Seller's sick pay policies. Transferred Non-Union Employees will become eligible for sick pay under Buyer's sick pay policies as of the Closing Date.

            (g) BONUS, RETENTION AND INCENTIVE PAY PLANS. Seller shall retain all liability incurred prior to the Closing Date with respect to all of Seller's bonus, retention and incentive pay plans with respect to Transferred Employees and shall pay out all such liabilities to Transferred Employees to the extent required by and in accordance with the terms of the applicable programs. In addition, Seller shall retain all liability with respect to Seller's bonus, retention and incentive pay plans with respect to Transferred Employees whether incurred before, on or after the Closing Date.

            (h) CREDIT FOR SERVICE WITH SELLER UNDER BUYER'S PLANS. Subject to other provisions of this Section 9.2, Buyer and its affiliates and successors shall provide credit under Buyer's retirement and welfare plans to Transferred Employees for their service with Seller and its predecessors and affiliates for purposes of determining eligibility to participate, vesting, and eligibility to retire (but not for purposes of benefit accrual), to the same extent that such service was recognized under the Seller Plans that most closely resemble such Buyer plans. For purposes of such Buyer plans, Buyer shall recognize all amounts applied to deductibles, co-payments and out-of-pocket maximums with respect to Transferred Employees under the Seller Plans during the plan year in which the Closing Date occurs, and will not impose any limitations on coverage for pre-existing conditions, other than limitations or waiting periods that are already in effect with respect to such employees and that have not been satisfied as of the Closing Date under any welfare plan of Seller or any Subsidiary of Seller in which Transferred Employees participate immediately prior to the Closing Date. Seller agrees to furnish Buyer with any information necessary to meet its obligations under Section 9.2(h).

      9.3 RECOGNITION OF UNION. If and to the extent required by law, Buyer shall recognize the union that represented any Business Employees as the exclusive bargaining agent of those employees and shall seek to negotiate with that union a collective bargaining agreement.

      9.4 WORKERS' COMPENSATION. Effective as of the Closing Date, Buyer shall take all necessary and appropriate action to adopt or designate a workers compensation program to cover Transferred Employees at least comparable to the one currently provided by Seller in respect of the Transferred Employees. Buyer's program shall be responsible for all claims for benefits incurred by Transferred Employees after the Closing Date.

                                    ARTICLE X

                                 INDEMNIFICATION

      10.1 INDEMNIFICATION BY SELLER. Subject to the terms and conditions of this Article X, Seller shall indemnify Buyer and each of its Affiliates, officers, directors, employees and agents against, and hold them harmless from any Loss suffered or incurred by any such Indemnified Person to the extent arising from any and all damage, loss, liability and expense (including, without limitation, reasonable attorneys' fees and other expenses of investigation and any action, suit or proceeding), and including interest, incurred or suffered by Buyer, any Affiliate of Buyer, arising from (a) if the Closing occurs, any breach of any representation or warranty of Seller contained in this Agreement which survives the Closing or in any certificate, instrument or other document delivered pursuant hereto, (b) any material breach of any covenant of Seller contained in this Agreement or (c) if the Closing occurs, the existence of, or the failure of Seller to pay, perform and discharge when due, any of the Excluded Liabilities (including, without limitation, any Losses as a result of the failure of Seller to comply with any Bulk Sales Laws referred to in Section 7.2), including any Excluded Environmental Liabilities and the Seller's failure to timely discharge any of the Excluded Environmental Liabilities; PROVIDED, HOWEVER, that Seller shall not be liable under Section 10.1(a) in respect of any misrepresentation or breach of warranty unless the aggregate amount of Losses with respect to all misrepresentations and breaches of warranties exceeds $2,000,000 (and then only to the extent of any such excess); PROVIDED FURTHER, HOWEVER, that Seller's aggregate liability under Section 10.1(a) and under
Section 10.8 below shall in no event exceed an amount equal to the Purchase Price less the Closing Net Assets subject to any adjustment as they may be adjusted pursuant to Section 2.5 (such ceiling on aggregate liability not to be less than 25% of the Purchase Price). The $2,000,000 limitation in the preceding sentence does not apply to claims for indemnification pursuant to Section 4.7 of the Intellectual Property Agreement and any such claims shall not be considered in determining whether such $2,000,000 limitation has been satisfied.

      10.2 INDEMNIFICATION BY BUYER. Subject to the terms and conditions of this Article X, Buyer shall indemnify Seller and each of its Affiliates, officers, directors, employees and agents against, and hold them harmless from any Loss suffered or incurred by any such Indemnified Person to the extent arising from any and all damage, loss, liability and expense (including, without limitation, reasonable attorneys' fees and other expenses of investigation and any action, suit or proceeding), and including interest, incurred or suffered by Seller, any Affiliate of Seller, arising from (a) if the Closing occurs, any breach of any representation or warranty of Buyer contained in this Agreement which survives the Closing or in any certificate, instrument or other document delivered pursuant hereto or in connection herewith, (b) any material breach of any covenant of Buyer contained in this Agreement requiring performance after the Closing Date or (c) if the Closing occurs, the existence of, or the failure of Buyer to pay, perform and discharge when due, any of the Assumed Liabilities; PROVIDED, HOWEVER, that Buyer shall not be liable under Section 10.2(a) in respect of any misrepresentation or breach of warranty unless the aggregate amount of Losses with respect to all misrepresentations and breaches of warranties exceeds $2,000,000 (and then only to the extent of any such excess).

      10.3  LOSSES NET OF INSURANCE, TAXES, ETC.

            (a) The amount of any Loss for which indemnification is provided under this Article X shall be net of any amounts actually recovered by the Indemnified Person under insurance policies with respect to such Loss and of any related reserve in respect thereof reflected on the final Closing Statement of Assets and Liabilities.

            (b) Any amounts otherwise payable to an Indemnified Person with respect to indemnification for Loss incurred by such Indemnified Person shall be reduced by any Tax Benefit (as defined below) received by such Indemnified Person. The Indemnified Person shall endeavor in good faith (provided that this shall not be deemed to require the commencement of legal proceedings) as is reasonably necessary in order to obtain any Tax Benefit that may be available as a result of any Losses hereunder; PROVIDED, HOWEVER, the Indemnified Party shall not be required to take any action that it determines, in its reasonable discretion, could adversely affect it (or any of its Affiliates) (including, without limitation, by reducing other Tax benefits or otherwise increasing the liability for Taxes of it (or any of its Affiliates)). A "Tax Benefit" shall arise if, after taking into account United States federal income tax consequences of the payment or incurrence by such Indemnified Person of the Losses and any income tax arising out of such Indemnified Person's receipt of indemnification pursuant to Article X hereof in respect of such Losses, such Indemnified Person realizes an actual savings; PROVIDED, HOWEVER, that if and to the extent that any such Tax Benefit is ultimately denied by a taxing authority, the Indemnifying Person shall pay to such Indemnified Person the amount of such denied Tax Benefit plus interest at the rate applied by such taxing authority to underpayments of Tax from the date that interest begins to accrue on the underpayment of Tax as a result of the denial of such Tax Benefit until the date that the amount of such Tax Benefit (plus interest) is paid to such Indemnified Person by the Indemnifying Person.

            In the event that any consolidated, combined or unitary group which includes the Indemnified Person has a consolidated, combined or unitary net operating loss ("NOL") for United States federal income tax purposes for (or a NOL carryover or investment tax credit carryover to) the year in which the Losses were incurred or paid, the Tax Benefit attributable to the Losses shall be deemed to be realized, if ever, only in the year or years in which there is an actual reduction in the amount of Taxes paid by such consolidated group over what would have been paid in the absence of such NOL (or a NOL carryover or investment tax credit carryover) (that is, the reduction in Taxes shall be treated as occurring first as a result of the portion of such NOL or NOL carryover or investment tax credit carryover attributable to or in an amount equal to such Losses); PROVIDED, HOWEVER, that no Tax Benefit attributable to the Losses shall be deemed realized at any time after the fifth anniversary of the date on which an indemnity payment is made by the Indemnifying Party. Any indemnity payment under this Agreement shall be treated as an adjustment to Purchase Price for Tax purposes.

            (c) Notwithstanding anything to the contrary elsewhere in this Agreement, no Indemnifying Person shall, in any event, be liable to the other party for any consequential damages, including, but not limited to, loss of revenue or income, cost of capital, diminution in value, or loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement. Each party agrees that it will not seek punitive damages as to any matter under, relating to or arising out of the Transactions. The foregoing shall not be interpreted, however, to limit indemnification for Losses incurred as a result of the assertion by a claimant (other than the parties hereto and their successors and assigns) in a Third-Party Claim of claims for damages of the foregoing type.

            (d) Except as expressly set forth (i) in Section 11.5 as to equitable remedies, (ii) Sections 4.6 through 4.8 of the Intellectual Property Agreement, and (iii) Sections 4.1 through 4.4 of Transition Services Agreement, the parties hereto agree that the indemnification provisions of this Article X are intended to provide the exclusive remedy as to all Losses either may incur arising from or relating to the Transactions, and each party hereby waives, to the extent they may do so, any other rights or remedies that may arise under any applicable statute, rule or regulation.

      10.4 TERMINATION OF INDEMNIFICATION. The obligations to indemnify and hold harmless a party hereto, pursuant to Sections 10.1(a) and 10.2(a), shall terminate when the applicable representation or warranty terminates pursuant to
Section 10.6; PROVIDED, HOWEVER, that such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified shall have, before the expiration of the applicable period, previously made a claim by delivering a notice (stating in reasonable detail the basis of such claim) to the Indemnifying Person.

      10.5 PROCEDURES RELATING TO INDEMNIFICATION. In order for an Indemnified Person to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any Person against the Indemnified Person (a "Third-Party Claim"), such Indemnified Person must notify the Indemnifying Person in writing, and in reasonable detail, of the Third-Party Claim within 10 Business Days after receipt by such Indemnified Person of written notice of the Third-Party Claim; PROVIDED, HOWEVER, that failure to give such notification shall not affect the indemnification provided hereunder in the absence of actual and material prejudice as a result of such failure. Thereafter, the Indemnified Person shall promptly deliver to the Indemnifying Person copies of all notices and documents (including court papers) received by the Indemnified Person relating to the Third-Party Claim.

      If a Third-Party Claim is made against the Indemnified Person, the Indemnifying Person shall have the right to assume the defense (at the Indemnifying Person's expense) of any such Third-Party Claim through counsel of its own choosing by so notifying the Indemnified Person within 10 Business Days after the first receipt by the Indemnifying Person of such notice described above; PROVIDED, HOWEVER, that any such counsel shall be reasonably satisfactory to the Indemnified Person. If, under applicable standards of professional conduct, a conflict with respect to any significant issue between the Indemnified Person and Indemnifying Person exists in respect of such Third-Party Claim, the Indemnifying Person shall pay the reasonable fees and expenses of such additional counsel as may be required to be retained in order to eliminate such conflict. The Indemnifying Person will be liable for the fees and expenses of counsel employed by the Indemnified Person for any period during which the Indemnifying Person has not assumed the defense of any Third-Party Claim (other than during any period in which the Indemnified Person will have failed to give notice of a Third-Party Claim as provided above). If the Indemnifying Person elects to assume the defense of a Third-Party Claim, the Indemnified Person shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Person, it being understood that the Indemnifying Person shall control such defense.

      If the Indemnifying Person chooses to defend or prosecute any Third-Party Claim, all the parties hereto shall cooperate in the defense or prosecution thereof, which cooperation shall include, to the extent reasonably requested by the Indemnifying Person, the retention, and the provision to the Indemnifying Person, of records and information reasonably relevant to such Third-Party Claim, and making employees of the Business available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

      Notwithstanding the foregoing, in the event a Third-Party Claim is made against the Indemnified Person as to which such Indemnified Person is entitled to seek indemnification hereunder and (i) such Indemnified Person reasonably concludes that the Indemnifying Person is not diligently defending such Indemnified Person or (ii) if the Indemnified Person believes in good faith that there is a reasonable possibility that a Third-Party Claim may materially and adversely affect the ongoing business of the Indemnified Person, then the Indemnified Person shall be entitled to settle, compromise and defend (and to employ counsel of its choice) such Third-Party Claims; PROVIDED, HOWEVER, the Indemnifying Person shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnified Person, it being understood that the Indemnified Person shall control such defense. If the Indemnified Person does not settle, compromise and defend such Third-Party Claim, the Indemnifying Person shall then have the right to contest and defend (but not settle) such Third-Party Claim.

      If the Indemnifying Person elects to defend or prosecute any Third-Party Claim, the Indemnified Person shall agree to any settlement, compromise or discharge of such Third-Party Claim the Indemnifying Person may recommend and that, by its terms, discharges the Indemnified Person and its Affiliates from full liability in connection with such Third-Party Claim; PROVIDED, HOWEVER, that, the Indemnifying Person shall not consent to, and the Indemnified Person shall not be required to agree to, the entry of any judgment or enter into any settlement that (i) provides for injunctive or other non-monetary relief affecting the Indemnified Person or its Affiliates or (ii) does not include as an unconditional term thereof the giving of a release from all liability with respect to such Third-Party Claim by each claimant or plaintiff to each Indemnified Person that is the subject of such Third-Party Claim. The settlement or consent to entry of judgment shall require the prior approval of the Indemnified Person. For purposes of this subparagraph, "consent to entry of judgment" shall be read to encompass failure by the Indemnifying Person to finally pursue and perfect any rights of appeal, including discretionary appellate review in the nature of certiorari petition or otherwise.

      10.6 SURVIVAL OF REPRESENTATIONS. The representations and warranties in this Agreement and in any other document delivered in connection herewith (excluding the Intellectual Property Agreement) shall survive the Closing solely for purposes of Sections 10.1(a) and 10.2(a) but shall terminate at the close of business on the second anniversary of the Closing Date; provided that (i) the representations and warranties contained in Section 4.1 shall survive indefinitely, (ii) the representations and warranties contained in Section 4.3 shall survive until 90 days after expiration of the statute of limitations applicable to the matters covered thereby (giving effect to any waiver, mitigation or extension thereof) and (iii) the representations and warranties contained in Section 4.9 shall survive until three years following the Closing. For clarification purposes and to avoid any ambiguity, the parties hereto agree and understand that there is no time limit or other cut-off with respect to the performance of and indemnification obligations for Assumed Liabilities and Excluded Liabilities.

      10.7 DIRCM I CLAIM. If, prior to the Closing Date, BAE SYSTEMS Avionics Limited has not agreed to a mutual resolution with Seller with respect to the DIRCM I Claim, subject to the terms and conditions of Sections 10.3 and 10.5, Seller shall indemnify Buyer and each of its Affiliates, officers, directors, employees and agents against, and hold them harmless from, 50% of the excess of the aggregate Losses suffered or incurred by any such Indemnified Person to the extent arising from the DIRCM I Claim over the aggregate Losses reflected in the relevant EACs used in the preparation of the Closing Statement of Assets and Liabilities. If the aggregate of all such Losses arising from the DIRCM I Claim is less than the aggregate Losses reflected in the relevant EACs used in the preparation of the Closing Statement of Assets and Liabilities, Buyer will pay Seller thirty percent (30%) of such difference.

      10.8 SPECIAL INDEMNITY PROVISIONS. This Section 10.8 sets forth agreements with respect to indemnification for the matters described herein. Any matter as to which indemnification is provided in this Section 10.8 shall not be subject to indemnification pursuant to Sections 10.1 or 10.2; PROVIDED HOWEVER that nothing herein shall preclude a claim for indemnification for any Losses arising from a breach of Section 4.11 or 4.13 that are in addition to the Losses covered by this Section 10.8.

            (a) Seller shall indemnify Buyer and each of its Affiliates, officers, directors, employees and agents against, and hold them harmless from, any Loss which Buyer may incur as the result of any liability of Buyer pursuant to any Assigned Contract by reason of termination of such contract for default based on actions of Seller or events occurring prior to the Closing.

            (b) Seller shall indemnify Buyer and hold it harmless from the effect of any reductions in allowable overhead costs (including Taxes) under any Assigned Contracts for any period prior to the Closing. In the event of an increase in such allowable overhead costs in respect of any period prior to Closing, Buyer shall promptly make payment to Seller of all incremental amounts received by it as the result of such increase. Seller shall promptly notify Buyer of any changes to billing rates or other changes in facts or circumstances which affects such allowable overhead costs.

            (c) Seller shall indemnify Buyer against, and hold it harmless from, 80% of the excess of the aggregate Losses suffered or incurred by any such Indemnified Person to the extent arising from (i) lawsuits or claims described in Section 4.7 relating to Assigned Contracts and (ii) Warranty and Latent Defect Claims, in each case over the amounts provided therefor in the relevant EACs as of the Closing. As used herein, "Warranty and Latent Defect Claims" refers to all claims based upon warranties contained in, and latent defects in products shipped pursuant to, any of the Assigned Contracts which are fixed price contracts, provided that that such claims arise solely from pre-closing events or actions of Seller. In the event Losses from claims subject to this Section 10.8(c) are less than the amounts provided therefor in the relevant EACs used in preparation of the Closing, Buyer shall make payment to Seller of 80% of the amount of such difference.

            (d) The indemnification provisions in Section 10.8(a) and (c) above shall terminate and be of no further effect on the second anniversary of the Closing hereunder, except as to any matters of which Buyer has given written notice to Seller, or Seller has given written notice to Buyer, describing the underlying claim in reasonable detail, prior to such date.

            (e)   The aggregate liability of Seller to Buyer pursuant to this
Section 10.8 and Section 10.1(a) shall not exceed an amount equal to the Purchase Price less the Closing Net Assets subject to any adjustment as they may be adjusted pursuant to Section 2.5 (such ceiling on aggregate liability not to be less than 25% of the Purchase Price).

      10.9 ACCESS TO INFORMATION; COOPERATION. After the Closing Date and for so long thereafter as any indemnification claim may arise pursuant to Section
10.7 or 10.8, Seller shall be entitled, from time to time, to review and receive copies of quarterly EACs related to the DIRCM I Claim or any of the Assigned Contracts as to which an indemnification or payment claim may arise pursuant to
Section 10.8(c) above, including without limitation, any documents or other information related thereto. Buyer shall promptly deliver to Seller copies of all notices and documents (including court papers) received by Buyer relating to any claims which affect or have a reasonable likelihood of affecting the EACs referred to in the preceding sentence. Seller shall have a reasonable right to inspect business records or other documents in the possession of Buyer and shall have reasonable access to personnel of Buyer, for the purpose of obtaining information relevant to any actual or potential claim for indemnification pursuant to Section 10.7 and 10.8; PROVIDED, HOWEVER, (i) that such access does not unreasonably disrupt the normal operations of the Business, and (ii) that Buyer is under no obligation to disclose to Seller any information, the disclosure of which is restricted by Contract or the Requirement of Law, except in strict compliance with the applicable Contract or Requirement of Law and any information as to which the attorney-client privilege may be available, until a mutually satisfactory joint defense agreement has been executed by Buyer and Seller. In addition, the parties shall cooperate, in good faith, to keep each other apprised of any developments which may affect their rights and obligations, and in seeking resolution of any matters with respect to which indemnification is provided in Section 10.8.

                                   ARTICLE XI

                               GENERAL PROVISIONS

      11.1 ASSIGNMENT. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by either party other than by the operation of law or in connection with a merger or sale of substantially all the assets of such party without the prior written consent of the other, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that Buyer may
(a) assign its rights to purchase the Assets hereunder to an Affiliate of Buyer and (b) collaterally assign its rights hereunder to its lenders (and affiliates thereof) under its Financing Agreements to secure obligations thereto, in each case without the prior written consent of Seller; PROVIDED FURTHER, HOWEVER, that no assignment shall limit or affect Buyer's obligations hereunder.

      11.2 NO THIRD-PARTY BENEFICIARIES. Except as provided in Article X as to Indemnified Persons, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

      11.3  TERMINATION.

            (a) Anything contained herein to the contrary notwithstanding, this Agreement may be terminated (except as set forth in Section 11.3(c)) and the Transactions abandoned at any time prior to the Closing Date:

                  (i)  by mutual written consent of Seller and Buyer;

                  (ii) by either Seller or Buyer if any Governmental Entity shall have issued an order, decree or ruling or taken any other action (which order decree, ruling or other action the parties hereto shall use their reasonable effort to lift), which permanently restrains, enjoins or otherwise prohibits the acquisition by Buyer of the Assets and the Business and such order, decree, ruling or other action shall become final and non-appealable.

                  (iii) by Seller if (1) any of the conditions set forth in
      Section 3.2 shall have become incapable of fulfillment, and shall not have been waived by Seller, (2) the condition in Section 3.2(c) shall not have been satisfied on or before 120 days from the date of this Agreement, or
      (3) the Buyer shall have breached in any material respect any of its representations, warranties, or covenants contained in this Agreement, which breach cannot be or has not been cured within thirty (30) days after written notice of such breach has been delivered to the Buyer;

                  (iv) by Buyer if (1) any of the conditions set forth in
      Section 3.1 shall have become incapable of fulfillment, and shall not have been waived by Buyer, or (2) Seller shall have breached in any material respect any representation, warranty, covenant or other agreement contained in this Agreement, which breach cannot be or has not been cured within thirty (30) days after written notice of such breach has been delivered to the Seller; or

                  (v) by either party hereto, if the Closing does not occur on or before the close of business on December 3, 2001, PROVIDED, HOWEVER, that the right to terminate this Agreement under this Section 11.3(a)(v) shall not be available to any party whose willful failure or delay in fulfilling any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date.

            (b) In the event of termination by Seller or Buyer pursuant to this Section 11.3, written notice thereof shall forthwith be given to the other party and the Transactions shall be terminated, without further action by either party. If the Transactions are terminated as provided herein:

                  (i) Buyer shall return all documents and copies and other material received from Seller relating to the Transactions, whether so obtained before or after the execution hereof, to Seller; and

                  (ii) all confidential information received by Buyer with respect to the Business and Seller shall be treated in accordance with the Confidentiality Agreement which shall remain in full force and effect notwithstanding the termination of this Agreement.

            (c) If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in this Section 11.3, this Agreement shall become void and of no further force and effect, except for the provisions of (i) Section 7.1 relating to the obligation of Buyer to keep confidential certain information and data obtained by it, (ii) Section 8.3 relating to publicity, (iii) Section 11.4 relating to certain expenses and fee,
(iv) Section 11.11 relating to finder's fees and broker's fees and (v) this
Section 11.3. Nothing in this Section 11.3 shall be deemed to release either party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of either party to compel specific performance by the other party of its obligations under this Agreement.

      11.4 EXPENSES AND FEE. Whether or not the transactions contemplated hereby are consummated, and except as otherwise provided in Section 2.7 or elsewhere in this Agreement, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses. Notwithstanding the foregoing, Buyer shall pay Seller a fee in immediately available funds equal to $2,500,000 promptly, but in no event later than five business days, after the termination of this Agreement if (a) such termination is the result of failure to satisfy the condition in Section 3.1(e); (b) the failure to satisfy the condition in
Section 3.1(e) is not the result of any failure by Seller to perform its covenants hereunder; and (b) no other condition to the obligations of Buyer in
Section 3.1 has not been satisfied, other than those conditions which Seller is in a position to satisfy at the Closing.

      11.5 EQUITABLE RELIEF. The parties hereto agree that in the event of either party's breach of its obligations to consummate the Transactions, damages may prove insufficient and the non-breaching party should be entitled to the remedy of specific performance.

      11.6 AMENDMENTS. No amendment to this Agreement shall be effective unless it shall be in writing and signed by the parties hereto.

      11.7 NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent prepaid telex, cable or telecopy, or sent, postage prepaid, by registered, certified or express mail, or reputable overnight courier service and shall be deemed given when so delivered by hand, telexed, cabled or telecopied, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

                  (i)   IF TO BUYER, TO:

                        DRS Technologies, Inc.
                        5 Sylvan Way
                        Parsippany, NJ 07054
                        Attention: Nina Laserson Dunn, Executive Vice President, General Counsel and Secretary
                        Telephone:  (973) 898-6020
                        Telecopier: (973) 898-0717

                        WITH A COPY TO:

                        Skadden, Arps, Slate, Meagher & Flom LLP
                        Four Times Square
                        New York, NY 10036
                        Attention:  Jeffrey Tindell
                        Telephone:  (212) 735-3380
                        Telecopier: (212) 735-2000

                  (ii)  IF TO SELLER, TO:

                        The Boeing Company
                        Space & Communications Group
                        PO Box 2515   WAS-08
                        Seal Beach, CA 90740-1515
                        Attention:  Valerie Schurman
                              Vice President and Assistant General Counsel

                        Address for overnight courier:

                        WAS-08
                        2201 Seal Beach Boulevard
                        Seal Beach, CA 90740-1515
                        Telephone:  (562) 797-1121
                        Telecopier:  (562) 797-5049

                        WITH A COPY TO:

                        Gibson, Dunn & Crutcher LLP
                        333 South Grand Avenue
                        Los Angeles, California  90071
                        Attention:  Andrew E. Bogen
                        Telephone:  (213) 229-7159
                        Telecopier: (213) 229-6159

      11.8 INTERPRETATION; EXHIBITS AND SCHEDULES. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement, are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Information set forth in each Schedule specifically refers to the article and section of this Agreement to which such information is responsive, and such information shall not be deemed to have been disclosed with respect to any statement in any article and section that is not qualified by reference to the pertinent Schedule or, except with regard to information set forth on the face of any Schedule that makes reasonably apparent its applicability to any other Schedule, with respect to any other article or section of this Agreement or for any other purpose. The Schedules shall not vary, change or alter the language of the representations and warranties contained in this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit, but not otherwise defined therein, shall have the meaning as defined in this Agreement.

      11.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

      11.10 ENTIRE AGREEMENT. This Agreement and the Confidentiality Agreement contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written agreements and understandings relating to such subject matter.

      11.11 FEES. Each party hereto hereby represents and warrants that (a) the only brokers or finders that have acted for such party in connection with this Agreement or the transactions contemplated hereby or that may be entitled to any brokerage fee, finder's fee or commission in respect thereof are Bear, Stearns & Co. Inc. with respect to Buyer and Quarterdeck Investment Partners, Inc. with respect to Seller, and (b) each of Buyer and Seller agrees that it will pay all fees or commissions which may be payable to such firm(s) as are described in clause (a) as relating to it.

      11.12 SEVERABILITY. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

      11.13 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

      11.14 DISPUTE RESOLUTION. Except with respect to the matters described in Sections 2.5, 2.8 and Schedule 9.2, which shall be resolved in accordance with the terms thereof, and except as otherwise expressly set forth in the Ancillary Agreements, resolution of any and all disputes arising from or in connection with this Agreement or the Ancillary Agreements, whether based on contract, tort, or otherwise (collectively, "Disputes"), shall be exclusively governed by and settled in accordance with the provisions of this Section 11.14. The parties hereto shall use all commercially reasonable efforts to settle all Disputes without resorting to mediation, arbitration or otherwise. The party asserting a Dispute shall deliver to the other party a written notice setting forth the basis for the issue in detail, and identifying the section of this Agreement or Definitive Agreement in question (the "Dispute Notice"). Within ten days of receipt of a Dispute Notice, the issue shall be elevated to a designated panel of four individuals, two representatives from each party (one who shall be a business representative, and the other who shall be a technical or accounting representative, as appropriate). Such representatives shall be empowered and authorized to bind their respective companies with respect to the matter in dispute, and to settle the issue on behalf of their respective companies. These representatives shall, within 30 days of receipt of the Dispute Notice, confer and in good faith make a reasonable effort to resolve the issue. If any Dispute remains unsettled, a party hereto may commence proceedings hereunder by delivering a written notice from a Senior Vice President or comparable executive officer of such party (the "Demand") to the other parties providing reasonable description of the Dispute to the others and expressly requesting arbitration hereunder. Such Dispute shall be submitted to arbitration under the terms hereof, which arbitration shall be final, conclusive and binding upon the parties, their successors and assigns. The arbitration shall be conducted in Los Angeles, California by three neutral arbitrators acting by majority vote (the "Panel") selected by agreement of the parties not later than ten (10) days after delivery of the Demand or, failing such agreement, appointed from the statewide panel of full-time neutral arbitrators of the American Arbitration Association, and pursuant to the commercial arbitration rules of the American Arbitration Association (including the supplementary procedures for large complex disputes), as amended from time to time (the "AAA Rules"). If an arbitrator so selected becomes unable to serve, his or her successors shall be similarly selected or appointed. The arbitration shall be conducted pursuant to the Federal Arbitration Act and such procedures as the parties subject to such arbitration (each, a "Party") may agree, or, in the absence of or failing such agreement, pursuant to the AAA Rules. Notwithstanding the foregoing: (a) each Party shall have the right to audit the books and records of the other Party that are reasonably related to the Dispute;

(b) each Party shall provide to the other, reasonably in advance of any hearing, copies of all documents which a Party intends to present in such hearing; (c) each Party shall be discovery allowed to conduct reasonable discovery through written document requests and depositions, the nature and extent of which discovery shall be determined by the Parties; provided that if the Parties cannot agree on the terms of such discovery, the nature and extent thereof shall be determined by the Panel which shall take into account the needs of the Parties and the purposes of arbitration to make discovery expeditious and cost effective; (d) each Party shall be entitled to make an oral presentation to the Panel; and (e) the Panel shall select as a resolution the position of either Buyer or Seller for each item of disagreement and may not impose an alternative resolution. The award shall be in writing and shall specify the factual and legal basis for the award. The Panel shall apportion all costs and expenses of arbitration, including the Panel's fees and expenses and fees and expenses of experts, between the prevailing and non-prevailing Party as the Panel deems fair and reasonable. The parties hereto agree that monetary damages may be inadequate and that any party by whom this Agreement or Definitive Agreement is enforceable shall be entitled to seek specific performance of the arbitrators' decision from a court of competent jurisdiction. Any arbitration award shall be binding and enforceable against the parties hereto and judgment may be entered thereon in any court of competent jurisdiction.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                    SELLER:

                                    THE BOEING COMPANY

                                    By:
                                        --------------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:



                                    BUYER:

                                    DRS TECHNOLOGIES, INC.

                                    By:
                                        --------------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:

                                    EXHIBIT A

                         INTELLECTUAL PROPERTY AGREEMENT

                         INTELLECTUAL PROPERTY AGREEMENT

      THIS INTELLECTUAL PROPERTY AGREEMENT (as the same may be amended from time to time, this "Agreement"), dated as of August 3, 2001 ("Effective Date"), between The Boeing Company, a Delaware corporation ("Seller") and DRS Technologies, Inc., a Delaware corporation ("Buyer").

      WHEREAS, Buyer and Seller are parties to that certain Asset Purchase Agreement dated as of August 3, 2001 (the "Purchase Agreement");

      WHEREAS, Seller is the owner or licensee of all the Intellectual Property (as hereinafter defined) used in the Business (as defined below);

      WHEREAS, Buyer is desirous of acquiring rights by assignment or license in all such Intellectual Property that is used or held for use in the Business, subject to, in the case of certain assigned Intellectual Property, a grantback license to Seller of certain rights under such Intellectual Property to use such Intellectual Property in connection with Seller's and its Subsidiaries' Retained Businesses (as defined below).

      NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants contained herein and in the Asset Purchase Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, Seller and Buyer agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Except as otherwise set forth herein, capitalized terms used in this Agreement shall have the same meanings ascribed to them in the Purchase Agreement. For purposes of this Agreement, the following capitalized terms shall have the meanings assigned to them below:

      1.1 "BUSINESS" means the Business, as that term is defined in the Purchase Agreement.

      1.2 "ASSIGNED INTELLECTUAL PROPERTY" means the Intellectual Property identified in Schedule A hereto, existing on the Closing Date (as defined in the Purchase Agreement) that (a) is exclusively used, held for use or practiced in or for the Business, or (b) was originated, developed or created in or for the Business and which is not Exclusive Intellectual Property, or Non-Exclusive Intellectual Property.

      1.3 "BUSINESS MARKS" means the Marks used in connection with the Business that are being assigned to Buyer and are identified in Schedule A.

      1.4 "CATEGORY A INTELLECTUAL PROPERTY" means any Assigned Intellectual Property (Schedule A) other than Trade Secrets listed on Schedule A but including Software embedded in any products, components or systems of the Business as of the Closing Date.

      1.5 "CONFIDENTIAL INFORMATION" means Confidential Information, as that term is defined in the Purchase Agreement. Information that constitutes or is protected as a Trade Secret that is included in the Assigned Intellectual Property or Exclusive Intellectual Property shall be deemed Confidential Information of Buyer.

      1.6 "DISTRIBUTION AGREEMENT" means the Agreement and Plan of Distribution dated as of December 6, 1996 among Rockwell International Corporation, New Rockwell International Corporation, and various operating subsidiaries of Rockwell International Corporation. For purposes of clarity, it is understood that "the Company Group" referred to in the Distribution Agreement is the Seller herein.

      1.7 "EXCLUSIVE INTELLECTUAL PROPERTY" means the Intellectual Property identified in Schedule B hereto existing on the Closing Date (as defined in the Purchase Agreement) that is predominately used or practiced in or for the Business.

      1.8 "HONEYWELL LICENSE AGREEMENT" means the License and Technical Service Agreement between Honeywell, Inc. and Rockwell International Corporation dated September 8, 1995.

      1.9 "INTELLECTUAL PROPERTY" means all rights in, to, or arising under or out of any (i) Patents, patent applications, or invention disclosures; (ii) copyrights or copyright applications and registrations; (iii) Trade Secrets,
(iv) mask works and registrations, (v) Software and (vi) all other intellectual or industrial property of any kind or nature, in each case arising under or protected by the laws of any country anywhere the world, but excluding any Marks.

      1.10 "KNOWLEDGE" has the same meaning as defined in the Purchase
Agreement.

      1.11 "LICENSED MARKS" means those Marks used in connection with the Business that are being licensed to Buyer, including those Marks identified in Schedule C.

      1.12 "MARKS" means fictional business names, trade names, trade dress rights, registered and unregistered trademarks, service marks, logos, and designs, slogans and general intangibles of like nature, together with goodwill, registrations and applications relating to the foregoing, including any Internet domain names, and applications therefor, and like intellectual property rights.

      1.13 "NON-EXCLUSIVE INTELLECTUAL PROPERTY" means the Intellectual Property identified in Schedule C hereto, existing on the Closing Date, which is used in the Business and is directly related to or is also useful to a significant degree in the Retained Businesses.

      1.14 "PARTY" means Buyer or Seller and "PARTIES" means Buyer and Seller, collectively.

      1.15 "PATENTS" means all classes or types of patents, utility models and design patents (including, without limitation, originals, divisions, continuations, continuations-in-part, extensions, re-examinations or reissues), and applications for these classes or types of patent rights in all countries of the world.

      1.16 "RETAINED BUSINESS" means the business of the Seller excluding the Business as of the date hereof.

      1.17 "ROCKWELL LICENSE" means the license rights granted to Seller under
Section 4.2(b) of the Distribution Agreement.

      1.18 "SELLER PATENTS" means those Patents identified in Schedule C hereto, including without limitation any patents that issue anywhere in the world in respect of any patent applications identified in Schedule C hereto.

      1.19 "SOFTWARE" means any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (iii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, and (iv) all documentation, including user manuals and training documentation (including website content identified in Schedules A, B, or C hereto), relating to any of the foregoing.

      1.20 "TRADE SECRETS" means proprietary and confidential commercial and technical information, including Confidential Information, know-how, engineering, production and other designs, inventions, discoveries, concepts, ideas, algorithms, models, methods, processes, drawings, specifications, formulae, and other technology, databases and documentation thereof and other proprietary and confidential information, including customer lists, in each case excluding any rights in respect of any of the foregoing that comprise or are protected by copyrights, mask work rights or Patents.

      1.21 "TRANSFERRED INTELLECTUAL PROPERTY" means Assigned Intellectual Property, Exclusive Intellectual Property, Non-Exclusive Intellectual Property and Business Marks.

                                   ARTICLE II

                  ASSIGNMENT OF ASSIGNED INTELLECTUAL PROPERTY,
               EXCLUSIVE INTELLECTUAL PROPERTY AND BUSINESS MARKS

      2.1 ASSIGNMENT OF ASSIGNED INTELLECTUAL PROPERTY, EXCLUSIVE INTELLECTUAL PROPERTY AND BUSINESS MARKS. Subject to Section 3.1, Seller hereby sells, assigns, transfers and conveys to Buyer, and shall cause each of its Subsidiaries to sell, assign, transfer and convey to Buyer, as of the Closing Date, all right, title and interest of Seller and such Subsidiaries in and to the Assigned Intellectual Property, the Exclusive Intellectual Property, and to the Business Marks, together with all appurtenant goodwill relating thereto.

      2.2 FURTHER ASSURANCES. Promptly upon the reasonable request of Buyer, Seller further agrees to execute and deliver, and shall cause each of its Subsidiaries to execute and deliver, such additional documents and take such other action as may be necessary or desirable to continue, secure, defend, register, confirm, evidence and otherwise give full effect to and to perfect the rights of Buyer under this Agreement, and hereby authorizes and appoints Buyer and grants Buyer full power of attorney to execute, in the name and on behalf of Seller and its Subsidiaries, all such documents necessary to perfect, affirm, record and maintain title in Buyer, its successor, assigns or other legal representatives to any of such Assigned Intellectual Property, Exclusive Intellectual Property and Business Marks including but not limited to all documents necessary to register in the name of Buyer the assignment of (i) each patent, patent application, and invention disclosure identified in Schedules A and B in the appropriate country or countries, (ii) each trademark, registration and application listed in Schedules A and B and (iii) each trade name identified in Schedules A and B.

      2.3 AUTHORIZATION TO RECORD. Seller hereby authorizes the Commissioner of Patents and Trademarks of the United States and each official holding a corresponding position of authority in any country in which Seller owns one or more patent or trademark registrations or has pending one or more patent or trademark applications to issue and to record the title of Buyer as owner of all right, title and interest in and to the patents, patent applications and invention disclosures identified in Schedules A and B, the trademarks, registrations and applications identified on Schedules A and B, and, if necessary, the trade names identified in Schedules A and B.

                                   ARTICLE III

                                    LICENSES

      3.1 LICENSE GRANT TO SELLER. To the full extent of its right to do so, Buyer hereby grants to Seller and its Subsidiaries an irrevocable, fully-paid, worldwide, perpetual, non-exclusive, nontransferable (except as provided in Section 8.6), royalty-free license, without the right to sublicense

            (a) Under the Exclusive Intellectual Property (Schedule B), other than Software embedded in or delivered or deliverable with products, systems or components included within the Business, to make, have made, use (including operate and maintain), copy, display, perform, import, sell, offer to sell, create derivative works and modifications, distribute or otherwise dispose of, in any manner and to any Person, products and systems, other than Competitive Products, and perform or have performed services, that incorporate or otherwise use the Exclusive Intellectual Property, other than Software embedded in or delivered or deliverable with products, systems or components included within the Business. Notwithstanding the foregoing, after five (5) years from the Closing Date there shall be no restrictions on the use by Seller and its Subsidiaries of the Trade Secrets listed in Schedule B.

      3.2 LICENSE GRANT BY SELLER. To the full extent of its right to do so, Seller hereby grants to Buyer, and shall cause any Subsidiary of Seller to grant, a worldwide, perpetual, irrevocable, fully-paid, non-transferable (except as provided in Section 8.6), royalty-free non-exclusive license in Non-Exclusive Intellectual Property (Schedule C), with the right to sublicense to the extent provided in Section 3.3:

            to make, have made, use (including operate and maintain), copy, have copied, display, perform, import, sell, offer to sell, create derivative works and modifications, distribute or otherwise dispose of, in any manner and to any Person, including without limitation any product, component or system (and any future generations and derivatives of such products, components and systems whether developed by or on behalf of Buyer) included within Buyer's EOSG business and perform or have performed services which incorporate or otherwise use the Non-Exclusive Intellectual Property in connection with the Buyer's EOSG business.

      3.3   SUBLICENSES.

            (a) The license granted to Buyer in Section 3.2 in and to the Non-Exclusive Intellectual Property shall include the right to sublicense to Subsidiaries, joint venture partners and other third parties that are participating in a teaming or other cooperative agreement or arrangement involving the products or technologies of such third parties and Buyer or independent contractors that have been engaged by Buyer to assist in the design or development of products for Buyer or the provision of related services. Any sublicense agreement entered into by Buyer shall be consistent with the terms of this Agreement.

            (b) Notwithstanding Section 3.3(a), no sublicense shall contain the right to re-sublicense without prior written consent of Seller and sublicenses shall be effective only if the permitted sublicensee has agreed in writing to be bound by all of the limitations imposed under this Agreement with respect to Confidential Information and the scope of the license granted hereunder. Upon written request of Seller, Buyer will give Seller written notice identifying any Subsidiary or other Person to which the Buyer believes a sublicense has been effectively granted by Buyer. Any sublicense so granted shall be transferable to a purchaser of substantially all of the assets of a sublicensed Subsidiary; provided that such purchaser agrees in writing to be bound by all of the limitations imposed under this Agreement with respect to Confidential Information and the scope of the license granted hereunder.

      3.4 RESERVATION OF RIGHTS. All rights not expressly granted by the Parties hereunder are reserved to the Parties. Without limiting the generality of the foregoing, the Parties expressly acknowledge that nothing contained herein shall be construed or interpreted as a grant, by implication or otherwise, of any licenses other than the licenses specified in Sections 3.1 and 3.2 hereof and the sublicense specified in Section 3.3 hereof.

      3.5 INADVERTENT OMISSION. It is the intention of the parties that the Transferred Intellectual Property shall include all Intellectual Property used, held for use or practiced by Seller in the Business at the time of Closing Date. In this regard, any Intellectual Property or Marks inadvertently omitted from Schedules A through C of this Agreement shall be deemed included in the Transferred Intellectual Property and added to the appropriate Schedule on a case-by-case evaluation, and the rights and licenses granted hereunder shall apply thereto. Any Intellectual Property that originated in or was first created for the Business shall be rebuttably presumed to be Assigned Intellectual Property. Any Marks that originated in or were first created for the Business shall be rebuttably presumed to be Business Marks. All other inadvertently omitted Intellectual Property shall be rebuttably presumed to be Non-Exclusive Intellectual Property.

      3.6 THIRD PARTY LICENSED INTELLECTUAL PROPERTY. Seller will cooperate reasonably with Buyer to obtain such consents as may be required to transfer or sublicense to Buyer under this Agreement the Transferred Intellectual Property or Marks owned by a third party. Seller and Buyer shall share equally the cost of obtaining any such consent to the extent such cost is not allowable under the U.S. Government's Federal Acquisition Regulations applicable to Buyer's contracts which relate to such Transferred Intellectual Property or Marks. Seller will, for the one year period immediately following the Closing Date, cooperate reasonably with Buyer to enable Buyer, at Buyer's expense, to obtain any third party Intellectual Property that is not transferred to Buyer hereunder and is necessary to operate the Business.

      3.7 TRANSITIONAL TRADEMARK LICENSE. Seller and its Subsidiaries hereby grant to Buyer ("LICENSEE"), effective upon the Closing Date, a non-transferable, nonexclusive, royalty-free worldwide transitional right and license to use the Licensed Marks, together with all slogans, logos, designs and trade dress associated therewith, which are, in each case, in existence at Closing Date and currently being used in the conduct of the Business. This transitional license shall permit use of the Licensed Marks solely on and in connection with the goods and services of the Business and which are embodied in or on any stationery, business cards, advertising and promotional materials, packaging and labels, drawings, equipment, photomasks, manuals and other documentation, statements of work, and inventory ("BUSINESS Materials"), and for any administrative, corporate and legal use in connection with the transition away from using the Licensed Marks. Buyer's right to use the Licensed Marks shall cease on the earlier of (i) the end of the one year period immediately following the Closing Date, or (ii) Buyer's depletion of the Business Materials. Such use of the Licensed Marks shall be solely in the form and consistent with the manner in which such Licensed Marks were used prior to the Closing Date (the "TRANSITIONAL LICENSE"). Any and all rights and goodwill arising from the use of the Licensed Marks by Licensee pursuant to this Transitional License shall inure solely to Seller's benefit. Licensee agrees that it shall not use, directly or indirectly, the Licensed Marks in any other way that suggests that there is a relation or affiliation between Licensee and Seller or any of its Subsidiaries or Affiliates other than that as created by this Agreement, or as a trademark, service mark or trade name for Licensee and will take reasonable commercial measures to avoid the appearance that Seller retains any interest in the Business. Nothing in this Agreement or in the performance thereof, or that might otherwise be implied by law, shall operate to grant Licensee any right, title or interest in and to the Licensed Marks. Buyer shall assign, and does hereby assign to Seller, any rights it may acquire, if any, by the operation of law or otherwise, in the Licensed Marks pursuant to this Transitional License. As between the parties, Seller shall have the sole right, and in its sole discretion, to prosecute, defend and control any action concerning the Licensed Marks.

      3.8 RETAINED RIGHTS. Nothing contained in this Agreement shall limit Seller or Seller's Affiliates from using Trade Secrets listed in Schedules A and B which, at Closing Date, were incorporated or used in any processes, products, components or systems used in the Retained Business.

      3.9 ROCKWELL LICENSE. Pursuant to Seller's right under Section 10.8 of the Distribution Agreement to assign any of its rights to a successor of any part of its business, to the full extent of its right to do so, Seller hereby assigns, conveys and transfers unto Buyer all of Seller's intellectual property rights under the Rockwell License solely with respect to the Business, provided however, that Seller retains all other rights and obligations under the Rockwell License with respect to Seller's businesses, other than the Business. Schedule
3.9 to this Agreement contains a copy of the fully-executed Distribution Agreement.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES; COVENANTS;
                          INDEMNITIES AND DISCLAIMERS

      4.1 Seller represents and warrants to Buyer that Seller and its Subsidiaries each has the requisite power and authority in accordance with the provisions hereof to assign and transfer to Buyer the Assigned Intellectual Property, the Exclusive Intellectual Property and the Business Marks and to grant the license in and to the Non-Exclusive Intellectual Property described in
Section 3.2 and:

            (a) The patents, patent applications, copyrights (including mask works), trademark applications and registrations, service mark applications and registrations and Internet domain name registrations listed on Schedules A through C have been duly maintained, and, to the Knowledge of Seller are subsisting, in full force and effect and have not been canceled, expired or abandoned;

            (b) To the Knowledge of Seller, there are no settlements, consents, judgments, orders, concurrent use or other agreements that restrict Seller's rights or any of its Subsidiaries' rights to use any Intellectual Property or Marks necessary for the conduct of the Business;

            (c) To the Knowledge of Seller, the Transferred Intellectual Property includes all the Intellectual Property and Marks used, held for use or practiced by Seller and its Subsidiaries in the operation of the Business as currently conducted;

            (d) To the Knowledge of Seller the patents listed on Schedules A and B are valid.

            (e) Seller has in effect procedures for the protection of its Trade Secrets and requires its employees to sign a written agreement to protect such Trade Secrets.

            (f) To the Knowledge of Seller, no third party is misappropriating, infringing or otherwise violating any Transferred Intellectual Property owned by Seller or its Subsidiaries.

            (g) Seller has not granted any licenses to third parties to use the Assigned Intellectual Property, Business Marks or Exclusive Intellectual Property under the agreements or documents listed on Schedule 4.1(g). To the extent that Seller, notwithstanding the assignment of the Assigned Intellectual Property, Business Marks, and Exclusive Intellectual Property to Buyer hereunder, is required, in Seller's reasonable judgment, to grant a non-exclusive license to a third party in accordance with the agreements or documents listed on Schedule 4.1 (g), to any of the patents (or patents resulting from applications or invention disclosures) included in the Assigned Intellectual Property or Exclusive Intellectual Property, then Buyer will, in timely manner after receipt of written notice from Seller, grant such license to the third party as required and will be entitled to all payments from the third party in connection therewith.

            (h) To the Knowledge of Seller, except as disclosed on Schedule 4.1(h) or on Schedules A or B, Seller has not granted any licenses to third parties to use the Assigned Intellectual Property, Business Marks or Exclusive Intellectual Property and except as disclosed on said Schedules and on Schedule 4.1(g) is not obligated to grant any licenses to third parties to use such Intellectual Property.

      4.2 Seller represents and warrants to Buyer that Seller is the owner of record, free and clear of any Liens (except Permitted Liens and except as set forth on Schedule 4.2) of all Assigned Intellectual Property, Business Marks and Exclusive Intellectual Property. Except as disclosed on Schedule 4.2 and except for licenses of software or firmware used in the Business that are generally available "off-the-shelf" through commercial software vendors, Seller owns or has the right to use, without payment to any other party, the Transferred Intellectual Property except where the failure so to own or have the right to use such Transferred Intellectual Property would not have, individually or in the aggregate, a material adverse effect. Except as set forth on Schedule 4.2, no claims are pending or, to the Knowledge of Seller, threatened against Seller or any of its Subsidiaries, by any person with respect to the ownership, validity, enforceability or use of any Transferred Intellectual Property, challenging or questioning the validity or effectiveness of any such Transferred Intellectual Property (including threatened opposition, interference, cancellation proceeding or other legal or governmental proceeding before any court or registration authority in any jurisdiction against or relating to the registrations and applications listed on Schedules A through C); or alleging that the use of the Transferred Intellectual Property by Seller or its Subsidiaries in the operation of the Business is infringing upon, misappropriating or otherwise violating the intellectual property rights of others, except in each such case, such claims as would not, individually or in the aggregate, have a material adverse effect. To the Knowledge of Seller, except as disclosed on Schedule 4.2, the use of the Transferred Intellectual Property by Seller or its Subsidiaries, does not infringe, misappropriate or otherwise violate any third party's intellectual property rights.

      4.3   INTENTIONALLY OMITTED

      4.4 SUBJECT TO THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT AND THE PURCHASE AGREEMENT, SELLER HEREBY DISCLAIMS ANY IMPLIED WARRANTIES WITH RESPECT TO THE INTELLECTUAL PROPERTY ASSIGNED OR LICENSED BY IT HEREUNDER, INCLUDING WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OR VALIDITY.

      4.5 NEITHER PARTY SHALL BE LIABLE, WHETHER IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), OR OTHERWISE, FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER, INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS OR REVENUE, LOSS OF USE OF EQUIPMENT OR FACILITIES, BUSINESS INTERRUPTIONS, COSTS OF CAPITAL AND CLAIMS OF CUSTOMERS WHICH IN ANY WAY ARISE OUT OF, RELATE TO, OR ARE A CONSEQUENCE OF, ITS PERFORMANCE OR NONPERFORMANCE HEREUNDER, OR THE PROVISION OF OR FAILURE TO PROVIDE ANY SERVICE HEREUNDER.

            4.5.1 COVENANT NOT TO SUE. Except as provided in Section 6.6 of the
                  Purchase Agreement and except for Seller's or its Subsidiaries' willful breach of their obligations under this Agreement, in the event that Seller or any Subsidiary of
                  Seller: (i) obtains from a third party any products, systems or components (which such third party has not first obtained from Seller) that incorporate or otherwise use any Category A Intellectual Property and sells or offers to sell any system or higher level product incorporating such third party products, systems or components, or (ii) sells or offers to sell after the Closing Date, any product, component or system that (a) is not included in the Assets conveyed to Buyer under the Purchase Agreement and (b) was manufactured prior to the Closing Date and (c) incorporates or uses Category A Intellectual Property, Buyer hereby agrees, in perpetuity with respect to 4.5.1 (i) and for ten (10) years after the Closing Date with respect to 4.5.1 (ii), not to bring an action with respect to such Category A Intellectual Property against Seller or its Subsidiaries.

      4.6 (a) For a period of four (4) years after Closing Date, Seller hereby indemnifies Buyer and its Affiliates against and agrees to hold each of them harmless from any and all actual damage, loss, liability and expense (including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation in connection with any action, suit or proceeding) ("DAMAGES"), incurred or suffered by Buyer or any Affiliate of Buyer, arising out of (i) any misrepresentation or breach of warranty, covenant or agreement made or to be performed by Seller or any of its Subsidiaries pursuant to this Agreement; (ii) any claim, suit, action or legal proceedings based on actual or alleged misappropriation of trade secrets or infringement of copyright rights, or trademark rights brought against Buyer or its Affiliates by any Person, including, without limitation, Rockwell Science Center, with respect to any Transferred Intellectual Property or Marks; (iii) any claim, suit, action or legal proceedings based on actual or alleged infringement of patents occurring before the Closing Date in connection with the Business brought against Buyer or its Affiliates by any Person, (iv) any claim, suit, action or legal proceedings based on actual or alleged infringement occurring after the Closing Date, of any United States patent existing as of the Closing Date or which issues thereafter from a patent application which was filed before the Closing Date, by a product or system of the Business which was being made, sold, or offered for sale by the Business, or a process in use by the Business, on or before the Closing Date, brought against Buyer or its Affiliates by any Person, provided that any such product, system, or process has not been modified by or on behalf of Buyer or its Affiliates, or its suppliers, or its customers (unless the cause of such alleged infringement is unrelated to such modification), and provided further that Seller may at its option obtain a license of appropriate scope to enable Buyer and its Affiliates to continue to use the allegedly infringing activity; and provided further that such actual or alleged infringement is not a result of a violation by Buyer of the field of use provisions set forth in Article II,
Section 3 of the Honeywell License Agreement assigned under the Purchase Agreement and (v) the enforcement of their rights under this Section 4.6.

            (b) For a period of four (4) years after Closing Date, Buyer hereby indemnifies Seller and its Subsidiaries against and agrees to hold each of them harmless from any and all Damages incurred or suffered by Seller or any of its Affiliates arising out of (i) any misrepresentation or breach of warranty, covenant or agreement made or to be performed by Buyer pursuant to this Agreement, and (ii) the enforcement of their rights under this Section 4.6.

            (c) PROCEDURES RELATING TO INDEMNIFICATION. The provisions of
Section 10.5 of the Purchase Agreement shall apply to any claims for indemnification made by either Party.

      4.7 The liability of Seller to Buyer pursuant to Article IV shall be (i) deemed a Loss (as defined in the Purchase Agreement) arising under Section 10.1(a) of the Purchase Agreement, and therefore, subject to the provisions of
Section 10.1 thereunder, and (ii) shall be aggregated with all other Losses arising under Section 10.1(a) of the Purchase Agreement for the purposes of
Section 10.1 thereunder. Claims for indemnification from Buyer pursuant to
Article IV shall not be considered in calculating the $2 million deductible amount set forth in Section 10.1 of the Purchase Agreement.

      4.8 The liability of Buyer to Seller pursuant to Article IV shall be (i) deemed a Loss (as defined in the Purchase Agreement) arising under Section 10.2(a) of the Purchase Agreement, and therefore, subject to the provisions of
Section 10.2 thereunder, and (ii) shall be aggregated with all other Losses arising under Section 10.2(a) of the Purchase Agreement for the purposes of
Section 10.1 thereunder. Claims for indemnification from Seller pursuant to
Article IV shall not be considered in calculating the $2 million deductible amount set forth in Section 10.2 of the Purchase Agreement.

                                    ARTICLE V

                   PROTECTION AND ENFORCEMENT; NON-IMPAIRMENT

      5.1   PROSECUTION.

            (a) Seller agrees to maintain in force all issued patents included in the Seller Patents on Schedule C owned by Seller or its Subsidiaries (each a "Covered Seller Patent") and to diligently prosecute all patent applications included in such Seller Patents (each a "Covered Seller Patent Application"), all at the sole cost and expense of Seller. The drafting, filing, and prosecution of any Covered Seller Patent Application shall be Seller's responsibility and shall be carried out by it in its reasonable discretion. Notwithstanding the foregoing, if Seller elects to allow any of the Covered Seller Patents to lapse or become otherwise abandoned or forfeited, Seller will reasonably endeavor to notify Buyer of its intention to do so at least one hundred (100) days prior to the date on which the applicable Covered Seller Patent is due to lapse or become abandoned or forfeited. Buyer shall have the right to assume control of the applicable Covered Seller Patent at its own expense by providing Seller written notice to such effect prior to the date such Covered Seller Patent lapses or otherwise becomes abandoned or forfeited. If Buyer elects to assume control of the applicable Covered Seller Patent pursuant to this Section 5.1(a), then Seller shall, at Buyer's expense, assign to Buyer its entire right, title and interest, to the applicable Seller Patent, subject, if applicable, to retention of a license of the same scope as that retained by Seller in Section 3.1.

            (b) Buyer shall be under no obligation to: (a) obtain patent protection for the inventions disclosed in the patent applications or invention disclosures included as part of the Assigned Intellectual Property or Exclusive Intellectual Property; (b) maintain any patents included in the Assigned Intellectual Property or Exclusive Intellectual Property; (c) obtain or maintain any copyrights or mask works included in the Assigned Intellectual Property or Exclusive Intellectual Property; or (d) obtain or maintain any other Assigned Intellectual Property, Exclusive Intellectual Property or Business Marks.

            (c) Each Party shall cooperate with the other party in the filing, prosecution, maintenance or other attempts to protect its Intellectual Property and Marks including, without limitation, by executing those documents as each party may require from time to time to ensure that all right, title and interest in and to the Intellectual Property and Marks continues to reside with such Party.

                                   ARTICLE VI

                                      TERM

      6.1 TERM. This Agreement shall commence upon the Closing Date and continue in perpetuity or to the expiration of statutory protection for any such Intellectual Property or Marks (subject to the provisions of Section 3.7 with respect to the use of Licensed Marks).

      6.2 TERMINATION. This Agreement and each license granted hereunder shall not be terminable by either Party and the rights granted under this Agreement shall continue in full force and effect, notwithstanding any material breach of any term hereof by a Party.

                                   ARTICLE VII

                                 CONFIDENTIALITY

      7.1   CONFIDENTIAL INFORMATION.

            (a) Each Party shall maintain in confidence all Confidential Information disclosed to it by the other Party; provided that, in the case of the Confidential Information included in or protected by the Assigned Intellectual Property or Exclusive Intellectual Property, Seller shall maintain in confidence such Confidential Information as though Buyer initially disclosed such Confidential Information to Seller. Similarly, in the case of the Confidential Information included in or protected by the Transferred Intellectual Property, Buyer shall maintain in confidence such Confidential Information as though Seller initially disclosed such Confidential Information to Buyer. The receiving Party shall not disclose or make available to any third party such Confidential Information except for disclosure to such Party's employees, vendors, contractors, Subsidiaries and representatives only to the extent necessary to enable such Party to exercise its rights hereunder or as otherwise expressly authorized by this Agreement. To the extent that disclosure is authorized by this Agreement, the receiving Party will obtain prior agreement from its employees, agents or consultants or other permitted third party recipients not already bound by a fiduciary or contractual duty or obligation of confidentiality to whom disclosure is to be made to hold in confidence and not make use of such information for any purpose other than those permitted or contemplated by this Agreement. The receiving Party will use at least the same standard of care as it uses to protect its own most confidential information and will take all reasonable steps to ensure that such employees, agents or consultants do not disclose or make any unauthorized use of such Confidential Information. The receiving Party will promptly notify the disclosing Party upon discovery of any unauthorized use or disclosure of the Confidential Information of the disclosing Party. With respect to all information exchanged after the Closing Date, such information must be marked with an appropriate proprietary legend, or identified as proprietary within a reasonable time after disclosure, in order to be protected as Confidential Information hereunder.

      7.2.  EXCEPTIONS. The obligations of confidentiality contained in Section
7.1 will not apply to the extent that it can be established by the receiving Party by competent proof that such Confidential Information:

            (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the disclosing Party;

            (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

            (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

            (d) was developed independently by the receiving Party without access to the Confidential Information:

            (e) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a third party who had no obligation to the disclosing Party not to disclose such information to others;

            (f) was disclosed as required by law, but only to the extent required and if the receiving Party promptly notifies the disclosing Party in advance to provide the opportunity to the disclosing party to take protective measures and/or to oppose the requirement.

      7.3 NO DEROGATION OF LICENSE RIGHTS. Notwithstanding any obligations of confidentiality imposed on a Party hereunder with respect to Confidential Information of the other Party, nothing herein or any other agreement between the Parties shall prohibit one Party from using Confidential information of the other Party to the extent permitted by this Agreement or from disclosing Confidential Information of a Party to the extent reasonably necessary in connection with the exercise of any of the license rights granted to the other Party hereunder.

      7.4 RESTRICTION ON TRADE SECRET DISCLOSURE. Notwithstanding the foregoing, Buyer agrees not to disclose (i) to any party in any form the origin of the Trade Secrets listed in Schedule C, or (ii) for a period of four (4) years after the Closing Date the Trade Secrets listed in Schedule C to parties who are actual or potential competitors of Seller in the aerospace industry (except for consultants bound by a written confidentiality agreement to use such Trade Secrets for the internal purposes of Buyer or its Subsidiaries or Affiliates only).

                                  ARTICLE VIII

                                  MISCELLANEOUS

      8.1 NOTICES. All notices or other communications hereunder shall be in writing, signed by the party providing such notice, and shall be considered properly given or made and shall be deemed to have been duly given on the date of delivery, when delivered personally or transmitted and received by telecopier/facsimile transmitter, receipt acknowledged or confirmed during normal business hours, or in the case of registered or certified mail, return receipt requested, postage prepaid, on the date shown on such return receipt.

Any notices to Seller shall be sent as follows (or to such other address as Seller may specify in writing to Buyer):

            The Boeing Company
            Space and Communications Group
            PO Box 2515   WAS-08
            Seal Beach, CA 90740-1515
            Attention:  Valerie Schurman, Vice President and Assistant
                        General Counsel
            Telecopy No.:  (562) 797-5049

with a copy to:

            Gibson, Dunn & Crutcher, LLP
            33 South Grand Avenue
            Los Angeles, CA 90071
            Attention:  Andrew E. Bogen, Esq.
            Telecopy:  (213) 229-6159

      Any notices to Buyer shall be sent as follows (or to such other address as Buyer may specify in writing to Seller):

            DRS Technologies, Inc.
            5 Sylvan Way
            Parsippany, NJ 07054
            Attention:  Nina Laserson Dunn, Executive Vice President, General
                        Counsel and Secretary
            Telecopy No.:  (973) 898-0717

with a copy to:

            Skadden, Arps, Slate, Meagher & Flom LLP
            Four Times Square
            New York, NY 10036
            Attention:  Jeffrey Tindell
            Telecopy No.:  (212) 735-2000

      8.2 EXPORT CONTROL. Buyer, Seller and their Subsidiaries agree to comply with and accept liability for all applicable export control laws and regulations of the United States and any other country having proper jurisdiction.

      8.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto.

      8.4 DISPUTE RESOLUTION. Resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, or otherwise, shall be exclusively governed by and settled in accordance with the provisions of Section 11.14 of the Purchase Agreement.

      8.5 RELATIONSHIP OF THE PARTIES. Neither Party shall have any power or express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party in any manner whatsoever, including to any other contract, agreement or undertaking with any third party. This Agreement will have no force and effect, and the Transferred Intellectual Property shall not be deemed to have been assigned or licensed, as the case may be, if the transactions contemplated by the Purchase Agreement are not consummated.

      8.6   ASSIGNMENT AND TRANSFER.

            (a) This Agreement, the license rights granted to Seller hereunder, and the license rights granted to Buyer hereunder, are personal and shall not in any manner whatsoever be assigned or transferred by Seller or Buyer, as the case may be, to or with any other person or entity without Seller's or Buyer', as the case may be, prior written consent, which consent shall not be unreasonably withheld, provided, however, that no consent is required (i) for assignment by Buyer to its Affiliates, or (ii) for collateral assignment by Buyer to its Lenders (and affiliates thereof) to secure obligations thereto. Notwithstanding the foregoing and Sections 3.1 and 3.2, such licenses may be transferred or sublicensed to facilitate a merger, acquisition or divestiture or to a purchaser of substantially all of the assets of the portion of the business to which the license pertains, subject to the other restrictions and provisions of this Agreement. Any attempted assignment in violation of the provisions hereof shall be void AB INITIO and the assignee shall obtain no rights by reason thereof.

            (b) This Agreement and the provisions hereof shall be binding at all times upon and inure to the benefit of the parties, their successors and permitted assigns.

      8.7 SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction or a qualified arbitrator or other person involved any dispute resolution procedure applicable to the Parties, the validity, legality and enforceability of the remaining provisions contained herein and other applications thereof shall not in any way be diminished.

      8.8 ENTIRE AGREEMENT: AMENDMENTS. This Agreement and the Purchase Agreement constitute the entire agreements of the parties, and supersede all other pre-existing agreements, with respect to the matters expressly provided for in this Agreement. This Agreement may be amended or modified only by mutual agreement in writing signed by authorized representatives of both parties.

      8.9 REMEDIES. The parties' rights and remedies pursuant to this Agreement shall, subject to the provisions hereof, be cumulative and nonexclusive of any other rights and remedies which they may have pursuant to any other agreement, by operation of law, or otherwise.

      8.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original.

      8.11 DESCRIPTIVE HEADINGS. The section and clause headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

      8.12 ORDER OF PRECEDENCE. The parties agree that if any terms of this Agreement conflict with terms in the Purchase Agreement, the terms of this Agreement shall govern with respect to the resolution of such conflict.

      8.13 FORCE MAJEURE. In the event that either party shall be rendered wholly or partially unable to carry out its obligations under this Agreement by reasons or causes beyond its control, including but not limited to war (whether or not declared), sabotage, insurrection, rebellion, riot or other act of civil disobedience, act of a public enemy, act of any government or any agency or subdivision thereof, fire, accident, explosion, epidemic, quarantine, restrictions, storm flood, earthquake or other act of God, which could not be reasonably expected to be avoided, or new laws or regulations forbidding or limiting the execution of this Agreement, then the performance of either party or both parties, as they are affected by such cause, shall be excused during the continuance of any inability so caused, but such inability shall be remedied with all reasonable dispatch.

      IN WITNESS WHEREOF, Seller and Buyer have each caused this Agreement to be duly signed and delivered to the other party.

                                    DRS TECHNOLOGIES, INC.


                                    By:   ____________________________________

                                    Title:____________________________________



                                    THE BOEING COMPANY


                                    By:   ____________________________________

                                    Title:____________________________________


Schedule A - Assigned Intellectual Property

Schedule B - Exclusive Intellectual Property

Schedule C - Non-Exclusive Intellectual Property

Schedule 3.9 -  Rockwell License

Schedule 4.1(g) -Third Party Agreements Containing Licensing Obligations

Schedule 4.1(h) - Grants of  Licenses to Third Parties

Schedule 4.2 - Exceptions

                                   SCHEDULE A
                         ASSIGNED INTELLECTUAL PROPERTY

1.    Patents & Invention Disclosures
      o As listed in the Annex to Schedule A Assigned Intellectual Property-Patents, Patent Applications and Disclosures

2.    Trade Secrets
      o Trade Secrets relating to infrared focal plane array products used or held for use for the Business as of the Closing Date, except for the Trade Secrets that pertain to infrared product production reflected on Schedule B
      o Trade Secrets relating to infrared systems used or held for use for the Business as of the Closing Date, except for the Trade Secrets that pertain to infrared system production reflected on Schedule B.

3.    Software
      o Software deliverable in connection with products or systems of the Business in use or held for use as of the Closing Date to the extent such Software is owned by the Seller or the Seller's affiliates.

4.    Business Marks
      o None

                               Annex to SCHEDULE A
  ASSIGNED INTELLECTUAL PROPERTY - PATENTS, Patent Applications and DISCLOSURES


-----------------------------------------------------------------------------------------------------------------------------------
 Case Number      Title             Inventor        DateReceived     FilDate        ApplNumber   Reportable GovContract Disclosure
                                                                                                  Invention    Number     Status
-----------------------------------------------------------------------------------------------------------------------------------
   79SC069   Monolithic          Ho, Willie W.                      2/19/1980        122,331          0         n/a        Filed
             Voltage
             Controlled,
             Phased Array
-----------------------------------------------------------------------------------------------------------------------------------
   80SC047   Blocked
             Impurity Band   Stapelbroek, Maryn G.                  10/23/1980       199,881          0         n/a        Filed
             Detectors
-----------------------------------------------------------------------------------------------------------------------------------
   81SC081   Impurity Band
             Conduction
             Semiconductor   Stapelbroek, Maryn G.                  9/15/1983       06/532,332        0         n/a        Filed
             Devices
-----------------------------------------------------------------------------------------------------------------------------------
   81SC081   Impurity Band
             Conduction
             Semiconductor   Stapelbroek, Maryn G.                  9/13/1984        463,121          0         n/a        Filed
             Devices
-----------------------------------------------------------------------------------------------------------------------------------
   83SC022   Solid-State        Kleinhans, W A.                     10/7/1983        539,878          0         n/a        Filed
             Photomultiplier
-----------------------------------------------------------------------------------------------------------------------------------
   84SC012   PROCESS FOR
             PRODUCING
             AMORPHOUS AND        Morgan, P ED        6/6/1997      2/22/1985        704,979          0          *         Filed
             CRYSTALLINE
             SILICON NITRIDE
-----------------------------------------------------------------------------------------------------------------------------------
   85SC044   Method for
             Making a
             Reticulated
             Temperature          Gergis, I S.                      11/2/1988        266,174         -1       *unknown     Filed
             Sensitive
             Imaging Device
-----------------------------------------------------------------------------------------------------------------------------------
   86E048    Non-Destructive Fang, P Y., Marshall,                                                                        Closed
             Testing of MCT           A H.
             Detector Array
-----------------------------------------------------------------------------------------------------------------------------------
   87SC005   Multicolor         Woodberry, F J.                     6/30/1989        374,412          0         n/a        Filed
             Focal Plane
             Arrays
-----------------------------------------------------------------------------------------------------------------------------------
   86SC013   Intrinsic
             Impurity Band
             Conduction      Stapelbroek, Maryn G.                  12/23/1988       289,133          0         n/a        Filed
             Detectors
-----------------------------------------------------------------------------------------------------------------------------------
   87SC028   Multicolor
             Infrared Focal       Gluck, N S.                       8/21/1989        396,154          0         n/a        Filed
             Plane Arrays
-----------------------------------------------------------------------------------------------------------------------------------
   90E033    Apparatus for    Gable, A L., et al.                   6/17/1991         716476                               Filed
             Large Area
             Infrared Focal
             Plane
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
 Case Number    IssDate   PatNumber  Allowance        Comments
                                       Date
----------------------------------------------------------------------
   79SC069     4/6/1982   4,323,901             Patent Expired 4/06/99



----------------------------------------------------------------------
   80SC047
               2/4/1986   4,568,960

----------------------------------------------------------------------
   81SC081

               4/29/1986  4,586,074

----------------------------------------------------------------------
   81SC081

              10/18/1988  1,243,388

----------------------------------------------------------------------
   83SC022     4/29/1986  4,586,068

----------------------------------------------------------------------
   84SC012

              11/12/1985  4,552,740            Patent Abandoned


----------------------------------------------------------------------
   85SC044


               2/13/1990  4,900,367


----------------------------------------------------------------------
   86E048


----------------------------------------------------------------------
   87SC005     9/11/1990  4,956,555


----------------------------------------------------------------------
   86SC013

               10/9/1990  4,962,304

----------------------------------------------------------------------
   87SC028
              10/20/1992  5,157,258

----------------------------------------------------------------------
   90E033      3/30/1993   5198671    33870



----------------------------------------------------------------------

                               Annex to SCHEDULE A
  ASSIGNED INTELLECTUAL PROPERTY - PATENTS, Patent Applications and DISCLOSURES


-----------------------------------------------------------------------------------------------------------------------------------
 Case Number      Title             Inventor        DateReceived     FilDate        ApplNumber   Reportable GovContract Disclosure
                                                                                                  Invention    Number     Status
-----------------------------------------------------------------------------------------------------------------------------------
   90E034    Low Moving Mass      Sardou, F D.        8/6/1990      5/21/1991         703645                DASG60-87-     Filed
             Two Axis Gimbal                                                                                  C-0031

-----------------------------------------------------------------------------------------------------------------------------------
 90E034 EPO  Low Moving Mass      Sardou, F D.                       4/7/1992       92105993.7       -1                    Filed
             Two Axis Gimbal
-----------------------------------------------------------------------------------------------------------------------------------
   91E031    Ceramic Frames     Adkins, Larry R.     7/22/1991      8/17/1992        930,630         -1     DASG60-90-     Filed
             and Capsules                                                                                     C-013
             for Z-Axis
             Modules
-----------------------------------------------------------------------------------------------------------------------------------
   93E008    Vertical
             Collecting                                                                                     DASG60-87-    Closed
             Infrared              D'Souza, A        2/23/1993                                       -1      C-0038
             Detectors
-----------------------------------------------------------------------------------------------------------------------------------
   94E012    Electronically
             Switched Micro
             Bolometer         Howard, Philip E.      3/3/1994                                        0         n/a     Authorized
             Bridge ROIC
-----------------------------------------------------------------------------------------------------------------------------------
   94E015    Apparatus and
             Method for
             Mounting and     Asatourian, R K., et
             Stabilizing a            al.                           3/23/1995         409230                               Filed
             Hybrid  Focal
             Plane Array
-----------------------------------------------------------------------------------------------------------------------------------
 94E015 EPO  Apparatus and
             Method for
             Mounting and     Asatourian, R K., et
             Stabilizing a            al.                           9/16/1996        96114824
             Hybrid  Focal
             Plane Array
-----------------------------------------------------------------------------------------------------------------------------------
   94E017    Sealed-Cavity
             Microstructre
             and
             Microbolometer   Fitzgibbons, E T., et                 7/10/1998        113,472          0         n/a        Filed
             and Associated           al.
             Fabrication
             Methods
-----------------------------------------------------------------------------------------------------------------------------------
 94E017A DIV Sealed-Cavity
             Microstructre
             and
             Microbolometer  Fitzgibbons, E T., et                  4/17/2001       09/836,785                             Filed
             and Associated           al.
             Fabrication
             Methods
-----------------------------------------------------------------------------------------------------------------------------------
  94E017 WO  Sealed-Cavity                                       PCT/US99/14818         5/30/1999                          Filed
             Microstructre
             and
             Microbolometer  Fitzgibbons, E T., et
             and Associated           al.
             Fabrication
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
 Case Number   IssDate   PatNumber  Allowance        Comments
                                      Date
---------------------------------------------------------------------
   90E034     9/1/1992    5143334    33702   Patent Abandoned -
                                             Expiration Date:
                                             09/01/96
---------------------------------------------------------------------
 90E034 EPO                                  Abandoned

---------------------------------------------------------------------
   91E031     6/7/1994   5,319,521   34317



---------------------------------------------------------------------
   93E008



---------------------------------------------------------------------
   94E012



---------------------------------------------------------------------
   94E015


             12/17/1996    5585624   35235


---------------------------------------------------------------------
 94E015 EPO




                                             Abandoned
---------------------------------------------------------------------
   94E017


              6/26/2001  6,252,229



---------------------------------------------------------------------
 94E017A DIV





                                             Pending
---------------------------------------------------------------------
  94E017 WO




                                             PCT Application
                                             Abandoned
---------------------------------------------------------------------

                               Annex to SCHEDULE A
  ASSIGNED INTELLECTUAL PROPERTY - PATENTS, Patent Applications and DISCLOSURES


----------------------------------------------------------------------------------------------------------------------------------
 Case Number      Title             Inventor        DateReceived     FilDate        ApplNumber   Reportable GovContract Disclosure
                                                                                                  Invention    Number     Status
----------------------------------------------------------------------------------------------------------------------------------
             Methods
----------------------------------------------------------------------------------------------------------------------------------
   94E039    Stabilized         Asatourian, R K.                    3/23/1995         409229                               Filed
             Hybrid Focal
             Plane Array
             Structure
----------------------------------------------------------------------------------------------------------------------------------
 94E039 EPO  Stabilized
             Hybrid Focal
             Plane Array        Asatourian, R K.                    9/13/1996        96114741                              Filed
             Structure
----------------------------------------------------------------------------------------------------------------------------------
   94SC055   Method of            Gergis, I S.                      11/13/1995        555668          0         n/a        Filed
             Making
             Suspended
             Microstructures
----------------------------------------------------------------------------------------------------------------------------------
 94SC055 AU  Method of            Gergis, I S.                      11/1/1996        70565/96                              Filed
             Making
             Suspended
             Microstructures
----------------------------------------------------------------------------------------------------------------------------------
 94SC055 CA  Method of
             Making
             Suspended            Gergis, I S.                      11/12/1996       2190077                               Filed
             Microstructures
----------------------------------------------------------------------------------------------------------------------------------
 94SC055 EPO Method of
             Making
             Suspended            Gergis, I S.                      10/16/1996       96115692                              Filed
             Microstructures
-----------------------------------------------------------------------------------------------------------------------------------
 94SC055 JP  Method of
             Making
             Suspended            Gergis, I S.                      11/12/1996     300344/1996                             Filed
             Microstructures
-----------------------------------------------------------------------------------------------------------------------------------
   95E005    Imbalanced         Asatourian, R K.     1/27/1995       6/7/1995         481000          0         n/a        Filed
             Composite Focal
             Plane Array
-----------------------------------------------------------------------------------------------------------------------------------
 95E005 CIP  Imbalanced         Asatourian, R K.                    6/24/1996         666076                               Filed
             Composite Focal
             Plane Array
-----------------------------------------------------------------------------------------------------------------------------------
 95E005 EPO  Imbalanced         Asatourian, R K.                    9/16/1996        96114825                              Filed
             Composite Focal
             Plane Array
-----------------------------------------------------------------------------------------------------------------------------------
   95E005    Imbalanced
   CIP/EPO   Composite Focal    Asatourian, R K.                    6/24/1997        97110303                              Filed
             Plane Array
-----------------------------------------------------------------------------------------------------------------------------------
   95E035    Vertical            D'Souza, A I.       4/17/1995                                        0         n/a       Closed
             Collecting
             Infrared
             Detectors
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
 Case Number   IssDate   PatNumber  Allowance        Comments
                                      Date
---------------------------------------------------------------------
   94E039     3/11/1997   5610389



---------------------------------------------------------------------
 94E039 EPO


                                             EPO Application Pending
---------------------------------------------------------------------
   94SC055    5/6/1997    5627112



---------------------------------------------------------------------
 94SC055 AU   5/25/2000   715673



---------------------------------------------------------------------
 94SC055 CA


                                             Canadian Appl Pending
---------------------------------------------------------------------
 94SC055 EPO


                                             EPO Appl Pending
---------------------------------------------------------------------
 94SC055 JP


                                             Japanese Appl Pending
---------------------------------------------------------------------
   95E005


----------------------------------------------------------------------
 95E005 CIP    2/3/1998    5714760


----------------------------------------------------------------------
 95E005 EPO                                   EPO Appl Pending


----------------------------------------------------------------------
   95E005
   CIP/EPO
                                              EPO CIP Appl Pending
----------------------------------------------------------------------
   95E035



----------------------------------------------------------------------

                               Annex to SCHEDULE A
  ASSIGNED INTELLECTUAL PROPERTY - PATENTS, Patent Applications and DISCLOSURES


------------------------------------------------------------------------------------------------------------------------------------
 Case Number      Title             Inventor        DateReceived     FilDate        ApplNumber   Reportable GovContract Disclosure
                                                                                                  Invention    Number     Status
------------------------------------------------------------------------------------------------------------------------------------
   95E130    Multi-Spectral
             IR Sensor Using
             Single Focal     Gubala, M B., et al.                                                                        Closed
             Plane Array
------------------------------------------------------------------------------------------------------------------------------------
   95SC082   Use of              DeWames, R E.       10/3/1995                                        0         n/a       Closed
             Manganate
             Perovskite
             Compounds as
             Bolometers
------------------------------------------------------------------------------------------------------------------------------------
   96E064    Integrated
             Thermo-Electric
             Cooler/Vacuum        Costa, R D.         7/8/1996                                        0         n/a       Closed
             Package
------------------------------------------------------------------------------------------------------------------------------------
   96SC010   Semiconductor
             Multi
             Heterojunction
             Thermal Detecto     Sullivan, G J.       2/2/1996                                        0         n/a       Closed
             Detectors and
             Focal Plane
             Arrays
------------------------------------------------------------------------------------------------------------------------------------
   97BN004   Micromechanical
             Heat Switch
             Integrated into
             Suspended            Gergis, I S.       5/13/1997                                        0         n/a       Closed
             Thermal
             Detectors
------------------------------------------------------------------------------------------------------------------------------------
   97BN014   Magnetron
             Sputtering of
             VOx for               Kobrin, P         10/6/1997                                        0         n/a        Open
             Infrared
             Microbolometers
------------------------------------------------------------------------------------------------------------------------------------
   97E008    MULTICOLOR
             FOCAL PLANE
             ARRAY USING     Stapelbroek, Maryn G.                   3/3/1999        262,143                               Filed
             MICROLENSES
------------------------------------------------------------------------------------------------------------------------------------
  97E008 WO  MULTICOLOR
             FOCAL PLANE
             ARRAY USING     Stapelbroek, Maryn G.                   3/3/2000     PCT/US00/05632
             MICROLENSES
------------------------------------------------------------------------------------------------------------------------------------
   98-235    An Optimized        Han, Chien-Jin      5/21/1998       6/7/1999       09/326,937                             Filed
             Pixel Structure
             for
             Microbolometer-B
             High-Performance
             Uncooled IR ased
             Focal Plane
             Array Devices
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
 Case Number   IssDate   PatNumber  Allowance        Comments
                                      Date
---------------------------------------------------------------------
   95E130                                    Case Number changed:
                                             C5E132 does not exist
                                             9 should be 95E130
                                             -
---------------------------------------------------------------------
   95SC082




---------------------------------------------------------------------
   96E064



---------------------------------------------------------------------
   96SC010






---------------------------------------------------------------------
   97BN004





---------------------------------------------------------------------
   97BN014




---------------------------------------------------------------------
   97E008

              5/22/2001  6,236,508  1/12/01

---------------------------------------------------------------------
  97E008 WO
                                               PCT Appl Pending


----------------------------------------------------------------------
   98-235







----------------------------------------------------------------------

                               Annex to SCHEDULE A
  ASSIGNED INTELLECTUAL PROPERTY - PATENTS, Patent Applications and DISCLOSURES


-----------------------------------------------------------------------------------------------------------------------------------
 Case Number      Title             Inventor        DateReceived     FilDate        ApplNumber   Reportable GovContract Disclosure
                                                                                                  Invention    Number     Status
-----------------------------------------------------------------------------------------------------------------------------------
             Devices
-----------------------------------------------------------------------------------------------------------------------------------
   99-261    Micro-Device
             Universal          Brood, Ronald L.     8/23/1999                                                            Closed
             Process Tray
-----------------------------------------------------------------------------------------------------------------------------------
   00-122    Novel Pixel       Ionescu, Adrian C.     4/4/2000                                                          Authorized
             Architecture
             For
             Microbolometer
             Uncooled IR
             Focal Plane
             Array Devices
-----------------------------------------------------------------------------------------------------------------------------------
   93E006    Integrated       Chiaverini, D J., et al.                                                                      Closed
             Single Chip
             Nuclear
             Hardened Focal
             Plane Readout
  98-235 WO  Pixel Structure
             Having a
             Bolometer with
             Spaced Apart
             Absorber and        Chien-Jin Han
             Transducer        E.T. Fitzgibbons.      5/21/98        5/16/98      PCT/US00/13431
             Layers and an
             Associated
             Fabrication
             Method
  99-495 US  Reference
             Bolometer and
             Associated         Ronald L. Brood       12/23/99       11/15/00       09/713,043
             Fabrication
             Methods


---------------------------------------------------------------------
 Case Number   IssDate   PatNumber  Allowance        Comments
                                      Date
---------------------------------------------------------------------
   99-261


---------------------------------------------------------------------
   00-122






---------------------------------------------------------------------
   93E006




  98-235 WO









  99-495 US





                                   SCHEDULE B
                         EXCLUSIVE INTELLECTUAL PROPERTY

1.    Patents & Invention Disclosures

            o As listed in the Annex to Schedule B Exclusive Intellectual Property - Patents, Patent Applications and Disclosures

2.    Trade Secrets

            o Trade Secrets relating to production of infrared products and infrared systems.
            o Trade Secrets embodied in the deliverable Software set forth on Schedule A.

3.    Software
            o     None

4.    Business Marks
            o     None

                               Annex to SCHEDULE B
 EXCLUSIVE INTELLECTUAL PROPERTY - PATENTS, Patent Applications and DISCLOSURES


----------------------------------------------------------------------------------------------------------------------------------
  CaseNumber             Title               Inventor    DateReceived   FilDate   ApplNumber  Reportable  GovContract Disclosure
                                                                                               Invention    Number      Status
----------------------------------------------------------------------------------------------------------------------------------
    R-7231    METHOD OF MAKING PLANAR                                  2/7/1983                                          Filed
              III-V COMPOUND DEVICE BY
              ION IMPLANTATION
----------------------------------------------------------------------------------------------------------------------------------
    R-7344    GaAs COMPLIMENTARY                                       1/16/1984                                         Filed
              ENHANCEMENTMODE JUNCTION
              FIELD EFFECT TRANSISTOR
              STRUCTURES AND
----------------------------------------------------------------------------------------------------------------------------------
    R-7465    OPTICAL SCANNING TRANSDUCER                              1/15/1987                                         Filed
----------------------------------------------------------------------------------------------------------------------------------
    R-7740    CIRCUIT BOARD SUPPORT DEVICE                             5/23/1988                                         Filed
----------------------------------------------------------------------------------------------------------------------------------
    R-7811    AN ELECTRO-OPTICAL CONTACT                               6/21/1993                                         Filed
              ASSEMBLY
----------------------------------------------------------------------------------------------------------------------------------
    R-8866    SIGHTING APPARATUS FOR      Gehris, James                2/20/1998    027,097                              Filed
              AIMING AN OPTICAL DEVICE      D., et al.
----------------------------------------------------------------------------------------------------------------------------------
    75R007    Two axes remote mirror mount Heinz, T A.                 6/28/1976    700,430                              Filed
----------------------------------------------------------------------------------------------------------------------------------
    86R052    Magnetic optics adaptive      Laeger, H                  8/21/1989    396,192                              Filed
              technique
----------------------------------------------------------------------------------------------------------------------------------
    92E068    Cryogenic Infrared Scenary   Adachi, I P.    8/5/1992                                                     Closed
              Simulation Device
----------------------------------------------------------------------------------------------------------------------------------
    92E097    Novel Method of                Sheeks,      10/30/1992                                                    Closed
              Descriminating Infrared       Oliver P.
              Color Band in Targets in
              Gamma Field Using Faceted
              Filters
----------------------------------------------------------------------------------------------------------------------------------
    98-316    Temperature Compensated        Howard,      7/15/1998    3/3/2000   09/518,344                             Filed
              Response and Offset           Philip E.
              Correction (TECOMP)
----------------------------------------------------------------------------------------------------------------------------------
  98-316 EPO  Temperature Compensated        Howard,                   2/16/2001  01200553.4                             Filed
              Response and Offset           Philip E.
              Correction (TECOMP)
----------------------------------------------------------------------------------------------------------------------------------
  98-316 JP   Temperature Compensated        Howard,                   3/2/2001   058540/2001                            Filed
              Response and Offset           Philip E.
              Correction (TECOMP)
----------------------------------------------------------------------------------------------------------------------------------
    99-238    Solid Cryogenic Optical      Dadson, Carl    5/3/1999    8/11/2000  09/637,383      -1     F04701-96-C-    Filed
              Filter                            F.                                                          0044
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------
  CaseNumber   IssDate   PatNumber  Allowance         Comments
                                       Date
------------------------------------------------------------------------
    R-7231     6/5/1984  4,452,646


------------------------------------------------------------------------
    R-7344     2/4/1986  4,568,957



------------------------------------------------------------------------
    R-7465     7/5/1988  4,755,731
------------------------------------------------------------------------
    R-7740     ########  4,948,108
------------------------------------------------------------------------
    R-7811     9/5/1995  5,448,676

------------------------------------------------------------------------
    R-8866     ########  6,122,102  5/10/2000

------------------------------------------------------------------------
    75R007     ########  4,060,314
------------------------------------------------------------------------
    86R052     ########  4,962,309

------------------------------------------------------------------------
    92E068

------------------------------------------------------------------------
    92E097




-----------------------------------------------------------------------
    98-316


-----------------------------------------------------------------------
  98-316 EPO                                   EPO Appl Pending


-----------------------------------------------------------------------
  98-316 JP                                    Japanese Appl Pending


-----------------------------------------------------------------------
    99-238

-----------------------------------------------------------------------

                                   SCHEDULE C
                       NON-EXCLUSIVE INTELLECTUAL PROPERTY

1.    Patents & Invention Disclosures
            o As listed in the Annex to Schedule C Non-Exclusive Intellectual Property - Patents, Patent Applications and Disclosures

2.    Trade Secrets

            o Trade Secrets in use, or held for use, by the Business at the Closing Date relating to:
                    |X| General Engineering processes
                    |X| General Material processes
                    |X| General Manufacturing processes
                    |X| General Business processes

3.    Business Marks
            o     None

4.    Licensed Marks
            o     The Boeing logo and name
            o     The McDonnell Douglas logo and name

5.    Software
            o Any Software other than Software set forth in Schedule A in use by the Business as of the Closing Date to the extent such Software is owned by the Seller or the Seller's Affiliates..

                               Annex to SCHEDULE C
       NON-EXCLUSIVE INTELLECTUAL PROPERTY - PATENTS, Patent Applications
                                and DISCLOSURES


-----------------------------------------------------------------------------------------------------------------------------
 CaseNumber          Title               Inventor         Date     File Date   ApplNumber Reportable Gov Contract Disclosure
                                                        Received                           Invention     Number     Status
-----------------------------------------------------------------------------------------------------------------------------
  A89-066   Single Platform          Wiley, Edward R.    6/6/1989                               0                    Closed
            Passive Tracking Method
-----------------------------------------------------------------------------------------------------------------------------
   00-260   Dual Line-Scanned
            Focal Plane For Phase       Dolne, Jean     6/24/2000                                                     Open
            Diversity-Aided Imaging
-----------------------------------------------------------------------------------------------------------------------------
 D&SG-0855  Method and Apparatus
            for Determining
            Infrared Signature of    Jensen, David G.                                           0                     Open
            Objects
-----------------------------------------------------------------------------------------------------------------------------
   R-7207   OPTICAL GRADING
            DEMODULATOR AND SENSOR                                6/13/1983                                           Filed
            SYSTEM
-----------------------------------------------------------------------------------------------------------------------------
   R-8266   Digital Image System                                   4/5/1995    08/417,647                             Filed
            and Method for
            Determining Surface
            Reflective and
            Refractive
            Characteristics of
            Objects
-----------------------------------------------------------------------------------------------------------------------------
   R-8355   Process for Protecting
            Optical Properties of
            a Thermal Central                                      7/8/1997    08/889,548                             Filed
            Coating
-----------------------------------------------------------------------------------------------------------------------------
R-8355A CPA Process for Protecting
            Optical Properties of                                 4/28/1995
            a Thermal Central                                                  08/431,688                             Filed
            Coating
-----------------------------------------------------------------------------------------------------------------------------
   00-425   Method and apparatus
            for determining the
            optical efficiency of
            secondary optics
-----------------------------------------------------------------------------------------------------------------------------
  D91-028   Automatic Deployment,   Grenier, Francis E. 2/15/1991                               0                    Closed
            Damping and Passive
            Tracking Array
-----------------------------------------------------------------------------------------------------------------------------
  D91-046   Clutter Suppression in
            Scanning Infrared      Norsworthy, Dr, Keit  3/4/1991                               0                    Closed
            Sensors
-----------------------------------------------------------------------------------------------------------------------------
   R-8171   Chemical Resistance                                   10/29/1990   08/604,877       -1      NAS9-18200    Filed
            Coatings
-----------------------------------------------------------------------------------------------------------------------------
  R-8171A   Chemical Resistance                                   10/29/1990   08/604,208                             Filed
            Coatings
-----------------------------------------------------------------------------------------------------------------------------
   R-8653   Infrared Reflective,         Mckee, M                 10/28/1996   60/029,272                             Filed
            Rf Coatings
-----------------------------------------------------------------------------------------------------------------------------
   70-393   Passivation of Silicon                                                                                   Unknown
            Electronic Devices By
            Low-Temperature Plasma
            Oxidation
-----------------------------------------------------------------------------------------------------------------------------
   70-405   Externally Modulated                                                                                     Unknown
            Infrared Jammer
-----------------------------------------------------------------------------------------------------------------------------
   72-108   Infrared
            Countermeasure Optical                                                                                   Unknown
            Modulator
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
 CaseNumber Issue Date   Patent   Allowance            Comments
                         Number     Date
--------------------------------------------------------------------------
  A89-066

--------------------------------------------------------------------------
   00-260


--------------------------------------------------------------------------
 D&SG-0855



--------------------------------------------------------------------------
   R-7207
             5/26/1987   4,668,093

--------------------------------------------------------------------------
   R-8266   12/19/1995   5,477,332






--------------------------------------------------------------------------
   R-8355

             3/23/1999   5,885,658

--------------------------------------------------------------------------
R-8355A CPA


                                         CPA Appl Pending
--------------------------------------------------------------------------
   00-425



--------------------------------------------------------------------------
  D91-028


--------------------------------------------------------------------------
  D91-046


--------------------------------------------------------------------------
   R-8171    1/12/1999 5,858,468

--------------------------------------------------------------------------
  R-8171A    3/5/1996  5,496,784

--------------------------------------------------------------------------
   R-8653
                                          Abandoned Case
--------------------------------------------------------------------------
   70-393



--------------------------------------------------------------------------
   70-405

--------------------------------------------------------------------------
   72-108


--------------------------------------------------------------------------

                               Annex to SCHEDULE C
       NON-EXCLUSIVE INTELLECTUAL PROPERTY - PATENTS, Patent Applications
                                and DISCLOSURES


-----------------------------------------------------------------------------------------------------------------------------
 CaseNumber          Title               Inventor         Date     File Date   ApplNumber Reportable Gov Contract Disclosure
                                                        Received                           Invention     Number     Status
-----------------------------------------------------------------------------------------------------------------------------
   73-141   Infrared
            Countermeasure Optical                                                                                   Unknown
            Modulator
-----------------------------------------------------------------------------------------------------------------------------
   82-181   On-Board Defense       Coggeshall, Randy L. 5/26/1982                               0                    Closed
            System Against
            Infrared Guided
            Anti-Aircraft Missiles
-----------------------------------------------------------------------------------------------------------------------------
   86-031   Improved Takeoff and   Shields, Randolph C. 2/19/1986                               0                    Closed
            Landing Visibility
            Through Infrared
            Imagery
-----------------------------------------------------------------------------------------------------------------------------
   90R103   INFRARED COUNTER          Sliney Jr, J G.   6/15/1990                               0           *        Closed
            MEASURE (IRCM)
            ENHANCED INTERCEPTOR
-----------------------------------------------------------------------------------------------------------------------------
   92L065   ELECTRO-OPTICAL
            INFRARED (IR) SENSOR                        10/8/1992
            SYSTEM - LOW              Herzberg, J S.                                                                 Closed
            OBSERVABLE INSTALLATION
-----------------------------------------------------------------------------------------------------------------------------
   93L050   INFRARED REFERENCE        Schoenlau, W T.   6/30/1993                                                    Closed
            INSPECTION STANDARD
            (IRIS)
-----------------------------------------------------------------------------------------------------------------------------
   95E092   Modification of Fire   Castle, K.R., Davis,           9/25/1995     533,801                               Filed
            Detection Optics          John E., et al.
            Concept
-----------------------------------------------------------------------------------------------------------------------------
   95E103   Staring Sensor              Davis, J.E.                9/6/1994     300,763                               Filed
-----------------------------------------------------------------------------------------------------------------------------
   95E109   Electro-optical sensor   Creekmore, Vernon             9/2/1994     300,246                               Filed
            system for use in       R., Davis, John E.
            observing objects
-----------------------------------------------------------------------------------------------------------------------------
   98-362   Thermal Deposition of      Santha, Imre      8/5/1998                                                    Closed
            Titanium (Ti), Nickel
            (Ni), Gold (Au) and
            Indium (In) for High
            Density and High
            Aspect Ratio Pattern
            Delineation of Focal
            Plane Arrays (FPA), in
            Sequential Form
-----------------------------------------------------------------------------------------------------------------------------
   00-019   High Temperature          Safai, Morteza    1/21/2000                                                    Closed
            Remote Infrared Sensor
-----------------------------------------------------------------------------------------------------------------------------
  BW87-30   Flir (Forward Looking
            Infrared)/Laser
            Boresight Tester           Lay, Henry P.    8/24/1987  2/4/1988    07 152,401       0                     Filed
            (F/Lbt)
-----------------------------------------------------------------------------------------------------------------------------
  D91-059   Silicon Sputtering of  Doscher-Good, Patris 3/21/1991                               0                    Closed
            Organic Films To
            Improve Atomic Oxygen
            Resistance
-----------------------------------------------------------------------------------------------------------------------------
   R-7991   INTEGRATED CIRCUIT                                    7/30/1990                                           Filed
            CHIP INTERCONNECT
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
 CaseNumber Issue Date   Patent   Allowance            Comments
                         Number     Date
--------------------------------------------------------------------------
   73-141


--------------------------------------------------------------------------
   82-181



--------------------------------------------------------------------------
   86-031



--------------------------------------------------------------------------
   90R103


--------------------------------------------------------------------------
   92L065



--------------------------------------------------------------------------
   93L050


--------------------------------------------------------------------------
   95E092   11/24/1998 5,841,589


--------------------------------------------------------------------------
   95E103    3/26/1996  5502309
--------------------------------------------------------------------------
   95E109    7/9/1996  5,534,697 3/4/1996


--------------------------------------------------------------------------
   98-362








--------------------------------------------------------------------------
   00-019

--------------------------------------------------------------------------
  BW87-30

             4/17/1990   4,917,490
                                          Abandoned Case
--------------------------------------------------------------------------
  D91-059



--------------------------------------------------------------------------
   R-7991   10/29/1991   5,061,988        Abandoned Case

--------------------------------------------------------------------------

                               Annex to SCHEDULE C
       NON-EXCLUSIVE INTELLECTUAL PROPERTY - PATENTS, Patent Applications
                                and DISCLOSURES


-----------------------------------------------------------------------------------------------------------------------------
 CaseNumber          Title               Inventor         Date     File Date   ApplNumber Reportable Gov Contract Disclosure
                                                        Received                           Invention     Number     Status
-----------------------------------------------------------------------------------------------------------------------------
   R-8366   High Temperature                                      10/28/1997   08/958,224                             Filed
            Resistive Films and
            Cards of Selectable
            Resistivity and Method
            of Making Same
-----------------------------------------------------------------------------------------------------------------------------
R-8366A DIV High Temperature                                      4/13/1999    09/298,818                             Filed
            Resistive Films and
            Cards of Selectable
            Resistivity and Method
            of Making Same
-----------------------------------------------------------------------------------------------------------------------------
   R-8475   Substrates and Method                                 12/11/1995   08/570,634                             Filed
            for Laser Marking Same
-----------------------------------------------------------------------------------------------------------------------------
   R-8712   Digital Frequency                                     10/28/1997   08/957,915                             Filed
            Measurement
-----------------------------------------------------------------------------------------------------------------------------
   63-047   Prevention of Silicon      Jung, Charles              11/18/1964   04 411,972       0     AF04(657)7132   Open
            Caking in High
            Temperature
            Fluidization Process
-----------------------------------------------------------------------------------------------------------------------------
   63-441   Long-Path Infrared       Palmer, Thomas Y.  8/27/1963 6/10/1964    04 374,063       0                     Open
            Refractometer and Gas
            Sampler
-----------------------------------------------------------------------------------------------------------------------------
   70-064   Chemical Interaction                                                                                     Unknown
            Between Fluorocarbon
            Polymers and Silicones
-----------------------------------------------------------------------------------------------------------------------------
   75-048   Infrared Radiant Heat                                                                                   Authorized
            Gun
-----------------------------------------------------------------------------------------------------------------------------
   77R016   A METHOD FOR              Carpenter, H W.   3/15/1977 8/16/1978    05/934,113       0                     Filed
            PRESSURELESS SINTERING
            SILICON BASED CERAMICS
-----------------------------------------------------------------------------------------------------------------------------
77R016A DIV A METHOD FOR              Carpenter, H W.             2/21/1979    06/013,103                             Filed
            PRESSURELESS SINTERING
            SILICON BASED CERAMICS
-----------------------------------------------------------------------------------------------------------------------------
77R016A DIV A METHOD FOR
            PRESSURELESS SINTERING    Carpenter, H W.             2/21/1979    06/013,497                             Filed
            SILICON BASED CERAMICS
-----------------------------------------------------------------------------------------------------------------------------
   80-010   Infrared Boe-Gun Hand     Hill, Ricky C.    1/16/1980                               0                    Closed
            Held & Bench Type
-----------------------------------------------------------------------------------------------------------------------------
   82-352   A Method of Coloring    Lechner, Robert D.  12/7/1982                               0                    Closed
            Cured Silicone Rubbers
-----------------------------------------------------------------------------------------------------------------------------
   86R074   AGE TOUGHENED SILICON
            NITRIDE/ZIRCONIA        Lange, Frederick F. 9/26/1986                               0           *        Closed
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
 CaseNumber  Issue Date   Patent   Allowance            Comments
                          Number     Date
---------------------------------------------------------------------------
   R-8366




---------------------------------------------------------------------------
R-8366A DIV                                Divisional Appl Pending




---------------------------------------------------------------------------
   R-8475    12/29/1998 5,853,955

---------------------------------------------------------------------------
   R-8712    2/15/2000 6,026,418 9/8/1999

--------------------------------------------------------------------------
   63-047   12/31/1968 3,419,416



--------------------------------------------------------------------------
   63-441    1/16/1968 3,364,351


--------------------------------------------------------------------------
   70-064


--------------------------------------------------------------------------
   75-048

--------------------------------------------------------------------------
   77R016    6/24/1980 4,209,478          Patent Expired: 8/16/98


--------------------------------------------------------------------------
77R016A DIV                               Abandoned Case


--------------------------------------------------------------------------
77R016A DIV
                                          Abandoned Case

--------------------------------------------------------------------------
   80-010

--------------------------------------------------------------------------
   82-352

--------------------------------------------------------------------------
   86R074


--------------------------------------------------------------------------

                               Annex to SCHEDULE C
       NON-EXCLUSIVE INTELLECTUAL PROPERTY - PATENTS, Patent Applications
                                and DISCLOSURES


-----------------------------------------------------------------------------------------------------------------------------
 CaseNumber          Title               Inventor         Date     File Date   ApplNumber Reportable Gov Contract Disclosure
                                                        Received                           Invention     Number     Status
-----------------------------------------------------------------------------------------------------------------------------
            COMPOSITES
-----------------------------------------------------------------------------------------------------------------------------
   88E003   Silicone Rubber            Edwards, P N.    10/14/1987                              0          n/a       Closed
            Sealant Materials for
            Use Below -25 Degrees
            Centigrade
-----------------------------------------------------------------------------------------------------------------------------
   88E073   Resistive Planar Star       Trinh, T N.     12/11/1988 4/2/1991     679,400         0          n/a        Filed
            Double-balanced Mixer
-----------------------------------------------------------------------------------------------------------------------------
  93ST023   OPTICAL-THERMAL,
            INFRARED-RADIATION        Nguyen, Bich N.   3/10/1993                               0           *        Closed
            HEATING SYSTEM
-----------------------------------------------------------------------------------------------------------------------------
   96-024   Forward Looking             Andrew, Jim     1/23/1996                               -1    N00019-93-C-   Closed
            Infrared Technology                                                                           000
            Insertion for the V-22
-----------------------------------------------------------------------------------------------------------------------------
   96-090   Minimum Impact           Ladd, Michael M.   4/17/1996 7/22/1997    08 943,972       -1          *         Filed
            Infrared Control System
-----------------------------------------------------------------------------------------------------------------------------
  96ST013   METHOD FOR                 Roxby, Don L.     4/1/1996                               0           *        Closed
            CAPTURING/DECODING
            MACHINE-READABLE
            SYMBOLS USING INFRARED
            (THERMAL) IMAGING
            TECHNOLOGY
-----------------------------------------------------------------------------------------------------------------------------
   97-264   Fiber Optic             Garriss, Gregory M. 12/15/1997                              0                     Open
            Mid-Infrared FT-IR
            Spectroscopy Grazing
            Angle Surface Analysis
            Probe
----------------------------------------------------------------------------------------------------------------------------
  97ST017   METHOD OF SUBPIXEL
            RESOLUTION CREATION                         11/13/1996
            USING EXISTING FOCAL       Beauregard, J                                            0           *         Open
            PLANE STRUCTURES
----------------------------------------------------------------------------------------------------------------------------
   99-130   Flying Infrared for       Guell, Jeff J.     5/4/1999 6/30/1999    60/141,922                             Filed
            Low-level Operations
            (FLILO)
----------------------------------------------------------------------------------------------------------------------------
   99-130   Flying Infrared for       Guell, Jeff J.              6/30/2000    09/608,234                             Filed
            Low-level Operations
            (FLILO)
----------------------------------------------------------------------------------------------------------------------------
  A83-065   Infrared Image           Kenyon, Bruce A.   4/11/1983 4/16/1985    06/723,815       0                     Filed
            Projection System
----------------------------------------------------------------------------------------------------------------------------
  A83-069   Silicon Nitride         Verzemnieks, Juris  4/25/1993 8/20/1986    06/898,071       -1    F33615-79-C-    Open
            Articles With                                                                                1836
            Controlled
            Multi-Density Regions
----------------------------------------------------------------------------------------------------------------------------
  A84-021   Passive Optical and       Gulacsik, Chris   2/17/1984                               0                    Closed
            Infrared Scanner
----------------------------------------------------------------------------------------------------------------------------
  A84-092   Infrared Target
            Holographic Projection   Gilmer, Ernest V.   8/7/1984                               0                    Closed
            System
----------------------------------------------------------------------------------------------------------------------------
  A85-001   Step/Slow-Scan         Norsworthy, Dr, Keit  1/2/1985 12/30/1986   06/947,858       0                     Filed
            Infrared Sensor
----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
 CaseNumber  Issue Date   Patent   Allowance            Comments
                          Number     Date
---------------------------------------------------------------------------
   88E003



---------------------------------------------------------------------------
   88E073    11/23/1993 5,265,266 3/18/1993

---------------------------------------------------------------------------
  93ST023


---------------------------------------------------------------------------
   96-024


---------------------------------------------------------------------------
   96-090

---------------------------------------------------------------------------
  96ST013





---------------------------------------------------------------------------
   97-264




--------------------------------------------------------------------------
  97ST017



--------------------------------------------------------------------------
   99-130                                 Provisional Application
                                          Abandoned in Favor of Utility
--------------------------------------------------------------------------
   99-130                                 Appl Pending


--------------------------------------------------------------------------
  A83-065    9/26/2000 6,123,288 5/23/2000

--------------------------------------------------------------------------
  A83-069    4/7/1992  5,103,239 4/7/1992 Patent Expired: 04/07/96



--------------------------------------------------------------------------
  A84-021

--------------------------------------------------------------------------
  A84-092


--------------------------------------------------------------------------
  A85-001    8/30/1988 4,767,937

--------------------------------------------------------------------------

                               Annex to SCHEDULE C
       NON-EXCLUSIVE INTELLECTUAL PROPERTY - PATENTS, Patent Applications
                                and DISCLOSURES


-----------------------------------------------------------------------------------------------------------------------------
 CaseNumber          Title               Inventor         Date     File Date   ApplNumber Reportable Gov Contract Disclosure
                                                        Received                           Invention     Number     Status
-----------------------------------------------------------------------------------------------------------------------------
  A87-021   Silicon Infrared         Plaag, Robert E.   3/13/1987                               0                    Closed
            Optical Gate
-----------------------------------------------------------------------------------------------------------------------------
  A87-118   Simulated Blackbody
            for Infrared Scene        Park, Ernest D.   11/25/1987                              0                    Closed
            Generation
-----------------------------------------------------------------------------------------------------------------------------
  A90-045   Spike-Noise
            Suppression in           Walmsley, Charles  3/20/1990                               0                    Closed
            Infrared Sensors
-----------------------------------------------------------------------------------------------------------------------------
  A90-097   Infrared Target Board    Jones, C. Stanley  8/10/1990                               0                    Closed
-----------------------------------------------------------------------------------------------------------------------------
  BW86-55   Sensitive Element for     Wode, Melvin G.  11/24/1986 4/21/1988    07/184,190       0                     Open
            an Infrared
            Photocathode
-----------------------------------------------------------------------------------------------------------------------------
 D&SG-0458  Infrared Energy         Inglee, Clinton F.            9/22/1982    06/420,167       0                     Filed
            Detection Device
-----------------------------------------------------------------------------------------------------------------------------
 D&SG-0461  Infrared Radiation
            Filter Lens for        van Winkle, George W                                         0                     Open
            Aircraft Lights
-----------------------------------------------------------------------------------------------------------------------------
 D&SG-0562  Hybrid Semi-Strapdown    Pinson, George T.                                          0                    Closed
            Infrared Seeker
-----------------------------------------------------------------------------------------------------------------------------
 D&SG-0905  Infrared Converter        Wode, Melvin G.                                           0                     Open
-----------------------------------------------------------------------------------------------------------------------------
 D&SG-0905  Infrared Converter      Reinhold, Ralph R.                                          0                     Open
-----------------------------------------------------------------------------------------------------------------------------
 D&SG-0945  Method and Apparatus     Pinson, George T.                                          0                    Closed
            for Covertly Viewing a
            Target Using Infrared
            Radiation
-----------------------------------------------------------------------------------------------------------------------------
  D91-173   Variably Emissive       Kosnik, Kenneth G.  10/21/1991                              0                    Closed
            Surfaces That Are
            Infrared Band Selective
-----------------------------------------------------------------------------------------------------------------------------
  D91-194   The Use of a Low          Avery, James E.   12/4/1991 2/25/1992    07/840,509       0                     Filed
            Bandgap Infrared
            Sensitive Solar Cell
            as a Bypass Diode in a
            Voltage Matched Tandem
            Cell Circuit
-----------------------------------------------------------------------------------------------------------------------------
  D91-194A  The Use of a Low
    CIP     Bandgap Infrared                                      7/26/1993
            Sensitive Solar Cell
            as a Bypass Diode in a    Avery, James E.                          08/097,353                             Filed
            Voltage Matched Tandem
            Cell Circuit
-----------------------------------------------------------------------------------------------------------------------------
  D93-042   Antenna-Coupled               Li, Kin        4/9/1993                               0                    Closed
            Detector Array for
            Infrared Imaging
            Application
-----------------------------------------------------------------------------------------------------------------------------
  E87-042   Stocastic Focal Plane  Norsworthy, Dr, Keit  7/7/1987 2/23/1988    07/159,538       0                     Filed
-----------------------------------------------------------------------------------------------------------------------------
  E88-007   A Novel Method of       Tanielian, Minas H. 1/15/1987 11/26/1990   07/618,056       0                     Filed
            Forming Feedthroughs
            for Electrical and/Or
            Thermal Conduction
            Between the Front and
            Back of Silicon Wafer
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
 CaseNumber  Issue Date   Patent   Allowance            Comments
                          Number     Date
---------------------------------------------------------------------------
  A87-021

---------------------------------------------------------------------------
  A87-118


---------------------------------------------------------------------------
  A90-045


---------------------------------------------------------------------------
  A90-097
---------------------------------------------------------------------------
  BW86-55     4/3/1990  4,914,296          Abandoned Case - Expired


---------------------------------------------------------------------------
 D&SG-0458    11/6/1984 4,481,417

---------------------------------------------------------------------------
 D&SG-0461


---------------------------------------------------------------------------
 D&SG-0562

---------------------------------------------------------------------------
 D&SG-0905                                 Listed Twice (see below)
---------------------------------------------------------------------------
 D&SG-0905                                               ***
---------------------------------------------------------------------------
 D&SG-0945



---------------------------------------------------------------------------
  D91-173


---------------------------------------------------------------------------
  D91-194     9/28/1993 5,248,346





---------------------------------------------------------------------------
  D91-194A
    CIP

              2/14/1995 5,389,158


---------------------------------------------------------------------------
  D93-042



---------------------------------------------------------------------------
  E87-042    10/17/1995 5,459,319 7/21/1994
---------------------------------------------------------------------------
  E88-007    11/24/1992 5,166,097





---------------------------------------------------------------------------

                               Annex to SCHEDULE C
       NON-EXCLUSIVE INTELLECTUAL PROPERTY - PATENTS, Patent Applications
                                and DISCLOSURES


-----------------------------------------------------------------------------------------------------------------------------
 CaseNumber          Title               Inventor         Date     File Date   ApplNumber Reportable Gov Contract Disclosure
                                                        Received                           Invention     Number     Status
-----------------------------------------------------------------------------------------------------------------------------
            Conduction Between the
            Front and Back of
            Silicon Wafer
-----------------------------------------------------------------------------------------------------------------------------
  E88-007A  A Novel Method of
    DIV     Forming Feedthroughs
            for Electrical and/Or
            Thermal Conduction      Tanielian, Minas H.           11/20/1992   07/979.297                             Filed
            Between the Front and
            Back of Silicon Wafer
-----------------------------------------------------------------------------------------------------------------------------
  E88-007B  A Novel Method of       Tanielian, Minas H.           10/18/1994   08/325,548                             Filed
    FWC     Forming Feedthroughs
            for Electrical and/Or
            Thermal Conduction
            Between the Front and
            Back of Silicon Wafer
-----------------------------------------------------------------------------------------------------------------------------
  E89-009   A Coaxial Dual Mode      Vacanti, David C.   3/8/1989 12/11/1991   07/804,720       0                     Open
            Antenna System for
            Infrared and
-----------------------------------------------------------------------------------------------------------------------------
   H-379    High Responsivity
            Thermochronic Infrared   Morris, Henry B.             10/3/1997    08/949,325                             Filed
            Detector
-----------------------------------------------------------------------------------------------------------------------------
   H-379A   High Responsivity        Morris, Henry B.             2/24/1999    09/256,198                             Filed
    DIV     Thermochronic Infrared
            Detector
-----------------------------------------------------------------------------------------------------------------------------
 H-379 PCT  High Responsivity        Morris, Henry B.             10/2/1998  PCT/US98/20844                           Filed
            Thermochronic Infrared
            Detector
-----------------------------------------------------------------------------------------------------------------------------
   R-3084   "Interferometer for                                                                                      Unknown
            Measuring Frequency
            Separation of Lasers"
            & "Chirped Synthetic
            Wavelength Radar"
-----------------------------------------------------------------------------------------------------------------------------
   R-3117   Coordinate Measuring                                                                                     Unknown
            Instrument
-----------------------------------------------------------------------------------------------------------------------------
   R-7050   SURFACE HOLD DOWN                                     3/15/1982                                           Filed
            MECHANISM
-----------------------------------------------------------------------------------------------------------------------------
   R-7338   ANALOG TO DIGITAL                                     10/28/1985                                          Filed
            CONVERSION
-----------------------------------------------------------------------------------------------------------------------------
   R-7539   DIGITAL SYNCHRONOUS                                   12/30/1988                                          Filed
            DETECTOR SAMPLING
-----------------------------------------------------------------------------------------------------------------------------
   R-7783   Transient Waveform                                    3/15/1988    07/168,448                             Filed
            Generator
-----------------------------------------------------------------------------------------------------------------------------
   R-7869   Wavelength Shift
            Switch and Sensing                                    10/17/1988   07/258,557                             Filed
            System
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
 CaseNumber  Issue Date   Patent   Allowance            Comments
                          Number     Date
---------------------------------------------------------------------------
  E88-007A
    DIV



                                            Divisional Abandoned
---------------------------------------------------------------------------
  E88-007B    4/23/1996 5,510,655 7/20/1995 File Wrapper Continuation
    FWC




---------------------------------------------------------------------------
  E89-009     3/29/1994 5,298,909 10/19/1993


---------------------------------------------------------------------------
   H-379
               5/4/1999 5,900,799

---------------------------------------------------------------------------
   H-379A     9/19/2000 6,121,618 5/16/2000
    DIV

---------------------------------------------------------------------------
 H-379 PCT                                   PCT Case Abandoned


---------------------------------------------------------------------------
   R-3084




---------------------------------------------------------------------------
   R-3117

---------------------------------------------------------------------------
   R-7050     2/12/1985 4,498,647

---------------------------------------------------------------------------
   R-7338     5/12/1987 4,665,382
                                           Abandoned Case: Expired
---------------------------------------------------------------------------
   R-7539     2/19/1991 4,994,991

---------------------------------------------------------------------------
   R-7783     6/6/1989  4,837,525
                                           Abandoned Case
---------------------------------------------------------------------------
   R-7869
              4/24/1990 4,919,512

---------------------------------------------------------------------------

                               Annex to SCHEDULE C
       NON-EXCLUSIVE INTELLECTUAL PROPERTY - PATENTS, Patent Applications
                                and DISCLOSURES


-----------------------------------------------------------------------------------------------------------------------------
 CaseNumber          Title               Inventor         Date     File Date   ApplNumber Reportable Gov Contract Disclosure
                                                        Received                           Invention     Number     Status
-----------------------------------------------------------------------------------------------------------------------------
   R-7983   Isothermal Panel and                                  5/11/1988    07/192,610                             Filed
            Plenum
-----------------------------------------------------------------------------------------------------------------------------
   R-8215   PROCESS FOR PRODUCING                                  5/1/1992                     -1      NAS9-18200    Filed
            A HIGH EMITTANCE
            COATING AND RESULTING
            ARTICLE
-----------------------------------------------------------------------------------------------------------------------------
   R-8238   HIGH EMITTANCE, LOW                                   5/26/1992                     -1      NAS9-18200    Filed
            ABSORPTANCE COATINGS
-----------------------------------------------------------------------------------------------------------------------------
   R-8311   Adaptive Infrared          Howard, B. M.              9/23/1996    08/717,758                             Filed
            Modulator
-----------------------------------------------------------------------------------------------------------------------------
 R-8311 WO  Adaptive Infrared          Howard, B. M.              9/18/1997  PCT/US97/15904                           Filed
            Modulator
-----------------------------------------------------------------------------------------------------------------------------
R-8355A CON Process for Protecting                                 7/8/1997    08/889,548                             Filed
            Optical Properties of
            Thermal Central
            Coating


-----------------------------------------------------------------------------------------------------------------------------
R-8355A CPA Process for Protecting                                4/28/1995    08/431/688                             Filed
            Optical Properties of
            a Thermal Central
            Coating
-----------------------------------------------------------------------------------------------------------------------------
   R-8357   METHOD AND SYSTEM FOR                                 12/24/1991    813,872                               Filed
            REMOVING A COATING
            FROM A SUBSTRATE USING
            RADIANT ENERGY AND A
            PARTI
-----------------------------------------------------------------------------------------------------------------------------
   R-8368   Ultra-Stabel Gain                                     12/28/1995   08/581,322                             Filed
            Circuit
-----------------------------------------------------------------------------------------------------------------------------
   R-8404   Articles with Stable
            Coatings having                                       4/25/1994    08/232,627                             Filed
            Tailorable Optical
            Properties
-----------------------------------------------------------------------------------------------------------------------------
   R-8505   Light Weight Reflector                                7/12/1994    08/273,786                             Filed
            Facet
-----------------------------------------------------------------------------------------------------------------------------
R-8505A FWC Light Weight Reflector                                1/21/1997    08/786,146                             Filed
            Facet
-----------------------------------------------------------------------------------------------------------------------------
R-8505B DIV Light Weight Reflector                                 5/1/1998    09/071,338                             Filed
            Facet
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
 CaseNumber Issue Date   Patent   Allowance            Comments
                         Number     Date
--------------------------------------------------------------------------
   R-7983    1/30/1990 4,896,719

--------------------------------------------------------------------------
   R-8215    6/8/1993  5,217,600



--------------------------------------------------------------------------
   R-8238    3/22/1994 5,296,285

--------------------------------------------------------------------------
   R-8311    6/30/1998 5,774,255

--------------------------------------------------------------------------
 R-8311 WO                                PCT Abandoned

--------------------------------------------------------------------------
R-8355A CON  3/23/1999 5,885,658          Continuation of Divisional
                                          08/653,775 - Abandoned
                                          5/28/96, which is a division
                                          of 08/431,688, which is a
                                          continuation of 07/927,002,
                                          abandoned.
---------------------------------------------------------------------------
R-8355A CPA                                Continuation of 07/927,002
                                           filed 8/10/92 which is
                                           Abandoned. CPA Pending.

---------------------------------------------------------------------------
   R-8357     7/12/1994 5,328,517




---------------------------------------------------------------------------
   R-8368     7/22/1997 5,650,748

---------------------------------------------------------------------------
   R-8404



---------------------------------------------------------------------------
   R-8505
                                           Abandoned Case
---------------------------------------------------------------------------
R-8505A FWC   5/12/1998 5,751,503          File Wrapper Continuation
                                           Granted
---------------------------------------------------------------------------
R-8505B DIV   9/21/1999 5,956,191
                                           Divisional Granted
---------------------------------------------------------------------------

                               Annex to SCHEDULE C
       NON-EXCLUSIVE INTELLECTUAL PROPERTY - PATENTS, Patent Applications
                                and DISCLOSURES


-----------------------------------------------------------------------------------------------------------------------------
 CaseNumber          Title               Inventor         Date     File Date   ApplNumber Reportable Gov Contract Disclosure
                                                        Received                           Invention     Number     Status
-----------------------------------------------------------------------------------------------------------------------------
   R-8513   Multilayer Radome                                     2/16/1996    08/602,900                             Filed
            Structure And Its
            Fabrication
-----------------------------------------------------------------------------------------------------------------------------
R-8513A DIV Multilayer Radome                                     7/15/1997    08/893,208                             Filed
            Structure And Its
            Fabrication
-----------------------------------------------------------------------------------------------------------------------------
 R-8513 WO  Multilayer Radome
            Structure And Its                                     2/16/1996    US97/02272                             Filed
            Fabrication
-----------------------------------------------------------------------------------------------------------------------------
   R-8561   RFI Suppression                                       8/10/1994    08/288,373                             Filed
            Circuit and Method
-----------------------------------------------------------------------------------------------------------------------------
 R-8561 EP  RFI Suppression                                        8/8/1995    95943564.5                             Filed
            Circuit and Method
-----------------------------------------------------------------------------------------------------------------------------
   R-8579   MICROMACHINED INFRARED      MADDING, R                9/27/1996                                           FILED
            GEN
-----------------------------------------------------------------------------------------------------------------------------
   R-8606   Ionizing Film
            Lightning Test Method                                 10/29/1996   08/741,379                             Filed
            and Apparatus
-----------------------------------------------------------------------------------------------------------------------------
 R-8606 WO  Ionizing Film                                                    PCT/US97/17946                           Filed
            Lightning Test Method
            and Apparatus
-----------------------------------------------------------------------------------------------------------------------------
   R-8615   Method for Analyzing                                  10/1/1996    08/723,104       -1      NAS8-39400    Filed
            Structures having
            Deformable Rigid
            Elements
-----------------------------------------------------------------------------------------------------------------------------
  R-8615A   Method for Analyzing                                   4/3/1997    08/832,311                             Filed
    DIV     Structures having
            Deformable Rigid
            Elements
-----------------------------------------------------------------------------------------------------------------------------
  R-8615B   Method for Analyzing
    CON     Structures having                                     11/19/1997   08/974,256                             Filed
            Deformable Rigid
            Elements
-----------------------------------------------------------------------------------------------------------------------------
   R-8674   Modular Solid State                                   7/16/1997    08/893,304                             Filed
            Power Controller
-----------------------------------------------------------------------------------------------------------------------------
   R-8677   Trivalent Chromium
            Electroplating                                        11/18/1996   08/751,266                             Filed
            Compositions
-----------------------------------------------------------------------------------------------------------------------------
   R-8718   Multilayer Circuit
            Board with                                            10/3/1997    08/943,948                             Filed
            Electrically
            Resisitive Heating
            Element
-----------------------------------------------------------------------------------------------------------------------------
   R-8940   Bead Damping Devices
            for Noise and                                                                                            Closed
            Vibration Control
-----------------------------------------------------------------------------------------------------------------------------
   R-8229   HEMISPHERIC
            MATRIXSIZED IMAGING                                   5/13/1993                                           Filed
            OPTICAL SYSTEM
-----------------------------------------------------------------------------------------------------------------------------
   R-8196   DIGITAL IMAGE SYSTEM                                  5/23/1994                                           Filed
            FOR DETERMINING
            RELATIVE POSITION AND
            MOTION OF IN-FLIGHT
            VEHICLES
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
 CaseNumber Issue Date   Patent   Allowance            Comments
                         Number     Date
--------------------------------------------------------------------------
   R-8513    1/13/1998 5,707,723


--------------------------------------------------------------------------
R-8513A DIV 12/13/1998 5,849,234          Divisional Granted


--------------------------------------------------------------------------
 R-8513 WO
                                          PCT Abandoned

--------------------------------------------------------------------------
   R-8561    12/5/1995 5,473,332

--------------------------------------------------------------------------
 R-8561 EP                                EPO Case Pending

--------------------------------------------------------------------------
   R-8579
                                          ???
--------------------------------------------------------------------------
   R-8606
             7/7/1998  5,777,479

--------------------------------------------------------------------------
 R-8606 WO                                PCT Abandoned


--------------------------------------------------------------------------
   R-8615                                 Abandoned Case



--------------------------------------------------------------------------
  R-8615A    7/7/1998  5,777,236
    DIV


--------------------------------------------------------------------------
  R-8615B
    CON     11/24/1998 5,841/040


--------------------------------------------------------------------------
   R-8674    5/12/1998 5,752,047

--------------------------------------------------------------------------
   R-8677
                                          Abandoned Case

--------------------------------------------------------------------------
   R-8718
             9/5/2000  6,114,674 9/27/1999



--------------------------------------------------------------------------
   R-8940


--------------------------------------------------------------------------
   R-8229
             7/16/1995 5,434,406

--------------------------------------------------------------------------
   R-8196    2/20/1996 5,493,392




--------------------------------------------------------------------------

                               Annex to SCHEDULE C
       NON-EXCLUSIVE INTELLECTUAL PROPERTY - PATENTS, Patent Applications
                                and DISCLOSURES


-----------------------------------------------------------------------------------------------------------------------------
 CaseNumber          Title               Inventor         Date     File Date   ApplNumber Reportable Gov Contract Disclosure
                                                        Received                           Invention     Number     Status
-----------------------------------------------------------------------------------------------------------------------------
   01-312   SILHOUETTE TRACKING                                                                                   Authorized
            ALGORITHM FOR ALTITUDE Thomas P. Weismulleri 5-16-01                                                  - not
            DETERMINATION                                                                                         yet filed
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
 CaseNumber Issue Date   Patent   Allowance            Comments
                         Number     Date
--------------------------------------------------------------------------
   01-312


--------------------------------------------------------------------------

                                  Schedule 3.9
                             Distribution Agreement

o A copy of the Agreement and Plan of Distribution dated as of December 6, 1996 among Rockwell International Corporation, New Rockwell International Corporation, and various operating subsidiaries of Rockwell International Corporation, and as stated in Section 20 of the Transition Agreement by and among New Rockwell International Corporation (to be renamed Rockwell International Corporation), The Boeing Company, and Rockwell International Corporation (to be renamed Boeing North American, Inc.) has been delivered to Buyer and is incorporated herein by reference.

                                 SCHEDULE 4.1(g)
             THIRD PARTY AGREEMENTS CONTAINING LICENSING OBLIGATIONS

1. The General Agreement between Airbus Industrie GIE and The Boeing Company for the Settlement of Patent Disputes, dated July 16, 1999. There is an obligation to grant licenses to Airbus in certain patents pursuant to such Agreement.

2. The Cross-License Agreement between Lockheed Corporation (now Lockheed Martin Corporation) and The Boeing Company, dated May 12, 1978. There is an obligation to grant licenses to Lockheed in patents and patent applications relating to airplanes or airplane parts pursuant to such Agreement.

3. The Commission Decision, dated July 30, 1997, of the Commission of the European Communities, requires Seller to license on a non-exclusive reasonable-royalty basis, upon request of another aircraft manufacturer, government funded patents (which could be used in the manufacture or sale of commercial jet aircraft) and blocking patents, including related know-how.

                                 SCHEDULE 4.1(h)
                       GRANTS OF LICENSES TO THIRD PARTIES

      1. The following cases, identified by case number, including US and foreign patents/applications, have been non-exclusively licensed to Honeywell, Inc:
                     a.   94SC055
                     b.   94E017

      2. A non-assertion of patents of Seller against Honeywell, Inc (and its vendees or transferees) for infringement if based on the use of the MEMS technology transferred to Honeywell by Seller under an Asset Purchase Agreement dated April 13, 1999.

      3. Seller has agreed, under various US government contracts that it has entered into, to standard procurement regulation provisions, e.g., FAR and DFARS, pursuant to which the US Government is granted rights in certain technical data and software.

      4. Seller has entered into non-disclosure agreements/provisions with various companies, such as suppliers and customers, to carry out its business. Rights to use Seller proprietary information on a restricted basis are normally granted under such agreements/provisions.

      5. A cross-license of intellectual property as set forth in Section 4.2(a) of the Agreement and Plan of Distribution dated as of December 6, 1996 among Rockwell International Corporation, New Rockwell International Corporation, and various operating subsidiaries of Rockwell International Corporation, and as stated in Section 20 of the Transition Agreement by and among New Rockwell International Corporation (to be renamed Rockwell International Corporation), The Boeing Company, and Rockwell International Corporation (to be renamed Boeing North American, Inc.) dated as of December 6, 1996.

      6. Rights of Rockwell International Corporation as set forth in Sections 2 and 20 of the Transition Agreement by and among New Rockwell International Corporation (to be renamed Rockwell International Corporation), The Boeing Company, and Rockwell International Corporation (to be renamed Boeing North American, Inc.) dated as of December 6, 1996, relative to intellectual property resulting from services performed by the Rockwell Science Center for (or in a joint project with) Seller pursuant to such Agreement.

                                  SCHEDULE 4.2
                                   EXCEPTIONS


1. Assignments of some of the cases transferred to Seller in the 1996 acquisition of the Aerospace and Defense Businesses of Rockwell International and the 1997 acquisition of the McDonnell Douglas Corporation have not been recorded. Seller will, at its expense, assist Buyer, on Buyer's request, in the recording of any such cases into the name of Buyer, to the extent of providing documentation to confirm ownership of Seller (before the assignment to Buyer under this Agreement), and any other documentation necessary to enable Buyer to record its ownership interest in such cases, and Seller will pay for any associated recording costs in the U.S. Patent Office (to the extent such recording costs are in addition to the standard costs which would be paid by Buyer to record the assignment under this Agreement if such cases had been recorded in the name of Seller).

2. The Conexant Corporation, a Rockwell spinoff, previously claimed that a number of patents, which only include relative to this Agreement, Case Numbers 86SC013 and 94SC055, which were assigned to Seller in the sale of the Rockwell Aerospace and Defense businesses, should have been retained by Rockwell and subsequently transferred to Conexant with its spinoff in January 1999. In negotiations to resolve this matter, Conexant has agreed that Case Numbers 86SC013 and 94SC055 were correctly assigned to Seller and that Conexant has no claim to ownership thereof.

3. Assigned Intellectual Property and Exclusive Intellectual Property includes proprietary information of Honeywell Inc. which was provided to Seller under the Honeywell License Agreement (as described in Section 1.8 of this Agreement, and assigned to Buyer under the Purchase Agreement). In addition, certain payments to Honeywell Inc. may be required under said Agreement in connection with the use of such Intellectual Property.

                                    EXHIBIT B

                         TRANSITIONAL SERVICES AGREEMENT

                                                                   EXCUTION COPY

                                    EXHIBIT B

                          TRANSITION SERVICES AGREEMENT

         THIS TRANSITION SERVICES AGREEMENT (this "Agreement") is dated as of this 3rd day of August, 2001, by and between The Boeing Company, a Delaware corporation ("Seller"), and DRS Technologies, Inc., a Delaware corporation ("Buyer").

                                   BACKGROUND

         Seller and Buyer are the parties to that certain Asset Purchase Agreement dated as of August 3, 2001 (the "Asset Purchase Agreement").

         Seller has been providing certain services to the Business and Seller and Buyer desire that Seller continue providing such services on the terms contained herein.

         In connection with the transition contemplated hereby, Seller desires that Buyer provide certain services related to Seller's occupancy of certain Leased Premises (as depicted in Exhibit A of the Building 241 Lease) and the Temporary Areas (as defined below).

         The Asset Purchase Agreement contemplates the execution and delivery of this Agreement.

         All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

                                      TERMS

         In consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                    ---------

                                    SERVICES
                                    --------

         1.1.     SERVICES.

         (a) During the term of this Agreement, subject to the terms and conditions set forth herein, each party (the "Providing Party") agrees to provide to the other party (the "Receiving Party") the transition services, support, facilities and other resources set forth in EXHIBIT A and EXHIBIT B hereto, as applicable. Each category described in EXHIBIT A and EXHIBIT B is defined herein as a "Service" and together are defined herein as the "Services." The Providing Party shall provide the Services in good faith and, with respect to Services to be provided by Seller, at a level and quality substantially equivalent to that provided by Seller for the Business in accordance with its past practices prior to the Closing Date, subject to such mutually agreed upon adjustments in the manner Seller provides such Services as are appropriate to reflect the transfer of the Business to Buyer.



                                    1 of 14

         (b) For thirty (30) days following the Closing Date, any additional services currently provided by Seller to and in support of the Business may be included as Services pursuant to this Agreement, as reasonably requested by Buyer and agreed to by the Seller, providing that such agreement shall not be unreasonably withheld by Seller. Such additional services shall be provided at a cost to be determined by the parties.

         (c) To the extent that the exhibits to this Agreement, or portions thereof, are indicated as "incomplete" or "open," Buyer and Seller shall use their reasonable best efforts to complete such exhibits by mutual agreement prior to the Closing Date.

         1.2 CHANGE IN SERVICES. In the event Seller implements changes in the method of providing Services to its operating units (including changes in personnel, systems, programs and procedures), with the prior written consent of Buyer, which consent shall not be unreasonably withheld, Seller may make such changes in the Services provided hereunder, provided that the Services provided hereunder are equivalent in terms of scope, depth and quality as the comparable services, support, facilities and other resources provided to such other operating units. Buyer shall notify Seller of any change in the Business subsequent to the Closing Date which is reasonably likely to affect Seller's obligations under this Agreement. A change to the Business made by Buyer that causes Seller to unreasonably incur additional costs to continue to provide a particular Service, makes it unduly burdensome for Seller to provide a particular Service or substantially alters the level, scope and quality of a particular Service contemplated by this Agreement will relieve Seller of its responsibility to provide such Service, unless agreed to in advance by Seller.

         In the event Buyer implements changes in the method of providing Services to Seller as contemplated hereby, with the prior written consent of Seller, which consent shall not be unreasonably withheld, Buyer may make such changes in the Services provided hereunder, provided that the Services provided hereunder are equivalent in terms of scope, depth and quality as comparable services provided by Buyer to Seller. Seller shall notify Buyer of any change subsequent to the Closing Date which is reasonably likely to affect Buyer's obligations under this Agreement. Any change made by Seller that affects the ability of Buyer to continue to provide a particular Service contemplated by this Agreement will relieve Buyer of its responsibility to provide such Service, unless agreed to in advance by Buyer.

         1.3 TRANSITION PLAN. Buyer, with reasonable support and assistance from Seller, will oversee the preparation of the transition plan (the "Transition Plan") pursuant to which Buyer will evaluate each of the Services and determine whether to (a) provide such services internally, (b) obtain such services from third parties or (c) continue to obtain such services from Seller to the extent provided under this Agreement. Buyer and Seller shall use reasonable efforts to assist and cooperate with one another in implementing the transfer of facilities, equipment and functions as set forth in the Transition Plan. Each party, at its own expense except as otherwise set forth in the exhibits to this Agreement, shall, in good faith, make available to the other, in a manner which does not materially interrupt the ongoing operations of the other party, the personnel reasonably needed to facilitate such orderly transfer, including, without limitation, general consultation related thereto.



                                    2 of 14

         1.4 ENVIRONMENTAL MATTERS. Neither party will use, generate, release, store or deposit at or transport to or from the areas temporarily occupied by a party pursuant to this Agreement (the "Temporary Areas") or any building or real property of which the Temporary Areas are a part, any Hazardous Materials (as defined in the Asset Purchase Agreement), except that each party may use such materials in quantities and in a manner consistent with normal office operations and normal operations of the Business as conducted on the Closing Date; provided that neither party shall use such materials in any manner which may give rise to liability for environmental cleanup, damage to property, or personal injury to the Employees, Seller's employees, or any other person and provided further that any such use shall be in compliance with all applicable laws and legal requirements relating to the protection of human health and the environment. Without in any way limiting the generality of the foregoing, each party will provide to the other party, within 10 working days after the Closing Date, a report listing the names and quantities of all Hazardous Materials to be used, generated or stored by such party (other than those used, generated or stored in normal office operations) in the Temporary Areas owned or leased by the other party. Throughout the term of this Agreement, each party shall notify the other party within 10 working days after any of the following occurrences: (1) such party increases the amount of a previously disclosed Hazardous Material so that at any one time its storage, use or generation of such Hazardous Materials exceeds 55 gallons, 500 lbs. or 200 cubic feet annually; (2) such party adds a new Hazardous Material in an amount such that at any one time its storage, use or generation of such Hazardous Materials exceeds 55 gallons, 500 lbs. or 200 cubic feet annually; or (3) such party increases the quantity of its storage, use or generation of any previously identified Hazardous Material by 100% or more.

         1.5. FEE; PAYMENT. The Receiving Party shall pay to the Providing Party the fee indicated opposite each Service on EXHIBIT A or EXHIBIT B hereto, as applicable (the "Fees"). To the extent that the Providing Party provides Services to the Receiving Party pursuant to this Agreement, the Providing Party will invoice the Receiving Party for the applicable amounts of such Fees on a monthly basis or at such other frequency as the parties might otherwise agree, providing reasonable detail as to the calculation thereof, and the Receiving Party will pay each invoice within twenty (20) days after such invoice has been duly given to the Buyer.

         To the extent that the Seller owes any Fees to Buyer, the Seller may at its sole discretion offset such Fees with (i) any Fees owed by the Buyer to the Seller or (ii) any payments of invoices by the Seller for purchases on behalf of the Seller in connection with the Business on and after the Closing Date. If the net difference between the Seller's Fees to the Buyer and the sum of clauses (i) and (ii) in the previous sentence exceeds $100,000, Buyer shall pay the excess within five (5) business days after a written notification of such excess has been duly given to the Buyer.

         1.6. AUDIT OF TRANSITION SERVICES. Quarterly, or more frequently as may be reasonably determined by the parties, upon reasonable notice and during normal business hours, Seller shall permit Buyer or its authorized representatives to examine and make copies and abstracts from the books and records of the Seller pertaining directly to the Services for the purpose of auditing the performance of, and the charges of, the Seller under the terms of this Agreement. Cost of this audit, and any support required from the Seller, shall be at the Buyer's expense.

                                    ARTICLE 2
                                    ---------

                                    3 of 14

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         2.1. REPRESENTATIONS OF SELLER. Seller represents and warrants to Buyer as follows:

              (a) Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Seller is duly qualified or licensed to do business in each jurisdiction in which the property relating to the Business is owned, leased or operated by Seller or the nature of the Business makes such qualification necessary, except for those jurisdictions where the failure to be so qualified or licensed do not individually or in the aggregate have a Material Adverse Effect. Seller has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate acts and other proceedings required to be taken by Seller to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly taken. This Agreement has been, and when executed, will be, duly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              (b) The execution and delivery of this Agreement does not and will not, and the consummation of the transactions and compliance with the terms of this Agreement will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of Seller under, any provision of (i) the Certificate of Incorporation or By-Laws or other organizational or governing documents of Seller, (ii) except as provided in the Asset Purchase Agreement and the disclosure schedules thereto, any Contractual Obligation of Seller, or (iii) except as provided in the Asset Purchase Agreement and the disclosure schedules thereto, any judgment, order or decree or, Requirement of Law applicable to Seller or their respective property or assets, other than, in the case of clauses (ii) and (iii) above, any such conflicts, violations, defaults, rights or Liens that, individually or in the aggregate, would not have a Material Adverse Effect.

              (c) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required to be obtained or made by or with respect to Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, other than as provided in the Asset Purchase Agreement and the disclosure schedules thereto.

         2.2. REPRESENTATIONS OF BUYER. Buyer represents and warrants to Seller as follows:

              (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate acts and other proceedings required to be taken by Buyer to authorize the


                                    4 of 14
execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and properly taken. This Agreement has been, and when executed, will be, duly executed and delivered by Buyer and constitutes valid and binding obligations of Buyer, enforceable against Buyer in accordance with its respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general principles (regardless of whether such enforceability is considered in a proceeding in equity or law).

              (b) The execution and delivery of this Agreement does not and will not, and the consummation of the transactions and compliance with the terms of this Agreement will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Buyer under, any provision of (i) the Certificate of Incorporation or By-Laws of Buyer, (ii) any Contractual Obligation of Buyer or
(iii) except as provided in the Asset Purchase Agreement, any judgment, order or decree or statute, law, ordinance, rule or regulation applicable to Buyer or its property or assets, other than, in the case of clauses (ii) and (iii) above, any such conflicts, violations, defaults, rights or Liens that, individually or in the aggregate, would not have a Material Adverse Effect.

              (c) No material consent, approval, license, permit order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other Governmental Authority is required to be obtained or made by or with respect to Buyer or its Affiliates in connection with the execution and delivery of this Agreement or the consummation by Buyer of the transactions contemplated hereby, other than as provided in the Asset Purchase Agreement.

                                    ARTICLE 3
                                    ---------

                              TERM AND TERMINATION
                              --------------------

         3.1 TERM OF AGREEMENT. The Providing Party shall continue to make the Services available pursuant to this Agreement for the periods set forth such Services in EXHIBIT A and EXHIBIT B hereto, as applicable, starting upon the Effective Date and shall continue until the termination of all Services in accordance herewith. Notwithstanding the foregoing, the Receiving Party may discontinue (or reduce the amount of) any of the Services (and the related payment obligations) by providing the Providing Party (i) with written Service Termination Notice (as defined below) timely delivered to the Providing Party in accordance with Section 3.2, identifying the specific Service to be terminated or (ii) upon expiration of the time period designated for providing such Service in EXHIBIT A or EXHIBIT B hereto (as to such Service, the "Service Period"); PROVIDED, if Seller and Buyer mutually agree that such terminated Service is indispensable for the provision of another Service or if such terminated Service is identified on EXHIBIT C hereto ( a "Dependant Service"), Buyer may not terminate such Service unless the additional Dependant Service is also terminated.

         3.2 TERMINATION OF SERVICES. The Receiving Party may, at its option and in its sole discretion, terminate or reduce the amount of any Service by delivering written notice to the


                                    5 of 14

Providing Party (a "Service Termination Notice") at least 75 days (or such other period of time as may be specified for a Service in EXHIBIT A or EXHIBIT B hereto) (the "Termination Notice Period") before the effective date of termination of such Service specified in such Service Termination Notice; PROVIDED, if such terminated Service is indispensable for the provision of a Dependant Service, Buyer may not terminate such Service unless the Dependant Service is also terminated. Before and after such effective date of termination, the parties shall collaborate in good faith and at each party's own expense except as otherwise set forth in the exhibits to this Agreement, to enable the Receiving Party to provide such services for itself on a stand-alone basis, including without limitation by transferring information, books and records. The Providing Party acknowledges the Receiving Party's right to discontinue (and, as provided in EXHIBIT A and EXHIBIT B hereto, reduce) all or any portion of the Services hereunder and agrees that the Receiving Party will have no liability to the Providing Party for terminating the Services in accordance with this paragraph and EXHIBIT A and EXHIBIT B hereto. The termination of any Service shall not affect the parties' obligations with respect to other Services hereunder except as provided herein. Each party shall bear its own expenses as a result of the termination of any Service unless otherwise provided for under this Agreement.

         3.3 EVENTS OF DEFAULT. If (a) either party fails to perform in any material respect any material provision of this Agreement relating to any Service contemplated hereby, and the failure is not corrected within fifteen days after the other party gives written notice of default thereof pursuant to this SECTION 3.3; or (b) if either party fails to make any payment required by this Agreement relating to any Service to be performed under this Agreement within fifteen (15) days after receiving written notice from the non-defaulting party that such payment is past due; then the non-defaulting party may terminate such Service without prejudice to any other rights and remedies it may have under this Agreement. If any Service terminated pursuant to this Section 3.3 is necessary to provide any Dependent Service, then such Dependent Service shall also be terminated.

                                    ARTICLE 4
                                    ---------

                                  MISCELLANEOUS
                                  -------------

         4.1  AGREEMENT TO INDEMNIFY.

              (a) Subject to Section 4.4 below, Seller hereby agrees to indemnify and hold harmless Buyer and its Affiliates, each of the foregoing's respective directors, officers, employees and agents and each of the foregoing's respective heirs, executors, successors and assigns (collectively, the "Buyer Indemnified Parties") from and against any and all losses and expenses that any Buyer Indemnified Party may suffer, incur or be subjected to by reason of any legal action, proceeding, arbitration or claim by a third party, whether commenced or threatened (a "Claim") arising out of or as a result of (i) any breach by Seller or its representations or warranties in Section 2 of this Agreement or (ii) any breach of any covenant of such party contained in this Agreement.

               (b) Subject to Section 4.4 below and except as set forth in
Section 4.1(a) above, Buyer hereby agrees to indemnify and hold harmless Seller and its Affiliates, each of the foregoing's


                                    6 of 14
respective directors, officers, employees and agents and each of the foregoing's respective heirs, executors, successors and assigns (collectively, the "Seller Indemnified Parties") from and against any and all losses and expenses that any Seller Indemnified Party may suffer, incur or be subjected to by reason of any Claims arising out of or as a result of this Agreement or the transactions contemplated hereby.

         4.2 INDEMNIFICATION PROCEDURES. The parties agree to comply with the procedures set forth in Article X of the Asset Purchase Agreement with respect to any Claim by a third party as to which indemnification is sought under
Section 4.1.

         4.3. FORCE MAJEURE. Neither party shall be liable for loss arising out of a failure to perform or a delay in performing any of its obligations under this Agreement resulting from causes beyond its control, including, but not limited to, acts of God, fire, flood, explosion, accidents, war, civil disorder, work stoppages (including strikes or lockouts) resulting from the actions of the other party, mechanical breakdowns, shortages of labor or regulations of any civil or military authority. In the event such a curtailment by either party continues in whole or in part, then the Receiving Party may arrange for temporary provision of the Services until the Providing Party can resume provision of the Services to the Receiving Party.

         4.4 LIMITATION ON LIABILITY. In the event of any breach by Seller of this Agreement, including without limitation any defect or deficiency in the Services provided hereunder, Seller's liability shall not exceed the actual and reasonable cost of Buyer to acquire the relevant Service elsewhere. In the event of any defect or deficiency in the Services provided hereunder by Buyer, Buyer's liability shall not exceed the actual and reasonable cost of acquiring the relevant Service elsewhere. Buyer and Seller hereby acknowledge that such actual and reasonable cost may exceed the Fee for such Service set forth in the exhibits to this Agreement. Under no circumstances shall either party be liable for any punitive or consequential damages hereunder, including without limitation loss of profits, revenue, goodwill, cost of capital, diminution in value or loss of business reputation or opportunity.

         4.5. INDEPENDENT CONTRACTOR. This Agreement shall not constitute or give rise to a partnership or joint venture between the parties. All activities by the Providing Party hereunder shall be carried on by or on behalf of the Providing Party as an independent contractor and not as an agent for the Receiving Party.

         4.6 CONFLICTING DOCUMENTS. To the extent that any documents issued in connection with the provision of the Services by the Providing Party to the Receiving Party contain terms or conditions which are in conflict with, or derogate from this Agreement, the terms of this Agreement shall control.

         4.7 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) three business days after mailing if mailed by certified or registered mail, return receipt requested, (ii) one business day after delivery to Federal Express or other nationally recognized overnight express carrier, if sent for overnight delivery with fee prepaid, (iii) upon receipt if sent via facsimile with receipt confirmed, or (iv) upon receipt if delivered personally, addressed as follows or to such other address or addresses of which the respective party shall have notified the other:



                                    7 of 14

        (i)   IF TO BUYER, TO:

              DRS Technologies, Inc.
              5 Sylvan Way
              Parsippany, NJ 07054
              Attention: Nina Laserson Dunn, Executive Vice President, General Counsel and Secretary
              Telephone: (973) 898-6020
              Telecopier: (973) 898-0717

              WITH A COPY TO:

              Skadden, Arps, Slate, Meagher & Flom LLP
              Four Times Square
              New York, NY 10036
              Attention: Jeffrey Tindell, Esq.
              Telephone: (212) 735-3380
              Telecopier: (212) 735-2000

              (ii)     IF TO SELLER, TO:

              The Boeing Company
              Space & Communications Group
              PO Box 2515   WAS-08
              Seal Beach, CA 90740-1515
              Attention:  Valerie Schurman
                       Vice President and Assistant General Counsel

              Address for overnight courier:
              WAS-08
              2201 Seal Beach Boulevard
              Seal Beach, CA 90740-1515

              Telephone: (562) 797-1121
              Telecopier: (562) 797-5049

              WITH A COPY TO:

              Gibson, Dunn & Crutcher LLP
              333 South Grand Avenue
              Los Angeles, California  90071
              Attention: Andrew E. Bogen, Esq.
              Telephone: (213) 229-7159
              Telecopier: (213) 229-6159



                                    8 of 14

         4.8. ENTIRE AGREEMENT. The agreement of the parties, which is comprised of this Agreement and the Exhibits hereto, together with the Asset Purchase Agreement and other documents referred to herein, sets forth the entire agreement and understanding between the parties (with respect to the subject matter hereof and thereof) and supersedes any prior agreement or understanding, written or oral.

         4.9. ASSIGNMENT; BINDING EFFECT; SEVERABILITY. This Agreement may not be assigned by either party except in conjunction with the sale of the Business or substantially all of the assets of the Business; PROVIDED, HOWEVER, Seller may delegate the performance of any of the Services hereunder to any of its Affiliates with the prior written consent of Buyer, and Buyer may collaterally assign its rights hereunder to its lenders (and affiliates thereof) under its Financing Agreements to secure obligations thereto without the prior written consent of Seller. The provisions of this Agreement are severable, and in the event that any one or more provisions are deemed illegal or unenforceable the remaining provisions shall remain in full force and effect unless the deletion of such provision shall cause this Agreement to become materially adverse to any party, in which event the parties shall use reasonable efforts to arrive at an accommodation which best preserves for the parties the benefits and obligations of the offending provision.

         4.10. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws (as opposed to the choice of laws provisions) of the State of Delaware.

         4.11. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument and shall be effective when one or more such counterparts has been signed by each party and delivered to the other party.

         4.12. NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to or shall (i) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (ii) constitute the parties hereto as partners or as participants in a joint venture. This Agreement shall not provide third parties with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to the terms of this Agreement.

         4.13. HEADINGS. The headings preceding the text of the sections and subsections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

         4.14. AMENDMENT AND WAIVER. The parties may by mutual agreement amend this Agreement in any respect, and any party, as to such party, may (a) extend the time for the performance of any of the obligations of any other party, (b) waive any inaccuracies in representations by any other party, (c) waive compliance by any other party with any of the agreements contained herein and performance of any obligations by such other party, and (d) waive the fulfillment of any condition that is precedent to the performance by such party of any of its obligations under this Agreement. To be effective, any such amendment or waiver must be in writing and be signed by the party against whom enforcement of the same is sought.



                                    9 of 14

         4.15 ADDITIONAL DOCUMENTS. Each party shall promptly execute and deliver or cause to be executed and delivered such additional documents as are reasonably required by the other party for the purposes of implementing this Agreement.


















                                    10 of 14

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed the day and year first above written.

                                      THE BOEING COMPANY

                                      By:
                                          ----------------------
                                            Name:
                                            Title:


                                      DRS TECHNOLOGIES, INC.



                                      By:
                                          ----------------------
                                            Name:
                                            Title:




                                    11 of 14

                                    EXHIBIT A
                                    ---------

                   SERVICES TO BE PROVIDED BY SELLER TO BUYER

         Open

                                    EXHIBIT B
                                    ---------

                   SERVICES TO BE PROVIDED BY BUYER TO SELLER

         Open

                                    EXHIBIT C
                                    ---------

                               DEPENDENT SERVICES

         Open

                                                   TRANSITION SERVICES AGREEMENT
                                                             EXHIBIT B
                                                    EXHIBIT A - SELLER SERVICES



                  SERVICE                                                      BASIS OF RATE                            RATE
                  -------                                                      -------------                            ----
RATE DATA ASSUMPTION                                           Where Basis of Rate references "Actual
--------------------                                           Cost", the billing rate shall be adjusted either
                                                               up or down to reflect actual pool rate based on
                                                               Boeing rates and factors allocation to other
                                                               Boeing departments

TRANSACTION BASED SERVICES
--------------------------
    SSG PROVIDED SERVICES
      Self Service Copiers                                     Actual Cost based on constant allocation per         $       9.41
                                                               person using DRS Headcount at closing date
                                                               of 303.
      Creative Services                                        Excluded                                             N/A
      Lithography                                              Excluded                                             N/A
      Mail Services                                            Excluded                                             N/A
      Microfilm Services                                       Excluded                                             N/A
      Transportation                                           Excluded                                             N/A
      Xerography                                               Excluded                                             N/A
      Employment                                               Excluded                                             N/A
      Travel Accounting                                        Excluded                                             N/A
      Payroll                                                  Excluded                                             N/A
      Timekeeping                                              Excluded                                             N/A
      Travel Management                                        Per SLA. Limited to completion of travel by          Per SLA
                                                               transferrPereSLAoyees initiated prior to Closing
                                                               Date. Assumes that Boeing Travel Accounting
                                                               will bill DRS directly for any costs associated
                                                               with on going TA or charges to Boeing GE
                                                               credit cards.  Credit cards must be returned
                                                               not later than the completion of the authorized
                                                               trip or the end of the service period, which
                                                               ever is earlier
      Records Management                                       Cost Per Month                                       N/A
      Boeing People Systems (BPS)                              Excluded                                             N/A

    LOCAL (MD&SC/S&C) SERVICES

    Information Systems (Infrastructure Rates)
    DESKTOP SUPPORT
      Desktop System Support (incl Help Desk & E Mail)         Actual Cost Per Keyboard/Per Month excluding         $     245.65
      Desktop Break/Fix (Labor incl. in Desktop)               refresh costs.  T&M (Cost of non-warranted material) Actual Cost
      Domino Servers & Administration                          Actual Cost Per Keyboard                             $      19.00
    VOICE SUPPORT
      Dial Tone                                                Actual Cost Per phone line                           $     23.005

                                                               COST PER   SERVICE        TERMINATION
                  SERVICE                                       MONTH      PERIOD       NOTICE PERIOD    POC (BOEING/DRS)
                  -------                                                  ------       -------------
RATE DATA ASSUMPTION
--------------------




TRANSACTION BASED SERVICES
--------------------------
    SSG PROVIDED SERVICES
      Self Service Copiers                                     $  2,851   3 months      30 days           Mackey/Rooney


      Creative Services                                                     None        N/A               Mackey/Rooney
      Lithography                                                           None        N/A               Mackey/Rooney
      Mail Services                                                         None        N/A               Mackey/Rooney
      Microfilm Services                                                    None        N/A               Mackey/Rooney
      Transportation                                                        None        N/A               Mackey/Rooney
      Xerography                                                            None        N/A               Mackey/Rooney
      Employment                                                            None        N/A               Mackey/Rooney
      Travel Accounting                                                     None        N/A               Mackey/Rooney
      Payroll                                                               None        N/A               Mackey/Rooney
      Timekeeping                                                           None        N/A               Mackey/Rooney
      Travel Management                                                  NTE 1 month








      Records Management                                       $    350   6 Months      30 days           Mackey/Rooney
      Boeing People Systems (BPS)                                           None        N/A               Mackey/Rooney

    LOCAL (MD&SC/S&C) SERVICES

    Information Systems (Infrastructure Rates)
    DESKTOP SUPPORT
      Desktop System Support (incl Help Desk & E Mail)                    2 Months      60 days           Nissen/Walinsky
      Desktop Break/Fix (Labor incl. in Desktop)                          2 Months      60 days           Nissen/Walinsky
      Domino Servers & Administration                                     2 Months      60 days           Nissen/Walinsky
    VOICE SUPPORT
      Dial Tone                                                           Base Lease    60 days           Nissen/Walinsky

                                                                                                                         Page 1 of 5

                                                         BOEING PROPRIETARY

                                                   TRANSITION SERVICES AGREEMENT
                                                             EXHIBIT B
                                                    EXHIBIT A - SELLER SERVICES


                  SERVICE                                                      BASIS OF RATE                            RATE
                  -------                                                      -------------                            ----

      Voice Mail                                               Actual Cost Per phone line                           $      2.100
      Phones Admin & Building Cabling                          Actual Cost Per phone line                           $     23.000
      Calling Card/Domestic Long Distance                      Excluded                                             N/A
      International Long Distance                              Excluded                                             N/A
      Calling Card & Pager Changes                             Excluded                                             N/A
      AMC Hardware No Wire                                     Actual Cost Per Change/event                         $    151.734
      AMC Hardware With Wire                                   Actual Cost Per Change/event                         $    218.603
      AMC Premimum No Wire                                     Actual Cost Per Change/event                         $    226.840
      AMC Premimum With Wire                                   Actual Cost Per Change/event                         $    323.023
      Telephone Software Changes                               Actual Cost Per Change/event                         $     10.185
      Pagers                                                   Excluded                                             N/A
      Cell Phones (150 min, base)                              Excluded                                             N/A
      Cell Phones Additional Minutes                           Excluded                                             N/A

    MAINFRAME SUPPORT - MUST DISPOSITION ALL DATA PER BOEING PROCESS BEFORE OBLIGATION CAN BE ENDED
      Batch CPU Time - Prime Time                              Actual Cost Per CPU Minute                           $      0.552
      Batch CPU Time - Non-Prime Time                          Actual Cost Per CPU Minute                           $      0.384
      Batch Setup                                              Actual Cost Per Job                                  $      1.217
      TSO CPU Time - Prime Time                                Actual Cost Per CPU Minute                           $      0.647
      TSO CPU Time - Non-Prime Time                            Actual Cost Per CPU Minute                           $      0.447
      IMS/CICS Time - Prime Time                               Actual Cost Per CPU Minute                           $      0.539
      IMS/CICS Time - Non-Prime Time                           Actual Cost Per CPU Minute                           $      0.369
      Disk Space 3380                                          Actual Cost 3380 Track equivalent                    $      0.171
      Disk Space                                               Actual Cost Megabyte                                 $      0.226
      Tape Reel Storage                                        Actual Cost Per Reel                                 $      0.511
      Tape Reel Storage - Off-site                             Actual Cost Per Reel                                 $      0.600
      Tape Reel Mount                                          Actual Cost Per Reel Mount                           $      1.724
      Page Print                                               Actual Cost Per 10K Pages                            $    790.000
      Data Entry                                               Actual Cost Per 80 Characters                        $      0.300
      Microfiche                                               Actual Cost Per Fiche                                $      1.660
      Microfiche Copy                                          Actual Cost Per Fiche                                $      0.350
      On-line Print Storage (Coins)                            Actual Cost Per 10K Pages                            $      7.000
    DISTRIBUTED SERVER
    VIDEO SERVICE
      Modular Video                                            Excluded                                             N/A
    SYSTEMS & PROGRAMMING
      Client Server & Mainframe                                Excluded
      Collaborative Domino                                     Excluded
    ENGINEERING WORKSTATION SUPPORT
       IPDMS (eMatrix) support & Training                      Actual Cost - Time and Material                      Actual Cost
          3 HP Workstations (IBM lease)                        Cost Per Month                                       N/A
    IT SYSTEMS TRANSITION INTERFACE                            Actual Cost - Time and Material                      Actual Cost

                                                               COST PER   SERVICE        TERMINATION
                  SERVICE                                       MONTH      PERIOD       NOTICE PERIOD    POC (BOEING/DRS)
                  -------                                                  ------       -------------

      Voice Mail                                                          Base Lease    60 days           Nissen/Walinsky
      Phones Admin & Building Cabling                                     Base Lease    60 days           Nissen/Walinsky
      Calling Card/Domestic Long Distance                                   None                          Nissen/Walinsky
      International Long Distance                                           None                          Nissen/Walinsky
      Calling Card & Pager Changes                                          None                          Nissen/Walinsky
      AMC Hardware No Wire                                                Base Lease    60 days           Nissen/Walinsky
      AMC Hardware With Wire                                              Base Lease    60 days           Nissen/Walinsky
      AMC Premimum No Wire                                                Base Lease    60 days           Nissen/Walinsky
      AMC Premimum With Wire                                              Base Lease    60 days           Nissen/Walinsky
      Telephone Software Changes                                          Base Lease    60 days           Nissen/Walinsky
      Pagers                                                                None                          Nissen/Walinsky
      Cell Phones (150 min, base)                                           None                          Nissen/Walinsky
      Cell Phones Additional Minutes                                        None                          Nissen/Walinsky

    MAINFRAME SUPPORT - MUST DISPOSITION ALL DATA PER BOEING PROCESS BEFORE OBLIGATION CAN BE ENDED
      Batch CPU Time - Prime Time                                          1 Month      30 days           Nissen/Walinsky
      Batch CPU Time - Non-Prime Time                                      1 Month      30 days           Nissen/Walinsky
      Batch Setup                                                          1 Month      30 days           Nissen/Walinsky
      TSO CPU Time - Prime Time                                            1 Month      30 days           Nissen/Walinsky
      TSO CPU Time - Non-Prime Time                                        1 Month      30 days           Nissen/Walinsky
      IMS/CICS Time - Prime Time                                           1 Month      30 days           Nissen/Walinsky
      IMS/CICS Time - Non-Prime Time                                       1 Month      30 days           Nissen/Walinsky
      Disk Space 3380                                                      1 Month      30 days           Nissen/Walinsky
      Disk Space                                                           1 Month      30 days           Nissen/Walinsky
      Tape Reel Storage                                                    1 Month      30 days           Nissen/Walinsky
      Tape Reel Storage - Off-site                                         1 Month      30 days           Nissen/Walinsky
      Tape Reel Mount                                                      1 Month      30 days           Nissen/Walinsky
      Page Print                                                           1 Month      30 days           Nissen/Walinsky
      Data Entry                                                           1 Month      30 days           Nissen/Walinsky
      Microfiche                                                           1 Month      30 days           Nissen/Walinsky
      Microfiche Copy                                                      1 Month      30 days           Nissen/Walinsky
      On-line Print Storage (Coins)                                        1 Month      30 days           Nissen/Walinsky
    DISTRIBUTED SERVER
    VIDEO SERVICE
      Modular Video                                                         None                          Nissen/Walinsky
    SYSTEMS & PROGRAMMING
      Client Server & Mainframe                                                                           Nissen/Walinsky
      Collaborative Domino                                                                                Nissen/Walinsky
    ENGINEERING WORKSTATION SUPPORT
       IPDMS (eMatrix) support & Training                                  1 Month      30 days           Connelly/Brand
          3 HP Workstations (IBM lease)                        $  1,659    4 months     30 days           Fienstien/Brand
    IT SYSTEMS TRANSITION INTERFACE                                       TSA Agreement                   Nissen/Walinsky

                                                                                                                         Page 2 of 5

                                                         BOEING PROPRIETARY

                                                   TRANSITION SERVICES AGREEMENT
                                                             EXHIBIT B
                                                    EXHIBIT A - SELLER SERVICES


                  SERVICE                                                      BASIS OF RATE                            RATE
                  -------                                                      -------------                            ----

    COMPUTER SECURITY                                          Actual Cost Per Head on Boeing Systems/Per           $      8.500
                                                               month


GENERAL SERVICES
----------------
      SSG PROVIDED SERVICES
      Correspondence Control                                   Excluded                                             N/A
      Export Control                                           Excluded                                             N/A
      Forms & Supplies                                         Excluded                                             N/A
      Forms & Supplies Management                              Excluded                                             N/A
      Library Services                                         Excluded                                             N/A
      Surplus Sales                                            Excluded                                             N/A
      Traffic Services                                         Excluded                                             N/A
      Employee Services                                        Excluded                                             N/A
      Procurement (Non-Production items)                       Excluded                                             N/A
      Security & Fire
        Uniformed Security, Access Mgmt, Fire Service          Cost Per month
        Additional Guard service prior to physical             Cost Per month (CY 2001/CY2002)
        separation

        Investigations                                         Excluded                                             N/A
        Government Security Programs                           Excluded                                             N/A
      Frequency Management                                     Excluded                                             N/A
      Companywide Mailing                                      Excluded                                             N/A
      Medical Services                                         Excluded                                             N/A
      Safety & Health Policy (company wide)                    Excluded                                             N/A
      Environmental Policy (company wide)                      Excluded                                             N/A
      People Services (company wide - Service awards,
      360 degree appraisals,  employee survey, etc)            Excluded                                             N/A
      International Comp & Domestic Relocation                 Excluded                                             N/A

      LOCAL (MD&SC/S&C) SERVICES
      Accounting                                               Excluded                                             N/A
        TSA Administration                                     Cost per month                                       N/A
        Disclosure Statement - Option                          Excluded                                             N/A
      Contract Services                                        Excluded                                             N/A
      Rate Management Support (advisory only)                  Excluded                                             N/A
      Information Systems
        Business System Support                                Excluded                                             N/A
        Domino Programming Support                             Excluded                                             N/A

                                                               COST PER   SERVICE        TERMINATION
                  SERVICE                                       MONTH      PERIOD       NOTICE PERIOD    POC (BOEING/DRS)
                  -------                                                  ------       -------------

    COMPUTER SECURITY                                                       None        30 days           Nissen/Walinsky



GENERAL SERVICES
----------------
      SSG PROVIDED SERVICES
      Correspondence Control                                                None        N/A                Mackey/Rooney
      Export Control                                                        None        N/A                Mackey/Rooney
      Forms & Supplies                                                      None        N/A                Mackey/Rooney
      Forms & Supplies Management                                           None        N/A                Mackey/Rooney
      Library Services                                                      None        N/A                Mackey/Rooney
      Surplus Sales                                                         None        N/A                Mackey/Rooney
      Traffic Services                                                      None        N/A                Mackey/Rooney
      Employee Services                                                     None        N/A                Mackey/Rooney
      Procurement (Non-Production items)                                    None        N/A                Mackey/Rooney
      Security & Fire
        Uniformed Security, Access Mgmt, Fire Service          $ 27,000    Base Lease   60 Days            Mackey/Rooney
        Additional Guard service prior to physical             $  7,100/      Till      N/A                Mackey/Rooney
        separation                                             $  7,285    Separation
                                                                            Complete
        Investigations                                                       None       N/A                Mackey/Rooney
        Government Security Programs                                         None       N/A                Mackey/Rooney
      Frequency Management                                                    None      N/A                Mackey/Rooney
      Companywide Mailing                                                     None      N/A                Mackey/Rooney
      Medical Services                                                        None      N/A                Mackey/Rooney
      Safety & Health Policy (company wide)                                   None      N/A                Mackey/Rooney
      Environmental Policy (company wide)                                     None      N/A                Mackey/Rooney
      People Services (company wide - Service awards,
      360 degree appraisals,  employee survey, etc)                           None      N/A                Mackey/Rooney
      International Comp & Domestic Relocation                                None      N/A                Mackey/Rooney

      LOCAL (MD&SC/S&C) SERVICES
      Accounting                                                              None      N/A                Smith/Viviano
        TSA Administration                                     $  2,000     TSA Life    N/A                Smith/Viviano
        Disclosure Statement - Option                                         None      N/A                Smith/Viviano
      Contract Services                                                       None      N/A                Merrigan/Viviano
      Rate Management Support (advisory only)                                 None      N/A                Gralow/Viviano
      Information Systems
        Business System Support                                               None      N/A                Nissen/Walinsky
        Domino Programming Support                                            None      N/A                Nissen/Walinsky

                                                                                                                         Page 3 of 5

                                                         BOEING PROPRIETARY

                                                   TRANSITION SERVICES AGREEMENT
                                                             EXHIBIT B
                                                    EXHIBIT A - SELLER SERVICES



                  SERVICE                                                      BASIS OF RATE                            RATE
                  -------                                                      -------------                            ----

        Transition Support & All Labor Support not listed
        below                                                  Excluded                                             N/A
        Computer Security                                      Excluded                                             N/A
        Engineering W/S Support                                Excluded                                             N/A
        Local Security Officer Support                         Excluded                                             N/A
        Telecom & Voice transition Support                     Excluded                                             N/A
      Human Resources Services & Support                       Excluded
      Supplier Mananagement & Procurement
                                                               Excluded. Support may be provided via
        Shipping                                               separate PO for direct activities                    N/A
        Warehousing                                            Excluded                                             N/A
        PQA                                                    Excluded                                             N/A
        Major Subcontracts
          Cost Analysis                                        Excluded                                             N/A
          Compliance                                           Excluded                                             N/A
        Receiving                                              Excluded                                             N/A
        General Procurement                                    Excluded                                             N/A
        Property Accountability                                Excluded                                             N/A
      Manufactuing/Operations Support
        SHEA (IAW TSA Schedule A, Annex - SHEA Services)       Actual Cost - Time and material                      Actual Cost
        EPACS                                                  Excluded                                             N/A
        Quality                                                Excluded                                             N/A
        Metrology                                              Excluded                                             N/A
        Inspection                                             Excluded                                             N/A
      Facilities
        Janitorial Services - B/222 only                                                                            $    0.15/ft
        Waste Disposal B/222 only                              Cost per month. Excludes Hazordous Waste             N/A
        F&IE Support - B/241                                   Actual Cost per hour (labor plus F&IE                Actual Cost
                                                               allocation rate)
      Facilities Maintenance Support to B/241                  Actual Cost per hour (labor plus F&IE
      productuion/Test equipment                               allocation rate)                                     Actual Cost
      SES Consolidation                                        Boeing to execute & fund (to Boeing
                                                               standards). Support will not exceed
                                                               Consolidation plan and any changes required
                                                               by DRS will be at DRS Expense

                                                               COST PER   SERVICE        TERMINATION
                  SERVICE                                       MONTH      PERIOD       NOTICE PERIOD    POC (BOEING/DRS)
                  -------                                                  ------       -------------

        Transition Support & All Labor Support not listed
        below                                                                 None      N/A                Nissen/Walinsky
        Computer Security                                                     None      N/A                Nissen/Walinsky
        Engineering W/S Support                                               None      N/A                Nissen/Walinsky
        Local Security Officer Support                                        None      N/A                Nissen/Walinsky
        Telecom & Voice transition Support                                    None      N/A                Nissen/Walinsky
      Human Resources Services & Support
      Supplier Mananagement & Procurement

        Shipping                                                              None      N/A                R. Roach/ G.E.Smith
        Warehousing                                                           None      N/A                R. Roach/ G.E.Smith
        PQA                                                                   None      N/A                R. Roach/ G.E.Smith
        Major Subcontracts
          Cost Analysis                                                       None      N/A                R. Roach/ G.E.Smith
          Compliance                                                          None      N/A                R. Roach/ G.E.Smith
        Receiving                                                             None      N/A                R. Roach/ G.E.Smith
        General Procurement                                                   None      N/A                R. Roach/ G.E.Smith
        Property Accountability                                               None      N/A
      Manufactuing/Operations Support
        SHEA (IAW TSA Schedule A, Annex - SHEA Services)                   9 Months     75 days            O'Rourke/Rooney
        EPACS                                                                 None                         Witt/G.E. Smith
        Quality                                                               None                         Witt/G.E. Smith
        Metrology                                                             None                         Witt/G.E. Smith
        Inspection                                                            None                         Witt/G.E. Smith
      Facilities
        Janitorial Services - B/222 only                       $ 15,977    3 month      75 days            Gemmill/Rooney
        Waste Disposal B/222 only                              $    565    3 month      30 days            Gemmill/Rooney
        F&IE Support - B/241                                               Base Lease   75 days            Sater/Rooney

      Facilities Maintenance Support to B/241
      productuion/Test equipment                                           Base Lease   75 days            Sater/Rooney
      SES Consolidation                                        Plan =      Per Plan     N/A                Beaty/Sheldon
                                                               $ 4.821M

                                                                                                                         Page 4 of 5

                                                         BOEING PROPRIETARY

                                                   TRANSITION SERVICES AGREEMENT
                                                             EXHIBIT B
                                                    EXHIBIT A - SELLER SERVICES


                  SERVICE                                                      BASIS OF RATE                            RATE
                  -------                                                      -------------                            ----

      RECLAIM Trade Credits                                    Seller shall provide or make available to Buyer
                                                               on an annual basis (running from June 30 to
                                                               July 1) sufficient RTC's for the continued
                                                               operation of the Business as conducted on the
                                                               Closing Date, for the equipment sold by Seller
                                                               to Buyer. Specifically, Seller shall provide to
                                                               Buyer on an annual basis RTCs adequate to
                                                               operate the emergency generator for up to 30
                                                               hours. Emergency operation of secondary
                                                               generators or other permitted equipment over
                                                               and above 30 hours annually is excluded and
                                                               it will be the responsibility of the Buyer to
                                                               obtain any additional RTC's for continued
                                                               operation, if required.

NON-RECURRING BUSINESS SYSTEM & OTHER SETUP COSTS
-------------------------------------------------
      All effort Authorized and charged under Seller           DRS will pay for costs up to, but shall not          Actual Costs
      General Order 00024                                      exceed, $400 thousand


TEMPORARY SERVICES - PERTAINS TO OCCUPANCY OF RETAINED BOEING AREAS BY THE
BUSINESS PRIOR TO CONSOLIDATION OF THE BUSINESS INTO THE BUYER'S AREAS

    SSG PROVIDED SERVICES
      Mail Services                                            Excluded                                             N/A
      Transportation                                           Excluded                                             N/A
    LOCAL (MD&SC/S&C) SERVICES
    Information Systems                                                           Same as General and Transaction Based Services
    Facilities
      Area Occupancy in Excess of Net Leased and               Cost per net Square Foot per month. Boeing           $       1.70
      Owned area (Pre-consolidation)                           agrees to work acceleration of consolidation by
                                                               1 month to March 2002 and will not charge
                                                               DRS for temporary areas after that date
                                                               assuming Buyer cooperated fully with Seller to
                                                               achieve full consolidation.
    Traffic Services                                           Excluded                                             N/A
    Security & Fire
      Uniformed Security                                       No Additional Charge
      Fire Services                                            No Additional Charge
      Investigations                                           Excluded                                             N/A
      Access Management                                        No Additional Charge
      Government Security Programs                             Excluded                                             N/A

                                                               COST PER   SERVICE        TERMINATION
                  SERVICE                                       MONTH      PERIOD       NOTICE PERIOD    POC (BOEING/DRS)
                  -------                                                  ------       -------------

      RECLAIM Trade Credits                                    No Charge   period for     Per Lease        O'Rouke/Smergalinolo
                                                                           either B/241   Agreement
                                                                           or B/222 will
                                                                           be separately
                                                                           determined
                                                                           and shall be
                                                                           equal to the
                                                                           Buyer's
                                                                           Lease for
                                                                           each
                                                                           building,
                                                                           respectively



NON-RECURRING BUSINESS SYSTEM & OTHER SETUP COSTS
-------------------------------------------------
      All effort Authorized and charged under Seller           N/A         N/A          None               Beaty/Smergalinolo
      General Order 00024


TEMPORARY SERVICES - PERTAINS TO OCCUPANCY OF RETAINED BOEING AREAS BY THE
BUSINESS PRIOR TO CONSOLIDATION OF THE BUSINESS INTO THE BUYER'S AREAS

    SSG PROVIDED SERVICES
      Mail Services                                                         None        N/A                Mackey/Rooney
      Transportation                                                        None        N/A                Mackey/Rooney
    LOCAL (MD&SC/S&C) SERVICES
    Information Systems               Same as General and Transaction Based Services                       Nissen/Walinsky
    Facilities
      Area Occupancy in Excess of Net Leased and                           Nov '01 to   Per lease          Gemmill/Rooney
      Owned area (Pre-consolidation)                                       Mar '02      Agreement




    Traffic Services                                                        None
    Security & Fire
      Uniformed Security                                                   Base Lease   Per lease Agreement  Mackey/Rooney
      Fire Services                                                        Base Lease   Per lease Agreement  Mackey/Rooney
      Investigations                                           $      -     None        N/A                  Mackey/Rooney
      Access Management                                                    Base Lease   Per lease Agreement  Mackey/Rooney
      Government Security Programs                                          None        N/A                  Mackey/Rooney

                                                                                                                         Page 5 of 5

                                                         BOEING PROPRIETARY

                         Transition Services Agreement             DRAFT 6/20/01
                                   EXHIBIT B
                           EXHIBIT B - BUYER SERVICES


                          SERVICE                    BASIS OF RATE                          RATE        COST PER MONTH
                          -------                    -------------                          ----
TEMPORARY SERVICES - PERTAINS TO BOEING OCCUPANCY OF LEASED OR OWNED
                     PROPERTY PRIOR TO COMPLETION OF THE SES CONSOLIDATION
                     INTO NEWCO AREAS
    Facilities
      Area Occupancy                      N/A - Boeing occupancy of Buyers areas will      $    --        $    --
                                          be credited against Buyer temporary areas
                                          in Boeing retained buildings or areas.


                          SERVICE                                               SERVICE PERIOD          TERMINATION NOTICE PERIOD
                          -------                                               --------------          -------------------------
TEMPORARY SERVICES - PERTAINS TO BOEING OCCUPANCY OF LEASED OR OWNED
                     PROPERTY PRIOR TO COMPLETION OF THE SES CONSOLIDATION
                     INTO NEWCO AREAS

                                                                                Per                     120 days
                                                                                Consolidation
                                                                                Plan



                                                         BOEING PROPRIETARY

                                   EXHIBIT C-1

                               222 LEASE AGREEMENT

                                                                  EXECUTION COPY









                                 LEASE AGREEMENT

                                 (Building 222)

                                 By and between

                               The Boeing Company

                                       And

                             DRS Technologies, Inc.

                            -------------------------

                           Dated as of August 3, 2001

                            -------------------------




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                     PAGE

1.    TERM.............................................................1
      A.  Initial Term.................................................1
      B.  Option to Extend the Term....................................1
      C.  Conditions Applicable to Each Extension......................2

2.    RENT.............................................................2
      A.  Base Rent....................................................2
      B.  Additional Rent..............................................2
      C.  Payment of Rent..............................................3

3.    UTILITIES........................................................3

4.    CONDITION; AS IS; DISCLAIMER.....................................4

5.    MAINTENANCE......................................................4

6.    USE..............................................................4

7.    ACCESS; PARKING..................................................5

8.    TAXES............................................................5
      A.  Payment of Real Property Taxes...............................5
      B.  Personal Property Taxes......................................5

9.    Condition at Surrender...........................................5

10.   INDEMNIFICATION AND INSURANCE....................................6
      A.  Indemnity....................................................6
      A.  Indemnity....................................................6
      B.  Tenant's Insurance...........................................7
      C.  Mutual Waiver of Claims......................................7
      D.  Mutual Waiver of Subrogation.................................8

11.   DAMAGE OR DESTRUCTION............................................8
      A.  Total Destruction or Untenantability.........................8
      B.  Partial Destruction or Untenantability.......................8
      C.  Landlord's Obligation to Restore.............................8

12.   ALTERATIONS......................................................9

13.   ENVIRONMENTAL MATTERS............................................9
      A.  Compliance with Laws and Requirements........................9
      B.  Definitions..................................................9

                                                                     PAGE

      C.  Remediation.................................................10
      D.  Documentation and Right to Inspect..........................10
      E.  Notification................................................11
      F.  Restoration.................................................12
      G.  Indemnification.............................................13
      H.  Survivability...............................................13

14.   DEFAULT.........................................................14
      A.  Events of Default...........................................14
      B.  Remedies....................................................14
      C.  General Provisions Concerning Remedies......................16
      D.  Landlord Default............................................16

15.   Successors and Assigns, Transfer By Landlord....................17
      A.  In General..................................................17
      B.  Transfers by Landlord of Landlord's Interest................17

16.   PROTECTION OF LENDERS; ESTOPPEL CERTIFICATES....................17
      A.  Protection of Lenders; Subordination Agreements.............17
      B.  Estoppel Certificates.......................................18

17.   NOTICE..........................................................18

18.   LANDLORD'S RIGHT OF ENTRY.......................................19

19.   QUIET ENJOYMENT.................................................19

20.   SEVERABILITY....................................................19

21.   HOLDOVER........................................................19

22.   CONDEMNATION....................................................20

23.   LIENS...........................................................20

24.   TARGET..........................................................20

25.   COMMON AREAS....................................................20

26.   DEMISING WALLS..................................................20

27.   MISCELLANEOUS...................................................21
      A.  Attorney's Fees.............................................21
      B.  Captions....................................................21
      C.  Time is of the Essence......................................21
      D.  Counterparts................................................21
      E.  Choice of Law...............................................21
      F.  Complete Agreement..........................................21

                                                                     PAGE


      G.  No Recordation..............................................22

EXHIBIT A   Depiction of Premises.....................................23

EXHIBIT B   Repairs and Maintenance...................................24

                                 LEASE AGREEMENT

THIS LEASE AGREEMENT ("Lease"), is made and entered into this 3rd day of August, 2001, by and between THE BOEING COMPANY, a Delaware corporation ("Landlord"), and DRS Technologies, Inc., a Delaware corporation ("Tenant"), in connection with that certain Asset Purchase Agreement, dated as of August 3, 2001 (the "Asset Purchase Agreement"), between Landlord and Tenant.

For and in consideration of the covenants and agreements herein provided, Landlord does hereby lease, demise and let unto Tenant that certain premises described as approximately and are hereby stipulated to contain 106,512 square feet of space (exclusive of shared areas) located within that certain building known as Building 222 at 3330 East Miraloma Avenue, Anaheim, California (the "Building"), together with 19,115 square feet of yard space ( together the "Premises"), all as depicted in the attached Exhibit A.

1.    TERM

      A. INITIAL TERM.

      The term of this Lease (the "Term") shall commence on the date of the Closing as defined in the Asset Purchase Agreement between the parties ("Commencement Date") and, unless terminated sooner by the terms of this Lease, shall continue for eighteen (18) months (the "Initial Term"), ending on February 3, 2003.

      B. OPTION TO EXTEND THE TERM.

      Tenant shall have the option to extend the Term for a period of one (1) year. If Tenant exercises said option, Tenant shall have the conditional right to extend the Term for a second extension period of one (1) year, as hereafter provided. The first such extension shall be referred to in this Lease as the "First Extended Term," the second such extension shall be referred to as the "Second Extended Term," and each such extension shall be referred to as an "Extended Term." If Tenant wishes to exercise an option to extend the Term, Tenant shall deliver written notice of such exercise to Landlord no later than 120 days before the expiration of the Term. If not exercised in this fashion, such options shall expire and be of no further effect. If one or more of said options are exercised, the "Term" shall be deemed to include the Initial Term and the Extended Term(s) as to which options are exercised and shall end on the last day thereof, unless sooner terminated pursuant to the terms of this Lease. The option is personal to Tenant and shall not be assigned except as provided below.

      C. CONDITIONS APPLICABLE TO EACH EXTENSION.

      Notwithstanding paragraph 1.B., Tenant may not exercise its option to extend unless (a) the Lease is in full force and effect and (b) no Event of Default has occurred and is continuing at the time of exercise of such option. In addition, no exercise to extend the Term shall be valid, and the Term shall not be extended if an Event of Default (paragraph 14) has occurred and is continuing on the date on which the Extended Term would otherwise commence; provided, however, that if Tenant exercises the extension option within the time period specified under Paragraph B above, then notwithstanding the existence of an Event of Default or the time of such attempted exercise, the option shall be deemed to have been validly exercised if the Event of Default is cured within any applicable cure period provided to the Tenant under this Lease.

2.    RENT

      A. BASE RENT.

      Tenant agrees to pay Landlord as rental for the Premises the sum indicated below during the applicable term:


      --------------------------------------------------------------------
      Initial Term                                 $156,788
      --------------------------------------------------------------------
      First Extended Term                          $159,476
      Second Extended Term                         $160,371

      --------------------------------------------------------------------

      as base rent ("Base Rent") per month, payable in advance on or before the first day of each month during the Term of this Lease without offset or other deduction. The Base Rent for any period less than a calendar month shall be prorated.

      B. ADDITIONAL RENT.

      All amounts payable by Tenant hereunder, other than Base Rent, are rent and are referred to as "Additional Rent." Additional Rent is payable by Tenant within ten days of Landlord's demand therefor. Additional Rent and Base Rent are sometimes referred to as "Rent." The utilities for the Building are not separately metered. Tenant's Pro Rata Share (as defined below) the cost of real property taxes, repairs and maintenance (including the items listed on Exhibit B), and utilities for the Building (collectively, "Operating Expenses") is included in the Base Rent, based on their average cost per square foot of the Building over Landlord's entire Anaheim campus in the year 2000 ("the Base Year"). Tenant shall reimburse Landlord as Additional Rent for its Pro Rata Share, based on the number of square feet leased by Tenant within the Building (which is equal to 56%, such percentage, Tenant's "Pro Rata Share"), of any increase in Operating

      Expenses over the Base Year, determined in the manner set forth above in accordance with the accounting practices of Landlord in effect at the commencement of the Term. Notwithstanding the foregoing, the following shall not be included in "Operating Expenses:"

            1.    capital costs or expenditures;
            2.    depreciation on the Building;
            3. costs for which Landlord is reimbursed by its insurer or any third party's insurer;
            4.    ground rent;
            5. any increase in real property taxes due to a reassessment upon a sale of the Building;
            6. leasing or brokerage fees, commissions or expenses and attorneys' fees and disbursements incurred in connection with lease preparation or negotiation for the Building or litigation existing as of the date hereof;
            7.    salaries of personnel above the level of Manager - Plant
                  Services;
            8. interest or principal or other payments on mortgage or other debt costs, if any, or any payments whatsoever on any ground leases;
            9. capital expenditures incurred in connection with compliance with laws, unless expenditures are the result of the specific operations of Tenant's business as compared with the occupancy of the Premises by tenants generally;
            10. taxes as measured by the net income of Landlord from the operation of the Building;
            11.   janitorial services; and
            12.   costs that are paid directly by Tenant.

      C. PAYMENT OF RENT.

      All Rent shall be paid in immediately available funds and in lawful money of the United States without deduction, withholding, set-off, or (except as expressly provided for in this Lease) abatement of any kind. The payment of Rent is an independent covenant.

3.    UTILITIES

Landlord shall furnish electric power and water. Landlord shall also provide heating and air conditioning at levels and during such hours as are customary for buildings of similar use and character in Landlord's Anaheim Campus. Landlord's obligation to supply electric power and water is contingent upon the supply of such services to the Building from the purveyors thereof, and Landlord shall have no liability to Tenant, nor shall Tenant have the right to withhold or abate the payment of Rent, in the event that any such service is curtailed or suspended as a result of causes beyond the reasonable control of Landlord. Landlord shall be entitled to subscribe to interruptible programs to reduce the cost of electric power. Any curtailment imposed by the Independent System Operator under such a program shall be deemed beyond the reasonable control of Landlord.

4.    CONDITION; "AS IS;" DISCLAIMER

Tenant shall accept the Premises in their condition as of the execution of the Lease, subject to all recorded or unrecorded matters, laws, ordinances, and governmental regulations and orders. Landlord represents and warrants that except as disclosed in the Asset Purchase Agreement, it has not received from any public agency any notice that the Premises are in violation of any federal, state or local law or regulation. Except as expressly provided herein OR IN THE ASSET PURCHASE AGREEMENT, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation, express or implied, as to the condition of the Premises or the suitability of the Premises for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Premises and, Except as expressly provided herein OR IN THE ASSET PURCHASE AGREEMENT, is not relying on any representations of Landlord with respect thereto. Landlord and Tenant expressly agree that there are and shall be no implied warranties of merchantability, habitability, suitability, fitness for a particular purpose or of any other kind arising out of this Lease, other than Landlord's warranty of title and of quiet enjoyment set out in Paragraph 19. EXCEPT AS EXPRESSLY PROVIDED IN ARTICLE x OF THE aSSET pURCHASE aGREEMENT, TENANT HEREBY WAIVES, RELEASES, AND RENOUNCES ANY AND ALL CLAIMS AGAINST LANDLORD FOR DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO OR IN ANY WAY ARISING OUT OF ANY CONDITION, DEFECT OR NONCONFORMANCE IN THE PREMISES.

5.    MAINTENANCE

Landlord, at Landlord's sole cost and expense, is responsible for keeping the Premises and the Building, including the foundation, exterior walls, floor, roof and structural parts of the Premises and Building and all building systems and equipment in good operating condition, except for normal wear and tear, casualty, and condemnation. Tenant shall be responsible for repairing any damage to the Premises or the Building, other than ordinary wear and tear, caused by Tenant's use of the Premises (subject to the waiver of claims in paragraph 10.C).

6.    USE

Tenant will occupy the Premises for the purpose of operating the Business, as such term is defined in the Asset Purchase Agreement. The Premises shall not be used for any other purpose without first obtaining the written consent of the Landlord, which consent shall not be unreasonably withheld. In its use of the Premises, the Tenant shall not violate any applicable law, ordinance, deed restriction or regulation affecting the Building or any part thereof. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be responsible for any violation of applicable law existing as of the date hereof with respect to the Premises or the Building, or for any capital expenditures required for the Premises or the Building to comply with applicable law, unless necessitated by Tenant's specific business operations within the Premises (as compared with the occupancy of the Premises by tenants generally) or triggered by alterations requested by or performed by Tenant.

7.    ACCESS; PARKING

Landlord shall provide Tenant unrestricted access to the Premises on a 24 hour a day, 7 day a week basis. Tenant shall have the right to use up to 265 unassigned, general parking spaces in the parking lot in common with the other tenants of the Building and other buildings owned and occupied by Landlord.

8.    TAXES.

      A. PAYMENT OF REAL PROPERTY TAXES. Landlord shall be responsible for the payment of all real property taxes affecting the Premises and shall keep the Premises free and clear of any liens, charges, and encumbrances of any taxing authority for the collection of unpaid real property taxes which accrue during the Term.

      B. PERSONAL PROPERTY TAXES. Tenant shall pay directly all taxes charged against trade fixtures, furnishings, equipment, inventory, or any other personal property belonging to Tenant which may be located in the Premises.

9.    CONDITION AT SURRENDER

At the termination of the Term of this Lease, Tenant shall remove all of its personal property (repairing any damage caused by such removal) and surrender the Premises to Landlord in the same condition as at the Commencement Date, broom-swept clean, except for normal wear and tear, casualty, matters covered by the mutual waiver of claims (paragraph 10.C), condemnation, alterations permitted by Landlord and Section 13 hereof. The provisions of this paragraph shall survive the expiration or termination of this Lease.

10.   INDEMNIFICATION AND INSURANCE

      A. INDEMNITY BY TENANT

      Tenant shall indemnify and hold Landlord harmless from and against any and all claims or liability for bodily injury to or death of any person or damage to any property arising out of Tenant's use of the Premises or from the conduct of Tenant's business, or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises, except:

            (i.) claims and liabilities to the extent caused by any negligence on the part of Landlord, its agents, employees, contractors or invitees; or

            (ii.) claims and liabilities for property damage addressed in Clause
                  (E) entitled "Mutual Waiver of Claims."

      Such indemnity shall include all reasonable costs, attorneys' fees and expenses incurred in the defense of any such claim or any action or proceeding brought thereon. This indemnity will be applicable to a claim only if the Landlord:

            (i.) notifies Tenant of the claim or liability in writing within sixty (60) days after the Landlord receives notice of the claim or liability;

            (ii.) permits Tenant to defend or settle against the claim or liability; and

            (iii.) cooperates with Tenant in any defense or settlement against the claim or liability.

      This Section 10A shall survive the expiration or termination of this Lease.

      B. INDEMNITY BY LANDLORD

      Landlord shall indemnify and hold Tenant harmless from and against any and all claims or liability for bodily injury to or death of any person or damage to any property arising out of the conduct of Landlord, or from any activity, work, or thing done, permitted or suffered by Landlord in or about the Building, except:

            (i.) claims and liabilities to the extent caused by any negligence on the part of Tenant, its agents, employees, contractors or invitees; or

            (ii.) claims and liabilities for property damage addressed in Clause
                  (E) entitled "Mutual Waiver of Claims."

      Such indemnity shall include all reasonable costs, attorneys' fees and expenses incurred in the defense of any such claim or any action or proceeding brought thereon. This indemnity will be applicable to a claim only if the Tenant:

            (i.) notifies Landlord of the claim or liability in writing within sixty (60) days after the Landlord receives notice of the claim or liability;

            (ii.) permits Landlord to defend or settle against the claim or liability; and

            (iii.) cooperates with Landlord in any defense or settlement against the claim or liability.

      This Section 10B shall survive the expiration or termination of this Lease.

      C. TENANT'S INSURANCE

      Tenant, at Tenant's own cost and expense, will provide and keep in full force and effect during the Term of this Lease, public liability insurance with limits of not less than One Million Dollars ($1,000,000) covering bodily injury to persons, including death and loss of or damage to real and personal property. Such insurance may be provided under Tenant's blanket public liability insurance policy. During the Term of the Lease, Landlord shall be named as an additional insured under such insurance to the extent of Tenant's undertaking set forth in Clause A, entitled "Indemnity." A certificate evidencing such insurance coverage shall be delivered to Landlord not less than fifteen (15) days prior to the commencement of the Term hereof or the date when Tenant shall enter into possession, whichever occurs later. Such certificate of insurance will provide for fifteen (15) days advance notice in the event of cancellation.

      D. LANDLORD'S INSURANCE

      Landlord, at Landlord's own cost and expense, will maintain and keep in full force and effect during the Term of this Lease, a policy or policies of insurance covering loss or damage to the Building in the amount of the full replacement value thereof (exclusive of Tenant's alterations, trade fixtures, equipment and personal property) providing protection against all perils included in an "all risk" property insurance policy, subject however to the following paragraph E, "Mutual Waiver of Claims."

      E. MUTUAL WAIVER OF CLAIMS

      Landlord and Tenant do each herewith and hereby release and relieve the other, and waive their entire claim of recovery for loss or damage to property arising out of or incident to fire, lightning or any other perils normally included in an "all-risk" form property insurance policy when such property constitutes the Premises or the Building or is in, on or about the Premises, Building or land on which the Building is situated whether or not such loss or damage is due to the negligence of

      Landlord or Tenant, their agents, employees, guests, licensees, invitees or contractors.

      F. MUTUAL WAIVER OF SUBROGATION

      Each of Landlord and Tenant shall cause its insurance carriers to waive all rights of subrogation against the other party hereto to the extent of Landlord's or Tenant's undertaking set forth in Clause A or B above entitled respectively "Indemnity by Tenant," "Indemnity by Landlord," and Clause E entitled "Mutual Waiver of Claims."

11.   DAMAGE OR DESTRUCTION

      A. TOTAL DESTRUCTION OR UNTENANTABILITY

      In the event the Premises or any significant portion of the Building are totally destroyed or rendered wholly untenantable by any cause, as determined by Landlord in Landlord's reasonable judgment, this Lease shall cease and terminate on the date of the destruction or casualty.

      B. PARTIAL DESTRUCTION OR UNTENANTABILITY

      In the event that the Premises is partially destroyed or rendered partially unusable by Tenant for the purposes set forth in paragraph 6, entitled "Use," by any cause, and if the destruction or damaged improvements can not be restored within ninety (90) days as determined by Landlord in Landlord's reasonable judgment, Landlord shall promptly so notify Tenant and either party may elect upon ten (10) days written notice to the other party to terminate this Lease; provided, however, that if such damage or destruction is repaired within such ten (10) day period, then such termination notice shall be of no force and effect (the portion of the Premises damaged or destroyed or rendered unusable shall be referred to as the "Affected Space"). In the event that neither the Landlord nor the Tenant elects to terminate this Lease as provided in this paragraph 11.B, and the damage was not caused by the negligent or intentional act of the Tenant, the Base Rent payable with respect to the remaining Premises until the Premises has been restored, shall be reduced to the amount determined by multiplying the Base Rent otherwise payable by a fraction, the denominator of which shall be the total rentable square feet of the Premises as of the day of the casualty resulting in the damage or destruction, and the numerator of which shall be an amount equal to the number of gross square feet of the Premises less the number of gross square feet of the Affected Space.

      C. LANDLORD'S OBLIGATION TO RESTORE

      In the event that the Premises is partially destroyed or rendered partially untenantable by any cause and this Lease is not terminated as provided herein, Landlord shall promptly rebuild and restore the Building and the Premises to their prior condition and diligently prosecute the work to completion; provided, however, that if the Premises and Building are not restored within one hundred eighty (180) days, Tenant may terminate this Lease upon notice to Landlord.

12.   ALTERATIONS.

Tenant shall not make any structural alterations, improvements, or modifications to the Premises or which affect the exterior of the Premises without Landlord's prior written consent, which Landlord may withhold in its sole discretion. Tenant may, however, install trade fixtures, which Tenant may remove at the end of the Term, provided it repairs at its own cost any damage resulting from such removal. At the end of the Term, at Landlord's option, Tenant shall restore any alterations, structural or otherwise, to their condition at the commencement of the Term, provided that Landlord notifies Tenant in writing at the time of Landlord's consent. Tenant shall have the right, upon prior written notice to Landlord, to install signage identifying Tenant at the entrances to the Premises and the Building, and on the exterior of the Building, provided that the size and location of such signage shall be subject to Landlord's reasonable approval.

13.   ENVIRONMENTAL MATTERS

      A. COMPLIANCE WITH LAWS AND REQUIREMENTS.

      Except as otherwise agreed by Landlord in writing or as set forth in
      Section 6.9 of the Asset Purchase Agreement or the Transition Services Agreement dated August 3, 2001 between Landlord and Tenant (the "TSA"), Tenant shall be solely responsible at its expense for obtaining any permits, licenses or approvals, and for preparing, maintaining and submitting any records or reports, as required under applicable Environmental Laws and Requirements for its operations hereunder. Tenant shall comply with any and all applicable Environmental Laws and Requirements and shall not cause, permit or allow the presence of and shall not generate, release, store, or deposit any Hazardous Substances on or about the Premises in violation of any applicable Environmental Laws and Requirements. Tenant shall not release any Hazardous Substances into the soil, water (including groundwater) or air of the Premises or onto any other adjoining property in violation of Environmental Laws and Requirements. In the event of a spill or other release of Hazardous Substances caused by Tenant, its agents, employees or invitees at or from the Premises, Tenant shall undertake prompt response as required by law, including but not limited to reporting to appropriate agencies, and shall notify Landlord of same as soon as possible.

      B. DEFINITIONS:

                        1) As used herein, the term "Hazardous Substance" means any hazardous, toxic, chemical, or dangerous substance, pollutant, contaminant, waste or material, including petroleum, which is regulated under any and all federal, state, or local statute, ordinance, rule, regulation, or common law relating to chemical management, environmental protection, contamination, or cleanup including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended (42 U.S.C. ss. 9601 et seq.), the Resource Conservation and Recovery Act as amended (42 U.S.C. ss. 6901 et seq.) or any other Federal, state, county, or city law, regulation or ordinance relating to the protection of the environment or of human health.

                        2) As used herein the term "Environmental Laws and Requirements" means any and all federal, state, local laws, statutes (including without limitation the statutes referred to in paragraph 13(b)(1), above), ordinances, rules, regulations and/or common law relating to environmental protection, contamination, the release, generation, production, transport, treatment, processing, use, disposal, or storage of Hazardous Substances, and the regulations promulgated by regulatory agencies pursuant to these laws, and any applicable federal, state, and/or local regulatory agency-initiated orders, requirements, obligations, directives, notices, approvals, licenses, or permits, including but not limited to those for the reporting, investigation, cleaning, or remediation of any Hazardous Substances on the Premises.

      C. REMEDIATION.

                        1) Should Tenant fail to perform any of its obligations pursuant to this agreement or to any and all applicable Environmental Laws and Requirements, Tenant shall at its own expense promptly remedy such noncompliance. Tenant shall at its own expense clean up or remediate any Hazardous Substance which Tenant has caused to be released at or from the Leased Premises to the extent required by applicable Environmental Laws and Requirements. Should Tenant fail so to do, Landlord shall have the right, but not the duty, to enter the Leased Premises personally or through its agents, consultants, or contractors to perform the same and Tenant shall promptly pay to Landlord on demand and as Additional Rent all costs and expenses incurred by Landlord thereby. Further, Tenant shall hold Landlord harmless from any losses, including claims of third parties, resulting from Tenant's noncompliance with Environmental Laws and Requirements, or from any unsafe condition or release of Hazardous Substances caused by Tenant.

                        2) From and after the Commencement Date, if any environmental conditions are discovered at, on, under or migrating from the Premises that may require investigation and/or remediation, there shall be a rebuttable presumption that such conditions are the result of activities or occurrences that existed or arose prior to the Commencement Date. Landlord shall bear the burden of proof if it contends that such conditions are a result of the actions of Tenant or its agents, employees, contractors or invitees after the Commencement Date.

      D. DOCUMENTATION AND RIGHT TO INSPECT.

      Tenant shall provide copies to Landlord of any reports regarding its operations at the Premises which are submitted to governmental agencies pursuant to any Environmental Laws and Requirements. Tenant shall also make available to Landlord upon request all permits and approvals, and all records maintained by Tenant pursuant to any Environmental Laws and Requirements. During the Term, Landlord and/or its agents or employees shall have the right to periodically inspect the Premises at reasonable times upon prior notice to Tenant and accompanied by a Tenant representative to confirm that Tenant is in compliance with the terms of this Agreement, including compliance with any and all Environmental Laws and Requirements. Further, if Landlord at any time should have any cause to believe that any Hazardous Substances are or at any time during the term of this Lease have been released at or from the Premises without strict compliance with all Environmental Laws and Requirements or in a manner which may give rise to liability for environmental cleanup, damage to property, or personal injury to Landlord, or any other person, Landlord shall have the right at its discretion, but not the duty, to enter, at any reasonable time upon prior notice to Tenant and accompanied by a Tenant representative, and conduct an inspection of the Premises including invasive tests to determine whether, and the extent to which, Hazardous Substances have been released. Tenant hereby grants to Landlord, and its employees, agents, employees, consultants, and contractors the right to enter the Premises upon reasonable notice to Tenant and to perform such tests on the Premises as are reasonably necessary in the opinion of Landlord to conduct such investigations. Landlord shall conduct any discretionary tests or investigations in a manner which will not materially affect Tenant's operations at the Premises. If, however, such tests or investigations are required to comply with any Environmental Laws or Regulations, Landlord shall make reasonable efforts to conduct those tests or investigations in a manner that will not materially affect Tenant's operations at the Premises. Landlord may retain any independent qualified professional consultant to enter the Premises to conduct such inspections. Such consultant's reasonable fee shall be payable by Tenant if such consultant determines that Tenant's activities constitute a material violation of Environmental Laws and Requirements or have resulted in the release of Hazardous Substances into the environment which may give rise to liability for environmental cleanup, damage to property, or personal injury to Landlord or any other person; otherwise, such fee shall be payable by Landlord.

      E.  NOTIFICATION.

      Each party shall promptly notify the other party hereto (and shall enclose all relevant notices and written materials, of (i) any inquiry, action or proceeding initiated by any governmental agency or any third party with respect to any release of Hazardous Materials, any violation of Environmental Laws, in each case specifically relating to the Premises or the Building (a "Proceeding"), (ii) any material event, filing, notice or action relating to any Proceeding, and (iii) any filing or communication with or to any governmental agency reflecting any material change or event relating to use of Hazardous Materials in, on or around the Premises. Tenant shall permit Landlord to review, extract or copy all MSDS's for Hazardous Materials used, stored or emitted from the Premises. In addition, Tenant and Landlord shall each immediately notify the other, both orally and in writing, of any release of Hazardous Materials arising out of or related to its respective operations and will identify whether such release, in such party's reasonable opinion, (1) is required to be reported to any applicable governmental agency, (2) potentially poses any risk or exposure to other occupants of the Building,
      (3) has the potential to be released into any common Building area or system (including HVAC, adjacent premises, industrial or sanitary waste water disposal or treatment system), or (4) has the potential to exceed or violate any permit held by Tenant or held by Landlord of which Tenant or Landlord, respectively, is aware. In addition, each party shall notify the other of any enforcement, cleanup, removal or other governmental or regulatory action instituted or completed pursuant to any Environmental Laws.

      Without in any way limiting the generality of the foregoing, each party will provide to the other party, within 10 working days after the Commencement Date, a report listing the names and quantities of all Hazardous Materials to be used, generated or stored by such party (other than those used, generated or stored in normal office operations) in the Premises. Throughout the term of this Lease, each party shall notify the other party within 10 working days after any of the following occurrences in connection with the use of the Premises: (1) such party increases the amount of a previously disclosed Hazardous Material so that at any one time, its storage, use or generation of such Hazardous Material exceeds 55 gallons, 500 lbs. or 200 cubic feet; (2) such party adds a new Hazardous Material in an amount such that at any one time, its storage, use or generation of such Hazardous Material exceeds 55 gallons, 500 lbs. or 200 cubic feet; or (3) such party increases the quantity of its storage, use or generation of any previously identified Hazardous Material by 100% or more.

      F.  RESTORATION.

      With reasonable promptness following the expiration or earlier termination of this Lease, Tenant shall, at Tenant's sole expense, if and to the extent applicable, perform each of the following:

                  (i) remove from the Premises all Hazardous Materials then stored or used by Tenant at the Premises and all of Tenant's personal property; and

                  (ii) to the extent necessitated by Tenant's use of Hazardous Materials of a type or in a manner inconsistent with Landlord's prior use of Hazardous Materials at the Premises, decontaminate, or pay for decontamination in order to neutralize or remove any chemical residues, in accordance with commercially reasonable standards and applicable Environmental Laws, all piping, conduits, pits, sumps, trenches, walls, pilings, floors and tanks which (A) will remain in or about the Premises and (B) were used by Tenant for the handling, conveyance and/or discharge of Hazardous Materials of a type or in a manner inconsistent with Landlord's prior use of Hazardous Materials at the Premises or were contaminated with Hazardous Materials used by Tenant of a type or in a manner inconsistent with Landlord's prior use of Hazardous Materials at the Premises.

      G. INDEMNIFICATION.

      Tenant shall indemnify, hold harmless, and defend Landlord, and its directors, officers, employees, agents, assigns, and attorneys from any and all claims, damages, response costs, and expenses arising out of or in any way relating to the violation of any Environmental Laws and Requirements, or to the generation, release, storage, deposit or disposal of Hazardous Substances, to the extent caused by Tenant, its agents, employees, contractors and invitees at any time during the Term of the Lease, including but not limited to: (1) claims of third parties, including governmental agencies, for damages (including personal injury and/or property damage), response costs, fines, penalties, injunctive or other relief; (2) the cost, expense, or loss to Landlord of any injunctive relief, including preliminary or temporary injunctive relief, applicable to the Landlord or the Premises; and (3) the expense of reporting the existence of Hazardous Substances to any agency of any state government or the United States as required by applicable laws or regulations, before and after any trial or appeal therefrom whether or not taxable as costs; all of which shall be paid by Tenant when accrued. Similarly, Landlord shall indemnify, hold harmless, and defend Tenant, and its directors, officers, employees, agents, assigns, and attorneys from any and all claims, damages, response costs, and expenses arising out of or in any way relating to the violation of any Environmental Laws and Requirements, or to the generation, release storage, deposit or disposal of Hazardous Substances, to the extent caused by Landlord, its agents, employees and invitees. Notwithstanding the foregoing, neither party shall be liable for consequential damages, lost profits, or diminution in value of the other party's property.

      H.  SURVIVABILITY .

      Except as set forth in Section 13.H, the provisions of this Section 13 shall survive the expiration or termination of this Lease.

14.   DEFAULT

      A. EVENTS OF DEFAULT.

      Each of the following shall be an event of default (each, an "Event of Default") under this Lease:

        (1) Tenant shall fail to pay Rent under this Lease within five days after it is due and such failure shall continue for a period of ten days after written notice from Landlord.

        (2) Tenant shall abandon or vacate the Premises, unless Tenant provides adequate security for the Premises, evidence of the continuation of insurance coverage and is otherwise complying with the terms of the Lease, including the payment of Rent.

        (3) Tenant shall fail to obtain or maintain any policy of insurance required pursuant to the terms of this Lease.

        (4) Tenant shall fail to execute any subordination agreement (paragraph 16.A) or estoppel certificate (paragraph 16.B) required by the terms of this Lease.

        (5) Tenant shall permit or suffer a lien that Landlord has required Tenant to remove pursuant to paragraph 23.

        (6) Tenant shall fail to perform any of Tenant's other obligations under this Lease and such failure shall continue for a period of 30 days after written notice from Landlord; provided that if more than 30 days shall be required to complete such performance, Tenant shall not be in default if Tenant shall commence such performance within the 30 day period and shall thereafter diligently pursue its completion. Any notice provided to Tenant shall be in lieu of, and not in addition to, any notice required under the California Code of Civil Procedure or other applicable law, and any cure period provided herein shall run concurrently with any cure period provided by applicable laws.

        (7) Tenant shall make a general assignment or general arrangement for the benefit of creditors; a petition for adjudication of bankruptcy or for reorganization or rearrangement shall be filed by or against Tenant and shall not be dismissed within 90 days; a trustee or receiver shall be appointed to take possession of substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease and possession shall be subjected to attachment, execution or other judicial seizure which shall not be discharged within 90 days.

      B. REMEDIES.

      If an Event of Default occurs and is continuing, Landlord may, at any time thereafter, with or without notice or demand (except as expressly provided herein) and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

        (a) Peaceably reenter the Premises upon voluntary surrender by Tenant or remove Tenant and any other persons occupying the Premises therefrom, using such legal proceedings as may be available;

        (b) In addition to reentry under (a) above, terminate this Lease. Upon such termination, Landlord may recover from Tenant the following: (i) the worth at the time of award of the unpaid Rent and other charges under this Lease that had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid Rent and other charges under this Lease which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid Rent and other charges under this Lease for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or that in the ordinary course of things would be likely to result therefrom. As used herein, the following terms are defined: (a) The "worth at the time of award" of the amounts referred to in clauses
        (i) and (ii) is computed by allowing interest at the lesser of 15 percent per annum or the maximum lawful rate. The "worth at the time of award" of the amount referred to in clause (iii) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 3 percent.

        (c) In addition to reentry pursuant to paragraph (a) above, elect in writing to terminate Tenant's right to possession without terminating the Lease. In such case, the Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover Rent as it becomes due. Any such payments due Landlord shall be made upon demand therefor from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due from time to time. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect in writing to terminate this Lease for such previous breach.

        (d) With respect to a default under paragraph 14.A(3), Landlord may, but shall not be required to, pay any premiums necessary to keep any required insurance in force or to obtain replacement policies of insurance and the cost of said premiums upon Landlord's demand shall be promptly reimbursed by Tenant to Landlord as Additional Rent. With respect to a default under paragraph

        14.A(5), Landlord may, but shall not be required to discharge said lien and the amount so paid by Landlord shall be promptly reimbursed by Tenant to Landlord as Additional Rent.

      C. GENERAL PROVISIONS CONCERNING REMEDIES.

      For purposes of calculating the damages which Landlord may recover from Tenant pursuant to this paragraph 14, all amounts payable by Tenant in excess of Base Rent shall be deemed Additional Rent. For the purpose of calculating Landlord's damages by reason of Tenant's failure to pay all sums other than Base Rent that would have been payable hereunder if this Lease had not been terminated, such sums shall be those that would have been so payable hereunder as of the time of the award. On any termination, Landlord's damages for default shall include all reasonable costs and fees, including reasonable attorneys' fees that Landlord shall incur in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease, the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Premises. To the extent permitted by applicable law, any and all rights and remedies which Landlord may have under this Lease and at law and equity shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time to the greatest extent permitted by law. All costs incurred by Landlord in connection with collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including by way of example, but not limitation, reasonable attorneys' fees from the date any such matter is turned over to an attorney, shall also be recoverable by Landlord from Tenant. Landlord and Tenant agree that any action or proceeding arising out of this Lease shall be heard by a court sitting without a jury, in the State of California and each party hereby waives all rights to a trial by jury.

      D. LANDLORD DEFAULT.

      (a) Tenant shall give notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord. Landlord shall not be in default under this Lease unless Landlord shall fail to cure such nonperformance within 30 days after receipt of Tenant's notice. However, if such nonperformance shall reasonably require more than 30 days to cure, Landlord shall not be in default if such cure shall be commenced within such 30 day period and thereafter diligently pursued to completion.

      (b) With respect to a default under Section 10.D, Tenant may, but shall not be required to, pay any premiums necessary to keep any required insurance in force or to obtain replacement policies of insurance and the cost of said premiums upon Tenant's demand shall be deducted from amounts due to Landlord as Rent.

15.   SUCCESSORS AND ASSIGNS, TRANSFER BY LANDLORD

      A. IN GENERAL.

      The parties agree that all provisions of this Lease are to be construed as covenants and agreements as though the words imparting those covenants and agreements were used in each separate paragraph of the Lease. Subject to the provisions of this paragraph 15, all of the provisions of this Lease shall bind and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns, but Tenant shall not assign this Lease nor sublease the Premises nor grant to any other person or party the right or license to possess the Premises in whole or in part without the prior written consent of Landlord, which Landlord may withhold in its sole discretion. Notwithstanding the foregoing, Tenant may assign this Lease to any entity controlling, controlled by, or under common control with Tenant, so long as Tenant notifies Landlord in writing prior to such assignment. No such assignment shall relieve Tenant of liability hereunder.

      B. TRANSFERS BY LANDLORD OF LANDLORD'S INTEREST.

      No owner of the Premises shall be liable under this Lease except for breaches of Landlord's obligations occurring while owner of the Premises and nothing contained in this Lease shall be construed to permit Tenant to offset against rents due a successor landlord, a judgment (or other judicial process) requiring the payment of money by reason of any default of a prior landlord. In pursuing any remedies under this Lease against the Landlord or any of its successors or assigns as owner of the Premises, including the holder of any ground lease, deed of trust or mortgage encumbering the Premises, or any purchaser or transferee pursuant to the foreclosure or transfer of the Premises under any such instrument becomes the Landlord, Tenant shall look solely to the interest of said party in the Premises and not to the other assets of Landlord or such successor. Landlord's liability under this Lease shall be limited to Landlord's estate and interest in the Building (or to the proceeds thereof) and no other property or other assets of Landlord or its partners (if Landlord is a partnership), agents, employees, legal representatives, successors or assigns, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use and occupancy of the Premises.

16.   PROTECTION OF LENDERS; ESTOPPEL CERTIFICATES

      A. PROTECTION OF LENDERS; SUBORDINATION AGREEMENTS.

      Tenant agrees that this Lease shall be subordinate to any ground lease or underlying lease, mortgage or deed of trust or other lien covering the Premises or any portion of the Premises, upon and subject to the following terms and conditions. Such subordination shall be evidenced by the execution by Tenant and the lender of a subordination, nondisturbance and attornment agreement in form reasonably satisfactory to the lender and Tenant or otherwise in a form used in similar transactions; provided that the agreement may not change any of Tenant's obligations under the Lease. Said agreement shall include a provision to the effect that in the event of a termination of the ground or underlying lease or foreclosure of the mortgage, deed of trust or other lien in favor of the secured party, or upon a sale of the property encumbered thereby pursuant to the trustee's power of sale, or upon a transfer of the Property by deed in lieu of foreclosure, then for so long as Tenant is not in default under the terms, covenants and conditions of this Lease, this Lease shall continue in full force and effect as a direct lease between the owner or succeeding owner of the Property, as Landlord, and Tenant for the balance of the term of this Lease, upon and subject to all of the terms, covenants and conditions of this Lease.

      B. ESTOPPEL CERTIFICATES.

      Each party hereto shall, upon request from the other party, at any time and from time to time execute, acknowledge and deliver to such party a written statement, in the form generally acceptable to institutional purchasers or lenders certifying as follows: that this Lease is unmodified and in full force and effect (or if there has been modification thereof, that the same is in full force and effect as modified and stating the nature thereof); that to the best of its knowledge there are no uncured defaults on the part of the other party hereto (or if any such default exists, the specific nature and extent thereof); the date to which any rents and other charges have been paid in advance, if any; and such other matters relating to the obligations of the parties under the Lease as are typically contained in such certificates.

17.   NOTICE

Where provision is made herein for notice of any kind, it shall be deemed sufficient, if such notice if addressed as shown below:

      To Landlord:
                  The Boeing Company
                  C/o Boeing Realty Corporation
                  3760 Kilroy Airport Way, Suite 500
                  Long Beach, CA  90806

                  ATTN.:  Lease Administrator
                  TEL.: (562) 627-4900
                  FAX: (562) 627-4906

      To Tenant:

                  DRS Technologies, Inc.
                  5 Sylvan Way
                  Parsippany, NJ 07054
                  Attention: Nina Laserson Dunn, Executive Vice President, General Counsel and Secretary
                  Telephone:  (973) 898-6020
                  Telecopier: (973) 898-0717

All such notices shall be delivered by recognized overnight delivery service for next business day delivery, with all fees prepaid.

18.   LANDLORD'S RIGHT OF ENTRY

Landlord shall have the following rights without effecting an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for abatement of Rent, when accompanied by a Tenant representative and upon reasonable prior notice to Tenant: (i) To enter the Premises as reasonably necessary to conduct inspections or to ensure that Tenant is complying with its obligations hereunder; (ii) To install and maintain signs on the exterior and interior of the Building, except within the Premises, provided the signs do not block either completely or partially the exterior windows of the Premises; (iii) To have pass keys to the Premises; (iv) To decorate, remodel, repair, alter or otherwise prepare the Premises for re-occupancy during the last six (6) months of the Term hereof if, during or prior to such time, Tenant has vacated the Premises, or at any time after Tenant abandons the Premises; (v) To do or permit to be done any work in or about the exterior of the Building or any adjacent or nearby building, land, street or alley; or (vi) to place "for sale" signs on the Land or the Building and to enter the Premises with brokers, appraisers, engineers or other consultants and to show the Premises to prospective purchasers.

19.   QUIET ENJOYMENT

Landlord warrants and covenants that, during the Lease Term, Tenant shall have the exclusive right to possession and quiet enjoyment of the Premises and shall have, hold and enjoy the Premises peacefully and quietly, without any manner of let, suit, trouble or hindrance by any person claiming by or through Landlord.

20.   SEVERABILITY

If a court of competent jurisdiction shall determine, to any extent, that any provision, term or condition of this Lease shall be invalid or unenforceable, that determination shall not affect the remainder of this Lease, and each provision, term or condition in the remainder of this Lease shall be valid and enforceable to the extent permitted by law.

21.   HOLDOVER

Any holding over after the expiration of the Lease Term of this Lease with the written consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions as set forth in this Lease except that the amount of Rent due during the hold-over period shall be 125% the amount of Rent due under the Lease, provided that if Tenant shall hold over without the written consent of Landlord, Tenant shall in addition be liable to Landlord for and shall hold Landlord harmless from any and all damages to which Landlord is legally entitled as a result of such holding over.

22.   CONDEMNATION

If any part of the Premises should be taken under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with Tenant's use of the Premises, then upon 30 days' prior written notice by Tenant this Lease shall terminate and Base Rent shall be apportioned as of the date of title vesting in such proceeding or purchase. Otherwise, this Lease shall not terminate, but the Base Rent payable hereunder during the unexpired term (or period of such taking if shorter) shall be reduced to such extent as may be fair and reasonable under the circumstances. Landlord shall be entitled to receive the entire price or award from any such taking. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for Tenant's goodwill, moving expenses and damage to the property that Tenant is permitted to remove under this Lease and other items recoverable by Tenant under applicable law (excluding Tenant's leasehold interest).

23.   LIENS

Tenant shall keep the Premises, the Building, and the land on which the Building is located free and clear of all liens of any third parties arising out of Tenant's actions or the conduct of Tenant's business. Tenant shall discharge any such liens at Landlord's request.

24.   TARGET

During the Term of this Lease, Tenant may use the target near Landlord's Building 257, and Landlord will take no action which interferes with the unobstructed line of sight between the Premises and the target.

25.   COMMON AREAS

      Tenant shall have the use, in common with Landlord and other tenants of the Building, of the common areas shown as "shared" on Exhibit A.

26.   DEMISING WALLS

      As soon as practicable after the commencement of the Term, Landlord shall construct, at its expense, the demising walls and other improvements reasonably necessary to insure that the Premises are separate and secure from the remainder of the Building, which construction shall be substantially in compliance with the terms and conditions of the Transition Services Agreement between Landlord and Tenant, executed concurrently with the Asset Purchase Agreement.

27.   MISCELLANEOUS

      A. ATTORNEY'S FEES

      If either party brings an action to enforce the provisions, terms and conditions in this Lease or to declare rights hereunder, the prevailing party in that action shall be entitled to reasonable attorneys' fees to be paid by the other party, as such costs and fees may be fixed by the court.

      B. CAPTIONS

      The marginal headings or titles to the sections of this Lease are not a part of the Lease but are inserted only for convenience. They shall have no effect on the construction or interpretation of any part of this Lease.

      C. TIME IS OF THE ESSENCE

      Time is of the essence in the performance of all covenants and conditions of this Lease in which time is a factor.

      D. COUNTERPARTS

      This Lease may be executed in any number of counterparts, each of which when executed and delivered shall constitute an original Lease, but all of which together shall constitute one and the same Lease.

      E. CHOICE OF LAW

      This Lease shall be governed by the Laws of the State of California.

      F. COMPLETE AGREEMENT

      This Lease contains the entire and complete agreement between the parties hereto, with all previous negotiations, warranties, covenants, conditions and promises being merged herein. Landlord and Tenant further agree that no alteration, amendment or modification to this Lease shall be binding upon Landlord or Tenant unless same is first reduced to writing and signed by both Landlord and Tenant. Landlord and Tenant further warrant to one another that they will not assert any promise, condition, covenant, warranty or other consideration made either prior to or subsequent to the execution of this Lease.

      G. NO RECORDATION.

      Neither party shall record this Lease.

Executed in duplicate as of the date first written above.

LANDLORD:                             TENANT:

The Boeing Company                    DRS Technologies, Inc.


By:                                   By:
   ---------------------------           ---------------------

Title:                                Title:
      ------------------------------        ------------------

                                    EXHIBIT A

                              Depiction of Premises

                                    EXHIBIT B

                             Repairs and Maintenance

Refuse Disposal Contract
Landscaping Maintenance Contract
Filter Replacement Contract
DI & RO Water Maintenance Contract
Gas Detection Maintenance Contract
Cooling Tower Maintenance Contract
Chiller Maintenance Contract
Boiler Maintenance Contract
Roofing Maintenance Contract
Street Sweeping Contract
Window Washing Contract
Planned Maintenance Labor
Planned Maintenance Material
Unplanned Maintenance Labor
Unplanned Maintenance Material

                                   EXHIBIT C-2

                               241 LEASE AGREEMENT

                                                                  EXECUTION COPY









                                 LEASE AGREEMENT

                                 (Building 241)

                                 By and between

                               The Boeing Company

                                       And

                             DRS Technologies, Inc.

                            -------------------------

                           Dated as of August 3, 2001

                            -------------------------




------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                     PAGE

1.    TERM.............................................................1
      A.  Initial Term.................................................1
      B.  Option to Extend the Term....................................1
      C.  Conditions Applicable to Each Extension......................1

2.    RENT.............................................................2
      A.  Base Rent....................................................2
      B.  Additional Rent..............................................2
      C.  Payment of Rent..............................................3

3.    UTILITIES........................................................3

4.    CONDITION; AS IS; DISCLAIMER.....................................4

5.    MAINTENANCE......................................................4

6.    USE..............................................................5

7.    ACCESS; PARKING..................................................5

8.    TAXES............................................................5
      A.  Payment of Real Property Taxes...............................5
      B.  Personal Property Taxes......................................5

9.    Condition at Surrender...........................................5

10.   INDEMNIFICATION AND INSURANCE....................................6
      A.  Indemnity....................................................6
      A.  Indemnity....................................................6
      B.  Tenant's Insurance...........................................7
      C.  Mutual Waiver of Claims......................................7
      D.  Mutual Waiver of Subrogation.................................8

11.   DAMAGE OR DESTRUCTION............................................8
      A.  Total Destruction or Untenantability.........................8
      B.  Partial Destruction or Untenantability.......................8
      C.  Landlord's Obligation to Restore.............................8

12.   ALTERATIONS......................................................9

13.   ENVIRONMENTAL MATTERS............................................9
      A.  Compliance with Laws and Requirements........................9
      B.  Definitions..................................................9

                                                                     PAGE

      C.  Remediation.................................................10
      D.  Documentation and Right to Inspect..........................11
      E.  Notification................................................11
      F.  Restoration.................................................12
      G.  Indemnification.............................................13
      H.  Survivability...............................................13

14.   DEFAULT.........................................................14
      A.  Events of Default...........................................14
      B.  Remedies....................................................14
      C.  General Provisions Concerning Remedies......................16
      D.  Landlord Default............................................16

15.   Successors and Assigns, Transfer By Landlord....................17
      A.  In General..................................................17
      B.  Transfers by Landlord of Landlord's Interest................17

16.   PROTECTION OF LENDERS; ESTOPPEL CERTIFICATES....................17
      A.  Protection of Lenders; Subordination Agreements.............17
      B.  Estoppel Certificates.......................................18

17.   NOTICE..........................................................18

18.   LANDLORD'S RIGHT OF ENTRY.......................................19

19.   QUIET ENJOYMENT.................................................19

20.   SEVERABILITY....................................................19

21.   HOLDOVER........................................................19

22.   CONDEMNATION....................................................20

23.   LIENS...........................................................20

24.   NOT USED........................................................20

25.   COMMON AREAS....................................................20

26.   DEMISING WALLS..................................................20

27.   MISCELLANEOUS...................................................21
      A.  Attorney's Fees.............................................21
      B.  Captions....................................................21
      C.  Time is of the Essence......................................21
      D.  Counterparts................................................21
      E.  Choice of Law...............................................21
      F.  Complete Agreement..........................................21

                                                                     PAGE

      G.  No Recordation..............................................22

EXHIBIT A   Depiction of Premises.....................................23

EXHIBIT B   Repairs and Maintenance...................................24

                                 LEASE AGREEMENT

THIS LEASE AGREEMENT ("Lease"), is made and entered into this 3rd day of August, 2001, by and between THE BOEING COMPANY, a Delaware corporation ("Landlord"), and DRS TECHNOLOGIES, INC., a Delaware corporation ("Tenant"), in connection with that certain Asset Purchase Agreement, dated as of August 3, 2001 (the "Asset Purchase Agreement"), between Landlord and Tenant.

For and in consideration of the covenants and agreements herein provided, Landlord does hereby lease, demise and let unto Tenant that certain premises described as approximately and are hereby stipulated to contain 61,219 square feet of space (exclusive of shared areas) located within that certain building known as Building 241 at 3400 East Miraloma Avenue, Anaheim, California (the "Building"), together with 14,565 square feet of yard space ( together the "Premises"), all as depicted in the attached Exhibit A.

1.    TERM

      A. INITIAL TERM.


      The term of this Lease (the "Term") shall commence on the date of the Closing as defined in the Asset Purchase Agreement between the parties ("Commencement Date") and, unless terminated sooner by the terms of this Lease, shall continue for one (1) year (the "Initial Term"), ending on August 3, 2002.

      B. OPTION TO EXTEND THE TERM.

      Tenant shall have the option to extend the Term for a period of six (6) months. If Tenant exercises said option, Tenant shall have the right to extend the Term for a second extension period of six (6) months. The first such extension shall be referred to in this Lease as the "First Extended Term," the second such extension shall be referred to as the "Second Extended Term," and each such extension shall be referred to as an "Extended Term." If Tenant wishes to exercise an option to extend the Term, Tenant shall deliver written notice of such exercise to Landlord no later than 30 days before the expiration of the Term. If not exercised in this fashion, such options shall expire and be of no further effect. If one or more of said options are exercised, the "Term" shall be deemed to include the Initial Term and the Extended Term(s) as to which options are exercised and shall end on the last day thereof, unless sooner terminated pursuant to the terms of this Lease. The option is personal to Tenant and shall not be assigned except as provided below.

      C. CONDITIONS APPLICABLE TO EACH EXTENSION.

      Notwithstanding paragraph 1.B., Tenant may not exercise an option to extend unless (a) the Lease is in full force and effect and (b) no Event of Default has occurred and is continuing at the time of exercise of such option. In addition, no exercise to extend the Term shall be valid, and the Term shall not be extended if an Event of Default (paragraph 14) has occurred and is continuing on the date on which the Extended Term would otherwise commence; provided, however, that if Tenant exercises the extension option within the time period specified under Paragraph B above, then notwithstanding the existence of an Event of Default or the time of such attempted exercise, the option shall be deemed to have been validly exercised if the Event of Default is cured within any applicable cure period provided to the Tenant under this Lease.

2.    RENT

      A. BASE RENT.

      Tenant agrees to pay Landlord as rental for the Premises the sum indicated below during the applicable term:


      --------------------------------------------------------------------
      Initial Term                                 $214,007
      --------------------------------------------------------------------
      First Extended Term                          $217,306
      Second Extended Term                         $218,249

      --------------------------------------------------------------------

      as base rent ("Base Rent") per month, payable in advance on or before the first day of each month during the Term of this Lease without offset or other deduction. The Base Rent for any period less than a calendar month shall be prorated.

      B. ADDITIONAL RENT.

      All amounts payable by Tenant hereunder, other than Base Rent, are rent and are referred to as "Additional Rent." Additional Rent is payable by Tenant within ten days of Landlord's demand therefor. Additional Rent and Base Rent are sometimes referred to as "Rent." The utilities for the Building are not separately metered. Tenant's Pro Rata Share (as defined below) the cost of real property taxes, repairs and maintenance (including the items listed on Exhibit B), and utilities for the Building (collectively, "Operating Expenses") is included in the Base Rent, based on their average cost per square foot of the Building over Landlord's entire Anaheim campus in the year 2000 ("the Base Year"). Tenant shall reimburse Landlord as Additional Rent for its Pro Rata Share, based on the number of square feet leased by Tenant within the Building (which is equal to 85%, such percentage, Tenant's "Pro Rata Share"), of any increase in Operating Expenses over the Base Year, determined in the manner set forth above in accordance with the accounting practices of Landlord in effect at the commencement of the Term. Base Rent includes an amount for utilities related charges of $1.31 per square foot per month (the "Electrical Energy Charge"). The parties shall, at the commencement of any Extended Term, review actual such charges previously incurred to determine whether such Electrical Energy Charge should be prospectively adjusted, whether upwards or downwards, to reflect the prospective cost of such electrical energy related charges during such Extended Term. To the extent that the adjusted energy charge ("Adjusted Energy Charge") exceeds the Electrical Energy Charge, then Base Rent for such Extension Period shall be increased accordingly, or if less, reduced accordingly. No credit shall be due either party for any overpayment or underpayment for any period prior to the date such adjustment is made. Until such adjustment is made, Tenant will continue to pay Base Rent and Additional Rent as otherwise provided in this Lease Agreement. Notwithstanding the foregoing, the following shall not be included in "Operating Expenses:"

            1.    capital costs or expenditures;
            2.    depreciation on the Building;
            3. costs for which Landlord is reimbursed by its insurer or any third party's insurer;
            4.    ground rent;
            5. any increase in real property taxes due to a reassessment upon a sale of the Building;
            6. leasing or brokerage fees, commissions or expenses and attorneys' fees and disbursements incurred in connection with lease preparation or negotiation for the Building or litigation existing as of the date hereof;
            7.    salaries of personnel above the level of Manager - Plant
                  Services;
            8. interest or principal or other payments on mortgage or other debt costs, if any, or any payments whatsoever on any ground leases;
            9. capital expenditures incurred in connection with compliance with laws, unless expenditures are the result of the specific operations of Tenant's business as compared with the occupancy of the Premises by tenants generally;
            10. taxes as measured by the net income of Landlord from the operation of the Building;
            11.   janitorial services; and
            12.   costs that are paid directly by Tenant.

      C. PAYMENT OF RENT.

      All Rent shall be paid in immediately available funds and in lawful money of the United States without deduction, withholding, set-off, or (except as expressly provided for in this Lease) abatement of any kind. The payment of Rent is an independent covenant.

3.    UTILITIES

Landlord shall furnish electric power and water. Landlord shall also provide heating and air conditioning at levels and during such hours as are customary for buildings of similar use and character in Landlord's Anaheim Campus. Landlord's obligation to supply electric power and water is contingent upon the supply of such services to the Building from the purveyors thereof, and Landlord shall have no liability to Tenant, nor shall Tenant have the right to withhold or abate the payment of Rent, in the event that any such service is curtailed or suspended as a result of causes beyond the reasonable control of Landlord. Landlord shall be entitled to subscribe to interruptible programs to reduce the cost of electric power. Any curtailment imposed by the Independent System Operator under such a program shall be deemed beyond the reasonable control of Landlord.

4.    CONDITION; "AS IS;" DISCLAIMER

Tenant shall accept the Premises in their condition as of the execution of the Lease, subject to all recorded or unrecorded matters, laws, ordinances, and governmental regulations and orders. Landlord represents and warrants that except as disclosed in the Asset Purchase Agreement, it has not received from any public agency any notice that the Premises are in violation of any federal, state or local law or regulation. Except as expressly provided herein OR IN THE ASSET PURCHASE AGREEMENT, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation, express or implied, as to the condition of the Premises or the suitability of the Premises for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Premises and, Except as expressly provided herein OR IN THE ASSET PURCHASE AGREEMENT, is not relying on any representations of Landlord with respect thereto. Landlord and Tenant expressly agree that there are and shall be no implied warranties of merchantability, habitability, suitability, fitness for a particular purpose or of any other kind arising out of this Lease, other than Landlord's warranty of title and of quiet enjoyment set out in Paragraph 19. EXCEPT AS EXPRESSLY PROVIDED IN ARTICLE x OF THE aSSET pURCHASE aGREEMENT, TENANT HEREBY WAIVES, RELEASES, AND RENOUNCES ANY AND ALL CLAIMS AGAINST LANDLORD FOR DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO OR IN ANY WAY ARISING OUT OF ANY CONDITION, DEFECT OR NONCONFORMANCE IN THE PREMISES.

5.    MAINTENANCE

Landlord, at Landlord's sole cost and expense, is responsible for keeping the Premises and the Building, including the foundation, exterior walls, floor, roof and structural parts of the Premises and Building and all building systems and equipment in good operating condition, except for normal wear and tear, casualty, and condemnation. Tenant shall be responsible for repairing any damage to the Premises or the Building, other than ordinary wear and tear, caused by Tenant's use of the Premises (subject to the waiver of claims in paragraph 10.C).

6.    USE

Tenant will occupy the Premises for the purpose of operating the Business, as such term is defined in the Asset Purchase Agreement. The Premises shall not be used for any other purpose without first obtaining the written consent of the Landlord, which consent shall not be unreasonably withheld. In its use of the Premises, the Tenant shall not violate any applicable law, ordinance, deed restriction or regulation affecting the Building or any part thereof. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be responsible for any violation of applicable law existing as of the date hereof with respect to the Premises or the Building, or for any capital expenditures required for the Premises or the Building to comply with applicable law, unless necessitated by Tenant's specific business operations within the Premises (as compared with the occupancy of the Premises by tenants generally) or triggered by alterations requested by or performed by Tenant.

7.    ACCESS; PARKING

Landlord shall provide Tenant unrestricted access to the Premises on a 24 hour a day, 7 day a week basis. Tenant shall have the right to use up to 171 unassigned, general parking spaces in the parking lot in common with the other tenants of the Building and other buildings owned and occupied by Landlord.

8.    TAXES.

      A. PAYMENT OF REAL PROPERTY TAXES. Landlord shall be responsible for the payment of all real property taxes affecting the Premises and shall keep the Premises free and clear of any liens, charges, and encumbrances of any taxing authority for the collection of unpaid real property taxes which accrue during the Term.

      B. PERSONAL PROPERTY TAXES. Tenant shall pay directly all taxes charged against trade fixtures, furnishings, equipment, inventory, or any other personal property belonging to Tenant which may be located in the Premises.

9.    CONDITION AT SURRENDER

At the termination of the Term of this Lease, Tenant shall remove all of its personal property (repairing any damage caused by such removal) and surrender the Premises to Landlord in the same condition as at the Commencement Date, broom-swept clean, except for normal wear and tear, casualty, matters covered by the mutual waiver of claims (paragraph 10.C), condemnation, alterations permitted by Landlord and Section 13 hereof. The provisions of this paragraph shall survive the expiration or termination of this Lease.

10.   INDEMNIFICATION AND INSURANCE

      A. INDEMNITY BY TENANT

      Tenant shall indemnify and hold Landlord harmless from and against any and all claims or liability for bodily injury to or death of any person or damage to any property arising out of Tenant's use of the Premises or from the conduct of Tenant's business, or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Building, except:

            (i.) claims and liabilities to the extent caused by any negligence on the part of Landlord, its agents, employees, contractors or invitees; or

            (ii.) claims and liabilities for property damage addressed in
                  Clause (E) entitled "Mutual Waiver of Claims."

      Such indemnity shall include all reasonable costs, attorneys' fees and expenses incurred in the defense of any such claim or any action or proceeding brought thereon. This indemnity will be applicable to a claim only if the Landlord:

            (i.) notifies Tenant of the claim or liability in writing within sixty (60) days after the Landlord receives notice of the claim or liability;

            (ii.) permits Tenant to defend or settle against the claim or liability; and

            (iii.) cooperates with Tenant in any defense or settlement against the claim or liability.

      This Section 10A shall survive the expiration or termination of this Lease.

      B. INDEMNITY BY LANDLORD

      Landlord shall indemnify and hold Tenant harmless from and against any and all claims or liability for bodily injury to or death of any person or damage to any property arising out of the conduct of Landlord, or from any activity, work, or thing done, permitted or suffered by Landlord in or about the Premises, except:

            (i.) claims and liabilities to the extent caused by any negligence on the part of Tenant, its agents, employees, contractors or invitees; or

            (ii.) claims and liabilities for property damage addressed in
                  Clause (E) entitled "Mutual Waiver of Claims."

      Such indemnity shall include all reasonable costs, attorneys' fees and expenses incurred in the defense of any such claim or any action or proceeding brought thereon. This indemnity will be applicable to a claim only if the Tenant:

            (i.) notifies Landlord of the claim or liability in writing within sixty (60) days after the Landlord receives notice of the claim or liability;

            (ii.) permits Landlord to defend or settle against the claim or liability; and

            (iii.) cooperates with Landlord in any defense or settlement against the claim or liability.

      This Section 10B shall survive the expiration or termination of this Lease.

      C. TENANT'S INSURANCE

      Tenant, at Tenant's own cost and expense, will provide and keep in full force and effect during the Term of this Lease, public liability insurance with limits of not less than One Million Dollars ($1,000,000) covering bodily injury to persons, including death and loss of or damage to real and personal property. Such insurance may be provided under Tenant's blanket public liability insurance policy. During the Term of the Lease, Landlord shall be named as an additional insured under such insurance to the extent of Tenant's undertaking set forth in Clause A, entitled "Indemnity." A certificate evidencing such insurance coverage shall be delivered to Landlord not less than fifteen (15) days prior to the commencement of the Term hereof or the date when Tenant shall enter into possession, whichever occurs later. Such certificate of insurance will provide for fifteen (15) days advance notice in the event of cancellation.

      D. LANDLORD'S INSURANCE

      Landlord, at Landlord's own cost and expense, will maintain and keep in full force and effect during the Term of this Lease, a policy or policies of insurance covering loss or damage to the Building in the amount of the full replacement value thereof (exclusive of Tenant's alterations, trade fixtures, equipment and personal property) providing protection against all perils included in an "all risk" property insurance policy, subject however to the following paragraph E, "Mutual Waiver of Claims."

      E. MUTUAL WAIVER OF CLAIMS

      Landlord and Tenant do each herewith and hereby release and relieve the other, and waive their entire claim of recovery for loss or damage to property arising out of or incident to fire, lightning or any other perils normally included in an "all-risk" form property insurance policy when such property constitutes the Premises or the Building or is in, on or about the Premises, Building or land on which the Building is situated whether or not such loss or damage is due to the negligence of

      Landlord or Tenant, their agents, employees, guests, licensees, invitees or contractors.

      F. MUTUAL WAIVER OF SUBROGATION

      Each of Landlord and Tenant shall cause its insurance carriers to waive all rights of subrogation against the other party hereto to the extent of Landlord's or Tenant's undertaking set forth in Clause A or B above entitled respectively "Indemnity by Tenant," "Indemnity by Landlord," and Clause E entitled "Mutual Waiver of Claims."

11.   DAMAGE OR DESTRUCTION

      A. TOTAL DESTRUCTION OR UNTENANTABILITY

      In the event the Premises or any significant portion of the Building are totally destroyed or rendered wholly untenantable by any cause, as determined by Landlord in Landlord's reasonable judgment, this Lease shall cease and terminate on the date of the destruction or casualty.

      B. PARTIAL DESTRUCTION OR UNTENANTABILITY

      In the event that the Premises is partially destroyed or rendered partially unusable by Tenant for the purposes set forth in paragraph 6, entitled "Use," by any cause, and if the destruction or damaged improvements can not be restored within ninety (90) days as determined by Landlord in Landlord's reasonable judgment, Landlord shall promptly so notify Tenant and either party may elect upon ten (10) days written notice to the other party to terminate this Lease; provided, however, that if such damage or destruction is repaired within such ten (10) day period, then such termination notice shall be of no force and effect (the portion of the Premises damaged or destroyed or rendered unusable shall be referred to as the "Affected Space"). In the event that neither the Landlord nor the Tenant elects to terminate this Lease as provided in this paragraph 11.B, and the damage was not caused by the negligent or intentional act of the Tenant, the Base Rent payable with respect to the remaining Premises until the Premises has been restored, shall be reduced to the amount determined by multiplying the Base Rent otherwise payable by a fraction, the denominator of which shall be the total rentable square feet of the Premises as of the day of the casualty resulting in the damage or destruction, and the numerator of which shall be an amount equal to the number of gross square feet of the Premises less the number of gross square feet of the Affected Space.

      C. LANDLORD'S OBLIGATION TO RESTORE

      In the event that the Premises is partially destroyed or rendered partially untenantable by any cause and this Lease is not terminated as provided herein, Landlord shall promptly rebuild and restore the Building and the Premises to their prior condition and diligently prosecute the work to completion; provided, however, that if the Premises and Building are not restored within one hundred eighty (180) days, Tenant may terminate this Lease upon notice to Landlord.

12.   ALTERATIONS.

Tenant shall not make any structural alterations, improvements, or modifications to the Premises or which affect the exterior of the Premises without Landlord's prior written consent, which Landlord may withhold in its sole discretion. Tenant may, however, install trade fixtures, which Tenant may remove at the end of the Term, provided it repairs at its own cost any damage resulting from such removal. At the end of the Term, at Landlord's option, Tenant shall restore any alterations, structural or otherwise, to their condition at the commencement of the Term, provided that Landlord notifies Tenant in writing at the time of Landlord's consent. Tenant shall have the right, upon prior written notice to Landlord, to install signage identifying Tenant at the entrances to the Premises and the Building, and on the exterior of the Building, provided that the size and location of such signage shall be subject to Landlord's reasonable approval.

13.   ENVIRONMENTAL MATTERS

      A. COMPLIANCE WITH LAWS AND REQUIREMENTS.

      Except as otherwise agreed by Landlord in writing or as set forth in
      Section 6.9 of the Asset Purchase Agreement or the Transition Services Agreement dated August 3, 2001 between Landlord and Tenant (the "TSA"), , Tenant shall be solely responsible at its expense for obtaining any permits, licenses or approvals, and for preparing, maintaining and submitting any records or reports, as required under applicable Environmental Laws and Requirements for its operations hereunder. Tenant shall comply with any and all applicable Environmental Laws and Requirements and shall not cause, permit or allow the presence of and shall not generate, release, store, or deposit any Hazardous Substances on or about the Premises in violation of any applicable Environmental Laws and Requirements. Tenant shall not release any Hazardous Substances into the soil, water (including groundwater) or air of the Premises or onto any other adjoining property in violation of Environmental Laws and Requirements. In the event of a spill or other release of Hazardous Substances caused by Tenant, its agents, employees or invitees at or from the Premises, Tenant shall undertake prompt response as required by law, including but not limited to reporting to appropriate agencies, and shall notify Landlord of same as soon as possible.

      B. DEFINITIONS:

                        1) As used herein, the term "Hazardous Substance" means any hazardous, toxic, chemical, or dangerous substance, pollutant, contaminant, waste or material, including petroleum, which is regulated under any and all federal, state, or local statute, ordinance, rule, regulation, or common law relating to chemical management, environmental protection, contamination, or cleanup including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended (42 U.S.C. ss. 9601 et seq.), the Resource Conservation and Recovery Act as amended (42 U.S.C. ss. 6901 et seq.) or any other Federal, state, county, or city law, regulation or ordinance relating to the protection of the environment or of human health.

                        2) As used herein the term "Environmental Laws and Requirements" means any and all federal, state, local laws, statutes (including without limitation the statutes referred to in paragraph 13(b)(1), above), ordinances, rules, regulations and/or common law relating to environmental protection, contamination, the release, generation, production, transport, treatment, processing, use, disposal, or storage of Hazardous Substances, and the regulations promulgated by regulatory agencies pursuant to these laws, and any applicable federal, state, and/or local regulatory agency-initiated orders, requirements, obligations, directives, notices, approvals, licenses, or permits, including but not limited to those for the reporting, investigation, cleaning, or remediation of any Hazardous Substances on the Premises.

      C. REMEDIATION.

                        1) Should Tenant fail to perform any of its obligations pursuant to this agreement or to any and all applicable Environmental Laws and Requirements, Tenant shall at its own expense promptly remedy such noncompliance. Tenant shall at its own expense clean up or remediate any Hazardous Substance which Tenant has caused to be released at or from the Leased Premises to the extent required by applicable Environmental Laws and Requirements. Should Tenant fail so to do, Landlord shall have the right, but not the duty, to enter the Leased Premises personally or through its agents, consultants, or contractors to perform the same and Tenant shall promptly pay to Landlord on demand and as Additional Rent all costs and expenses incurred by Landlord thereby. Further, Tenant shall hold Landlord harmless from any losses, including claims of third parties, resulting from Tenant's noncompliance with Environmental Laws and Requirements, or from any unsafe condition or release of Hazardous Substances caused by Tenant.

                        2) From and after the Commencement Date, if any environmental conditions are discovered at, on, under or migrating from the Premises that may require investigation and/or remediation, there shall be a rebuttable presumption that such conditions are the result of activities or occurrences that existed or arose prior to the Commencement Date. Landlord shall bear the burden of proof if it contends that such conditions are a result of the actions of Tenant or its agents, employees, contractors or invitees after the Commencement Date.

      D. DOCUMENTATION AND RIGHT TO INSPECT.

      Tenant shall provide copies to Landlord of any reports regarding its operations at the Premises which are submitted to governmental agencies pursuant to any Environmental Laws and Requirements. Tenant shall also make available to Landlord upon request all permits and approvals, and all records maintained by Tenant pursuant to any Environmental Laws and Requirements. During the Term, Landlord and/or its agents or employees shall have the right to periodically inspect the Premises at reasonable times upon prior notice to Tenant and accompanied by a Tenant representative to confirm that Tenant is in compliance with the terms of this Agreement, including compliance with any and all Environmental Laws and Requirements. Further, if Landlord at any time should have any cause to believe that any Hazardous Substances are or at any time during the term of this Lease have been released at or from the Premises without strict compliance with all Environmental Laws and Requirements or in a manner which may give rise to liability for environmental cleanup, damage to property, or personal injury to Landlord, or any other person, Landlord shall have the right at its discretion, but not the duty, to enter, at any reasonable time upon prior notice to Tenant and accompanied by a Tenant representative, and conduct an inspection of the Premises including invasive tests to determine whether, and the extent to which, Hazardous Substances have been released. Tenant hereby grants to Landlord, and its employees, agents, employees, consultants, and contractors the right to enter the Premises upon reasonable notice to Tenant and to perform such tests on the Premises as are reasonably necessary in the opinion of Landlord to conduct such investigations. Landlord shall conduct any discretionary tests or investigations in a manner which will not materially affect Tenant's operations at the Premises. If, however, such tests or investigations are required to comply with any Environmental Laws or Regulations, Landlord shall make reasonable efforts to conduct those tests or investigations in a manner that will not materially affect Tenant's operations at the Premises. Landlord may retain any independent qualified professional consultant to enter the Premises to conduct such inspections. Such consultant's reasonable fee shall be payable by Tenant if such consultant determines that Tenant's activities constitute a material violation of Environmental Laws and Requirements or have resulted in the release of Hazardous Substances into the environment which may give rise to liability for environmental cleanup, damage to property, or personal injury to Landlord or any other person; otherwise, such fee shall be payable by Landlord.

      E.  NOTIFICATION.

      Each party shall promptly notify the other party hereto (and shall enclose all relevant notices and written materials, of (i) any inquiry, action or proceeding initiated by any governmental agency or any third party with respect to any release of Hazardous Materials, any violation of Environmental Laws, in each case specifically relating to the Premises or the Building (a "Proceeding"), (ii) any material event, filing, notice or action relating to any Proceeding, and (iii) any filing or communication with or to any governmental agency reflecting any material change or event relating to use of Hazardous Materials in, on or around the Premises. Tenant shall permit Landlord to review, extract or copy all MSDS's for Hazardous Materials used, stored or emitted from the Premises. In addition, Tenant and Landlord shall each immediately notify the other, both orally and in writing, of any release of Hazardous Materials arising out of or related to its respective operations and will identify whether such release, in such party's reasonable opinion, (1) is required to be reported to any applicable governmental agency, (2) potentially poses any risk or exposure to other occupants of the Building,
      (3) has the potential to be released into any common Building area or system (including HVAC, adjacent premises, industrial or sanitary waste water disposal or treatment system), or (4) has the potential to exceed or violate any permit held by Tenant or held by Landlord of which Tenant or Landlord, respectively, is aware. In addition, each party shall notify the other of any enforcement, cleanup, removal or other governmental or regulatory action instituted or completed pursuant to any Environmental Laws.

      Without in any way limiting the generality of the foregoing, each party will provide to the other party, within 10 working days after the Commencement Date, a report listing the names and quantities of all Hazardous Materials to be used, generated or stored by such party (other than those used, generated or stored in normal office operations) in the Premises. Throughout the term of this Lease, each party shall notify the other party within 10 working days after any of the following occurrences in connection with the use of the Premises: (1) such party increases the amount of a previously disclosed Hazardous Material so that at any one time, its storage, use or generation of such Hazardous Material exceeds 55 gallons, 500 lbs. or 200 cubic feet; (2) such party adds a new Hazardous Material in an amount such that at any one time, its storage, use or generation of such Hazardous Material exceeds 55 gallons, 500 lbs. or 200 cubic feet; or (3) such party increases the quantity of its storage, use or generation of any previously identified Hazardous Material by 100% or more.

      F.  RESTORATION.

      With reasonable promptness following the expiration or earlier termination of this Lease, Tenant shall, at Tenant's sole expense, if and to the extent applicable, perform each of the following:

                  (i) remove from the Premises all Hazardous Materials then stored or used by Tenant at the Premises and all of Tenant's personal property; and

                  (ii) to the extent necessitated by Tenant's use of Hazardous Materials of a type or in a manner inconsistent with Landlord's prior use of Hazardous Materials at the Premises, decontaminate, or pay for decontamination in order to neutralize or remove any chemical residues, in accordance with commercially reasonable standards and applicable Environmental Laws, all piping, conduits, pits, sumps, trenches, walls, pilings, floors and tanks which (A) will remain in or about the Premises and (B) were used by Tenant for the handling, conveyance and/or discharge of Hazardous Materials of a type or in a manner inconsistent with Landlord's prior use of Hazardous Materials at the Premises or were contaminated with Hazardous Materials used by Tenant of a type or in a manner inconsistent with Landlord's prior use of Hazardous Materials at the Premises.

      G. INDEMNIFICATION.

      Tenant shall indemnify, hold harmless, and defend Landlord, and its directors, officers, employees, agents, assigns, and attorneys from any and all claims, damages, response costs, and expenses arising out of or in any way relating to the violation of any Environmental Laws and Requirements, or to the generation, release, storage, deposit or disposal of Hazardous Substances, to the extent caused by Tenant, its agents, employees, contractors and invitees at any time during the Term of the Lease, including but not limited to: (1) claims of third parties, including governmental agencies, for damages (including personal injury and/or property damage), response costs, fines, penalties, injunctive or other relief; (2) the cost, expense, or loss to Landlord of any injunctive relief, including preliminary or temporary injunctive relief, applicable to the Landlord or the Premises; and (3) the expense of reporting the existence of Hazardous Substances to any agency of any state government or the United States as required by applicable laws or regulations, before and after any trial or appeal therefrom whether or not taxable as costs; all of which shall be paid by Tenant when accrued. Similarly, Landlord shall indemnify, hold harmless, and defend Tenant, and its directors, officers, employees, agents, assigns, and attorneys from any and all claims, damages, response costs, and expenses arising out of or in any way relating to the violation of any Environmental Laws and Requirements, or to the generation, release storage, deposit or disposal of Hazardous Substances, to the extent caused by Landlord, its agents, employees and invitees. Notwithstanding the foregoing, neither party shall be liable for consequential damages, lost profits, or diminution in value of the other party's property.

      H.  SURVIVABILITY .

      Except as set forth in Section 13.H, the provisions of this Section 13 shall survive the expiration or termination of this Lease.

14.   DEFAULT

      A. EVENTS OF DEFAULT.

      Each of the following shall be an event of default (each, an "Event of Default") under this Lease:

        (1) Tenant shall fail to pay Rent under this Lease within five days after it is due and such failure shall continue for a period of ten days after written notice from Landlord.

        (2) Tenant shall abandon or vacate the Premises, unless Tenant provides adequate security for the Premises, evidence of the continuation of insurance coverage and is otherwise complying with the terms of the Lease, including the payment of Rent.

        (3) Tenant shall fail to obtain or maintain any policy of insurance required pursuant to the terms of this Lease.

        (4) Tenant shall fail to execute any subordination agreement (paragraph 16.A) or estoppel certificate (paragraph 16.B) required by the terms of this Lease.

        (5) Tenant shall permit or suffer a lien that Landlord has required Tenant to remove pursuant to paragraph 23.

        (6) Tenant shall fail to perform any of Tenant's other obligations under this Lease and such failure shall continue for a period of 30 days after written notice from Landlord; provided that if more than 30 days shall be required to complete such performance, Tenant shall not be in default if Tenant shall commence such performance within the 30 day period and shall thereafter diligently pursue its completion. Any notice provided to Tenant shall be in lieu of, and not in addition to, any notice required under the California Code of Civil Procedure or other applicable law, and any cure period provided herein shall run concurrently with any cure period provided by applicable laws.

        (7) Tenant shall make a general assignment or general arrangement for the benefit of creditors; a petition for adjudication of bankruptcy or for reorganization or rearrangement shall be filed by or against Tenant and shall not be dismissed within 90 days; a trustee or receiver shall be appointed to take possession of substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease and possession shall be subjected to attachment, execution or other judicial seizure which shall not be discharged within 90 days.

      B. REMEDIES.

      If an Event of Default occurs and is continuing, Landlord may, at any time thereafter, with or without notice or demand (except as expressly provided herein) and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

        (a) Peaceably reenter the Premises upon voluntary surrender by Tenant or remove Tenant and any other persons occupying the Premises therefrom, using such legal proceedings as may be available;

        (b) In addition to reentry under (a) above, terminate this Lease. Upon such termination, Landlord may recover from Tenant the following: (i) the worth at the time of award of the unpaid Rent and other charges under this Lease that had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid Rent and other charges under this Lease which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid Rent and other charges under this Lease for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or that in the ordinary course of things would be likely to result therefrom. As used herein, the following terms are defined: (a) The "worth at the time of award" of the amounts referred to in clauses
        (i) and (ii) is computed by allowing interest at the lesser of 15 percent per annum or the maximum lawful rate. The "worth at the time of award" of the amount referred to in clause (iii) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 3 percent.

        (c) In addition to reentry pursuant to paragraph (a) above, elect in writing to terminate Tenant's right to possession without terminating the Lease. In such case, the Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover Rent as it becomes due. Any such payments due Landlord shall be made upon demand therefor from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due from time to time. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect in writing to terminate this Lease for such previous breach.

        (d) With respect to a default under paragraph 14.A(3), Landlord may, but shall not be required to, pay any premiums necessary to keep any required insurance in force or to obtain replacement policies of insurance and the cost of said premiums upon Landlord's demand shall be promptly reimbursed by Tenant to Landlord as Additional Rent. With respect to a default under paragraph

        14.A(5), Landlord may, but shall not be required to discharge said lien and the amount so paid by Landlord shall be promptly reimbursed by Tenant to Landlord as Additional Rent.

      C. GENERAL PROVISIONS CONCERNING REMEDIESx.

      For purposes of calculating the damages which Landlord may recover from Tenant pursuant to this paragraph 14, all amounts payable by Tenant in excess of Base Rent shall be deemed Additional Rent. For the purpose of calculating Landlord's damages by reason of Tenant's failure to pay all sums other than Base Rent that would have been payable hereunder if this Lease had not been terminated, such sums shall be those that would have been so payable hereunder as of the time of the award. On any termination, Landlord's damages for default shall include all reasonable costs and fees, including reasonable attorneys' fees that Landlord shall incur in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease, the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Premises. To the extent permitted by applicable law, any and all rights and remedies which Landlord may have under this Lease and at law and equity shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time to the greatest extent permitted by law. All costs incurred by Landlord in connection with collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including by way of example, but not limitation, reasonable attorneys' fees from the date any such matter is turned over to an attorney, shall also be recoverable by Landlord from Tenant. Landlord and Tenant agree that any action or proceeding arising out of this Lease shall be heard by a court sitting without a jury, in the State of California and each party hereby waives all rights to a trial by jury.

      D. LANDLORD DEFAULT.

      (a) Tenant shall give notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord. Landlord shall not be in default under this Lease unless Landlord shall fail to cure such nonperformance within 30 days after receipt of Tenant's notice. However, if such nonperformance shall reasonably require more than 30 days to cure, Landlord shall not be in default if such cure shall be commenced within such 30 day period and thereafter diligently pursued to completion.

      (b) With respect to a default under Section 10.D, Tenant may, but shall not be required to, pay any premiums necessary to keep any required insurance in force or to obtain replacement policies of insurance and the cost of said premiums upon Tenant's demand shall be deducted from amounts due to Landlord as Rent.

15.   SUCCESSORS AND ASSIGNS, TRANSFER BY LANDLORD

      A. IN GENERAL.

      The parties agree that all provisions of this Lease are to be construed as covenants and agreements as though the words imparting those covenants and agreements were used in each separate paragraph of the Lease. Subject to the provisions of this paragraph 15, all of the provisions of this Lease shall bind and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns, but Tenant shall not assign this Lease nor sublease the Premises nor grant to any other person or party the right or license to possess the Premises in whole or in part without the prior written consent of Landlord, which Landlord may withhold in its sole discretion. Notwithstanding the foregoing, Tenant may assign this Lease to any entity controlling, controlled by, or under common control with Tenant, so long as Tenant notifies Landlord in writing prior to such assignment. No such assignment shall relieve Tenant of liability hereunder.

      B. TRANSFERS BY LANDLORD OF LANDLORD'S INTEREST.

      No owner of the Premises shall be liable under this Lease except for breaches of Landlord's obligations occurring while owner of the Premises and nothing contained in this Lease shall be construed to permit Tenant to offset against rents due a successor landlord, a judgment (or other judicial process) requiring the payment of money by reason of any default of a prior landlord. In pursuing any remedies under this Lease against the Landlord or any of its successors or assigns as owner of the Premises, including the holder of any ground lease, deed of trust or mortgage encumbering the Premises, or any purchaser or transferee pursuant to the foreclosure or transfer of the Premises under any such instrument becomes the Landlord, Tenant shall look solely to the interest of said party in the Premises and not to the other assets of Landlord or such successor. Landlord's liability under this Lease shall be limited to Landlord's estate and interest in the Building (or to the proceeds thereof) and no other property or other assets of Landlord or its partners (if Landlord is a partnership), agents, employees, legal representatives, successors or assigns, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use and occupancy of the Premises.

16.   PROTECTION OF LENDERS; ESTOPPEL CERTIFICATES

      A. PROTECTION OF LENDERS; SUBORDINATION AGREEMENTS.

      Tenant agrees that this Lease shall be subordinate to any ground lease or underlying lease, mortgage or deed of trust or other lien covering the Premises or any portion of the Premises, upon and subject to the following terms and conditions. Such subordination shall be evidenced by the execution by Tenant and the lender of a subordination, nondisturbance and attornment agreement in form reasonably satisfactory to the lender and Tenant or otherwise in a form used in similar transactions; provided that the agreement may not change any of Tenant's obligations under the Lease. Said agreement shall include a provision to the effect that in the event of a termination of the ground or underlying lease or foreclosure of the mortgage, deed of trust or other lien in favor of the secured party, or upon a sale of the property encumbered thereby pursuant to the trustee's power of sale, or upon a transfer of the Property by deed in lieu of foreclosure, then for so long as Tenant is not in default under the terms, covenants and conditions of this Lease, this Lease shall continue in full force and effect as a direct lease between the owner or succeeding owner of the Property, as Landlord, and Tenant for the balance of the term of this Lease, upon and subject to all of the terms, covenants and conditions of this Lease.

      B. ESTOPPEL CERTIFICATES.

      Each party hereto shall, upon request from the other party, at any time and from time to time execute, acknowledge and deliver to such party a written statement, in the form generally acceptable to institutional purchasers or lenders certifying as follows: that this Lease is unmodified and in full force and effect (or if there has been modification thereof, that the same is in full force and effect as modified and stating the nature thereof); that to the best of its knowledge there are no uncured defaults on the part of the other party hereto (or if any such default exists, the specific nature and extent thereof); the date to which any rents and other charges have been paid in advance, if any; and such other matters relating to the obligations of the parties under the Lease as are typically contained in such certificates.

17.   NOTICE

Where provision is made herein for notice of any kind, it shall be deemed sufficient, if such notice if addressed as shown below:

      To Landlord:
                  The Boeing Company
                  C/o Boeing Realty Corporation
                  3760 Kilroy Airport Way, Suite 500
                  Long Beach, CA  90806

                  ATTN.:  Lease Administrator
                  Tel.: (s562) 627-4900
                  FAX: (562) 627-4906

      To Tenant:

                  DRS Technologies, Inc.
                  5 Sylvan Way
                  Parsippany, NJ 07054
                  Attention: Nina Laserson Dunn, Executive Vice President, General Counsel and Secretary
                  Telephone:  (973) 898-6020
                  Telecopier:  (973) 898-0717

All such notices shall be delivered by recognized overnight delivery service for next business day delivery, with all fees prepaid.

18.   LANDLORD'S RIGHT OF ENTRY

Landlord shall have the following rights without effecting an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for abatement of Rent, when accompanied by a Tenant representative and upon reasonable prior notice to Tenant: (i) To enter the Premises as reasonably necessary to conduct inspections or to ensure that Tenant is complying with its obligations hereunder; (ii) To install and maintain signs on the exterior and interior of the Building, except within the Premises, provided the signs do not block either completely or partially the exterior windows of the Premises; (iii) To have pass keys to the Premises; (iv) To decorate, remodel, repair, alter or otherwise prepare the Premises for re-occupancy during the last six (6) months of the Term hereof if, during or prior to such time, Tenant has vacated the Premises, or at any time after Tenant abandons the Premises; (v) To do or permit to be done any work in or about the exterior of the Building or any adjacent or nearby building, land, street or alley; or (vi) to place "for sale" signs on the Land or the Building and to enter the Premises with brokers, appraisers, engineers or other consultants and to show the Premises to prospective purchasers.

19.   QUIET ENJOYMENT

Landlord warrants and covenants that, during the Lease Term, Tenant shall have the exclusive right to possession and quiet enjoyment of the Premises and shall have, hold and enjoy the Premises peacefully and quietly, without any manner of let, suit, trouble or hindrance by any person claiming by or through Landlord.

20.   SEVERABILITY

If a court of competent jurisdiction shall determine, to any extent, that any provision, term or condition of this Lease shall be invalid or unenforceable, that determination shall not affect the remainder of this Lease, and each provision, term or condition in the remainder of this Lease shall be valid and enforceable to the extent permitted by law.

21.   HOLDOVER

Any holding over after the expiration of the Lease Term of this Lease with the written consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions as set forth in this Lease except that the amount of Rent due during the hold-over period shall be 125% the amount of Rent due under the Lease, provided that if Tenant shall hold over without the written consent of Landlord, Tenant shall in addition be liable to Landlord for and shall hold Landlord harmless from any and all damages to which Landlord is legally entitled as a result of such holding over.

22.   CONDEMNATION

If any part of the Premises should be taken under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with Tenant's use of the Premises, then upon 30 days' prior written notice by Tenant this Lease shall terminate and Base Rent shall be apportioned as of the date of title vesting in such proceeding or purchase. Otherwise, this Lease shall not terminate, but the Base Rent payable hereunder during the unexpired term (or period of such taking if shorter) shall be reduced to such extent as may be fair and reasonable under the circumstances. Landlord shall be entitled to receive the entire price or award from any such taking. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for Tenant's goodwill, moving expenses and damage to the property that Tenant is permitted to remove under this Lease and other items recoverable by Tenant under applicable law (excluding Tenant's leasehold interest).

23.   LIENS

Tenant shall keep the Premises, the Building, and the land on which the Building is located free and clear of all liens of any third parties arising out of Tenant's actions or the conduct of Tenant's business. Tenant shall discharge any such liens at Landlord's request.

24.   NOT USED

25.   COMMON AREAS

      Landlord shall have the use, in common with Tenant, of the common areas of the Building, including the lobby, restrooms, stairways, aisles, and elevators.

26.   DEMISING WALLS

      As soon as practicable after the commencement of the Term, Landlord shall construct, at its expense, the demising walls and other improvements reasonably necessary to insure that the Premises are separate and secure from the remainder of the Building, which construction shall be substantially in compliance with the terms and conditions of the Transition Services Agreement between Landlord and Tenant, executed concurrently with the Asset Purchase Agreement.

27.   MISCELLANEOUS

      A. ATTORNEY'S FEES

      If either party brings an action to enforce the provisions, terms and conditions in this Lease or to declare rights hereunder, the prevailing party in that action shall be entitled to reasonable attorneys' fees to be paid by the other party, as such costs and fees may be fixed by the court.

      B. CAPTIONS

      The marginal headings or titles to the sections of this Lease are not a part of the Lease but are inserted only for convenience. They shall have no effect on the construction or interpretation of any part of this Lease.

      C. TIME IS OF THE ESSENCE

      Time is of the essence in the performance of all covenants and conditions of this Lease in which time is a factor.

      D. COUNTERPARTS

      This Lease may be executed in any number of counterparts, each of which when executed and delivered shall constitute an original Lease, but all of which together shall constitute one and the same Lease.

      E. CHOICE OF LAW

      This Lease shall be governed by the Laws of the State of California.

      F. COMPLETE AGREEMENT

      This Lease contains the entire and complete agreement between the parties hereto, with all previous negotiations, warranties, covenants, conditions and promises being merged herein. Landlord and Tenant further agree that no alteration, amendment or modification to this Lease shall be binding upon Landlord or Tenant unless same is first reduced to writing and signed by both Landlord and Tenant. Landlord and Tenant further warrant to one another that they will not assert any promise, condition, covenant, warranty or other consideration made either prior to or subsequent to the execution of this Lease.

      G. NO RECORDATION.

      Neither party shall record this Lease.

Executed in duplicate as of the date first written above.

LANDLORD:                             TENANT:

The Boeing Company                    DRS Technologies, Inc.


By:                                   By:
   ---------------------------           ---------------------

Title:                                Title:
      ------------------------------        ------------------

                                    EXHIBIT A

                              Depiction of Premises

                                    EXHIBIT B

                             Repairs and Maintenance



Refuse Disposal Contract
Landscaping Maintenance Contract
Filter Replacement Contract
DI & RO Water Maintenance Contract
Gas Detection Maintenance Contract
Cooling Tower Maintenance Contract
Chiller Maintenance Contract
Boiler Maintenance Contract
Roofing Maintenance Contract
Street Sweeping Contract
Window Washing Contract
Planned Maintenance Labor
Planned Maintenance Material
Unplanned Maintenance Labor
Unplanned Maintenance Material

                                    EXHIBIT D

                                 PURCHASE ORDER

                                    [To Come]

                                    EXHIBIT E

                                  BILL OF SALE

                                  BILL OF SALE

            FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, The Boeing Company, a Delaware corporation (the "Seller"), by these presents, does hereby, pursuant to the Asset Purchase Agreement (the "Agreement") dated as of August 3, 2001 by and between the Seller and DRS Technologies, Inc., a Delaware Corporation (the "Buyer"), sell, convey, transfer, assign and deliver to the Buyer, and the Buyer does hereby purchase and acquire from the Seller, all of its rights, title and interest in the Transferred Assets.

            The Seller agrees that it will, at any time and from time to time, make, execute and deliver, or cause to be made, executed and delivered, such assignments, deeds, bills of sale, drafts, checks, returns, filings and other instruments, consents and assurances and take or cause to be taken all such action as the Buyer may reasonably request for the effectual consummation, confirmation and particularization of the Agreement and the transactions contemplated thereby.

            This Bill of Sale is an instrument of transfer contemplated by, and is executed pursuant to, the Agreement. Nothing contained in this Bill of Sale shall be deemed to supersede, amend or modify any of the terms, conditions or provisions of the Agreement or any rights or obligations of the parties under the Agreement and, to the extent of any conflict between the Agreement and this Bill of Sale, the terms and provisions of the Agreement shall prevail.

            This Bill of Sale shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

            This Bill of Sale may be executed in one or more counterparts, all of which shall be considered one and the same Bill of Sale, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

            Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

            IN WITNESS WHEREOF, the parties have caused this Bill of Sale to be signed by their duly authorized officers as of this ____ day of September, 2001.

                                SELLER:

                                THE BOEING COMPANY


                                By:
                                   -----------------------------------------
                                Name:  Brent E. Reed
                                Title:  Controller, Space and Communications

                                BUYER:

                                DRS TECHNOLOGIES, INC.


                                By:
                                   -----------------------------------------
                                Name:
                                Title:

                                    EXHIBIT F

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      This Assignment and Assumption Agreement (the "Agreement") is made and entered into as of September 28, 2001 by and among The Boeing Company, a Delaware corporation ("Seller"), and DRS Technologies, Inc., a Delaware corporation ("Buyer").

      WHEREAS, Buyer and Seller are parties to an Asset Purchase Agreement, dated as of August 3, 2001 (the "Purchase Agreement"), relating to the sale and transfer of the Assets (as such term is defined in the Purchase Agreement) owned by Seller to Buyer, and

      WHEREAS, the parties desire to enter into this Agreement for the purchase of effecting the assignment by Seller to Buyer of the Assets of Seller as contemplated in the Purchase Agreement (the "Assignment") and the assumption of the Assumed Liabilities related to the Assets as contemplated in the Purchase agreement (the "Assumption").

      NOW, THEREFORE, the parties hereby agree as follows:

      1.    DEFINITION.

      Except as otherwise defined in this Agreement, all capitalized terms used herein shall have the meanings given to them in the Purchase Agreement.

      2.    ASSIGNMENT

      Pursuant to the Purchase Agreement, all of the rights, title and interest of Seller in and to the Assets (including, without limitation, the Assigned Contracts) are hereby assigned and transferred by Seller to Buyer and its successors and permitted assigns, and Buyer hereby accepts and assumes the assignment and transfer of al of Seller's rights, title and interest from Seller.

      3.    ASSUMPTION.

      Pursuant to and subject to the provisions and limitations of Section 2.3 of the Purchase Agreement, which Section is incorporated herein by reference, Buyer hereby agrees to assume, perform and timely pay and discharge the Assumed Liabilities.

      4. AMENDMENT. This Agreement may only be amended or modified by a written instrument executed by the parties hereto.

      5.    BINDING EFFECT; EFFECT ON PURCHASE AGREEMENT.

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives. Neither this Agreement, nor any right or obligation hereunder, may be directly or indirectly assigned or transferred by any party, in whole or in part, to any third party, including, without limitation, any bankruptcy trustee, by operation of law or otherwise, whether voluntary or involuntary, without the prior written consent of the other party hereto. This Agreement is an instrument of transfer contemplated by, and is executed pursuant to, the Purchase Agreement. Nothing in this Agreement shall be deemed to supersede, amend or modify any of the terms, conditions or provisions of the Purchase Agreement or any rights or obligations of the parties under the Purchase Agreement and, to the extent of any conflict between the Purchase Agreement and this Agreement, the terms and provisions of the Purchase Agreement shall prevail.

      6.    CONSTRUCTION.

      This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

      7.    COUNTERPARTS.

      This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

      8.    DISPUTE RESOLUTION.

      Any disputes relating to the terms of meaning of this Agreement shall be determined in accordance with Section 11.14 of the Purchase Agreement.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                    SELLER:
                                    THE BOEING COMPANY


                                    By:
                                        --------------------------------------
                                        Name:  Brent E. Reed
                                        Title:  Controller, Space and
                                        Communications


                                    BUYER:
                                    DRS TECHNOLOGIES, INC.


                                    By:
                                        --------------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                  SCHEDULE 9.1

                     EMPLOYMENT OFFER TO BUSINESS EMPLOYEES

                                 SCHEDULE 9.1(I)

                    TERMS OF EMPLOYMENT; BUYER BENEFIT PLANS*


--------------------------------------------------------------------------------

         BENEFIT                            GENERAL DESCRIPTION
--------------------------------------------------------------------------------
WAGES                       Equal to current Boeing base wages

                            DRS plans to establish a pension plan to accept
                            Boeing plan assets for transferred employees. Plan
                            will have similar benefit structure as current
                            plan(s). No new employees will be eligible. Business
                            Employees (as defined in the Asset Purchase
                            Agreement) who retire effective on the first day of
                            the month following the month in which the Closing
                            Date occurs, shall not receive any service credit
PENSION PLAN                with Boeing for benefit accrual purposes.

                            Match = 100% of first 6% of employee contribution.
401K PLAN                   vesting over 5 yrs. Prior service recognized.

                            Choice of 3 plans: 2 POS, 1 PPO. Office visits $5,
                            $10, $15 co-pay; no deduct for in-net under POS;
                            various deductibles for out of net and PPO.
                            Depending on plan, employee bi-weekly contributions
                            range from $9.49 for lowest plan, employee only to
                            $74.80 for highest plan, family
HEALTH INSURANCE**          coverage (includes dental contribution).

                            One Plan - PPO; $1500 annual max; $1000 ortho.
                            life max. for dependents only < 19;  100% prevent,
                            no deduct; 80% basic; 50% major after $50 deduct;
                            2 cleanings/yr. Offered in conjunction with
                            medical plans; employee contributions included in
DENTAL INSURANCE            medical above.

VISION INSURANCE (PART OF   In net includes annual exam/lenses/contacts;
OF HEALTH PLAN)             frames every 24 mo. Small reimbursement out of net.

PRESCRIPTION DRUGS (PART    $5/$10; with formulary same as generic; $10
OF HEALTH PLAN)             mail-order

                            2 times base pay; reduced to 65% at age 65 and 50%
BASIC LIFE INSURANCE        at age 70.-Company paid

                            Can purchase up to 5 times salary to $500K; age
SUPPLEMENTAL LIFE INS.      based premium

                            Can purchase for spouse: up to $100K, age based
DEPENDENT LIFE              premium; Child: up to $25K, cost = $.12/1000.

BASIC AD&D                  2 times base pay-Company paid

                            Can purchase up to 5 times salary to $500K.
                            Spouse at 50%; child at 10% to $10K.; option for
SUPPLEMENTAL AD&D           family coverage

--------------------------------------------------------------------------------

         BENEFIT                            GENERAL DESCRIPTION
--------------------------------------------------------------------------------
                            State plan plus company paid supplement to 70% of
SHORT-TERM DISABILITY       base pay for 13 weeks. Max benefit = $2500/wk.

                            Effective after 90 days of STD. 60% benefit
LONG-TERM DISABILITY        (66.7% exec.) Company paid.

SICKNESS & ACCIDENT INS.    See Short-term disability

SURVIVOR BENEFITS PLAN      None

BUSINESS TRAVEL INSURANCE   $200K ($500K 24 hr for exec.)

FLEXIBLE SPENDING ACCOUNTS  Dep. $5K; Health - no limit.

                            1-5 yrs-10 days; 6-10 yrs-15 days; 11-15 yrs-20
VACATION                    days; 16+ yrs-25 days.

                            Unlimited short duration leave, provided that
                            excessive or repetitive absences may be addressed
SICK DAYS                   as a performance issue.

                            10-12 days including holiday shut-down; schedule
HOLIDAYS                    determined annually.

BEREAVEMENT LEAVE           3 days for immediate family

JURY LEAVE                  10 Days, annually.

MILITARY LEAVE              Yes, in accordance with law.

OTHER LEAVE                 Yes, medical, family leave, personal.

                            1 wk for every yr of svc; min 2 wks (after 6 mo.),
                            max 26 wks. Requires release. No medical or other
LAYOFF BENEFITS PLAN        benefit continuation

SHIFT DIFFERENTIAL          None

                            Straight time for hours over 46/week. Subject to
EXEMPT OVERTIME             dept. approval.

                            100% of tuition, books for grade >=C. Graduate
                            level requires >=B. Full-time employment required
                            for eligibility. For job related programs only.
TUITION REIMBURSEMENT &     Company paid job-related workshops, conferences,
TRAINING                    technical training, etc.

                            Toll-free access for employees and family members
                            for confidential assistance on personal issues.
EMPLOYEE ASSISTANCE PLAN    Includes 3 counseling sessions if needed; then
(EAP)                       coordinates with medical plan.

                            Annual awards for key management and technical
STOCK OPTION PLAN           personnel.

EMPLOYEE INCENTIVE PLAN     Local level plan based on business unit performance.

--------------------------------------------------------------------------------

         BENEFIT                            GENERAL DESCRIPTION
--------------------------------------------------------------------------------
FELLOWS (ENGR & TECH)
STOCK AWARDS                TBD at local level (no stock grants)

SHARE VALUE TRUST           None

                            ICP for execs - based on company performance and
                            individual goals; targets range from 18% to 62.5%
ANNUAL INCENTIVE PLAN       of mid-pt of salary range.

LONG-TERM INCENTIVE PLAN    None

DEFERRED COMPENSATION PLAN  None

SERP                        None

SUPPLEMENTAL BENEFIT PLAN   None

EXECUTIVE LAYOFF PLAN       Same as Salaried employees.

RETIREE MEDICAL BENEFITS    None

RETIREE LIFE INSURANCE      None

EXECUTIVE HEALTH EXAM       None

                            Most benefits require employment status of full-time
                            regular employee working 30 or more hours per week.
NOTES                       Benefits for part-time employees are limited.

----------
      * The employee costs set forth in this schedule accurately reflect the current costs, but are subject to change during the annual renewal period. This schedule is intended to be a supplement to the Asset Purchase Agreement and in the event of a conflict between the documents, the Asset Purchase Agreement will control. This summary shall be subject to the terms set forth in the underlying policies and plans outlined herein.

      ** For purposes of the Health Insurance, Buyer will offer coverage under the plan with the lowest premium to all Transferred Non-Union Employees and their spouses and dependents at no cost to such employees for the first six months of their employment with Buyer.

                                  SCHEDULE 9.2
                             PENSION ASSET TRANSFER

1.    DEFINITIONS.

(a) For purposes of this Schedule 9.2 and unless the context indicates otherwise, all terms used herein without definition shall have the meaning ascribed to them in the Asset Purchase Agreement and the following terms shall have the meaning ascribed to them hereunder:

      "Actuarial Accrued Liability" shall, as of any date, be the accrued liability determined as of such date using the actuarial cost method and assumptions specified in the Actuarial Reports for the Plan Year beginning immediately prior to such date prepared by Towers, Perrin or other actuary for Seller to compute components of pension cost in accordance with Cost Accounting Standard 9904.412-40 and 50.

      "Seller's Retirement Plans" means The Boeing Company North America Retirement Plan, The Boeing Company Pension Value Plan for Heritage MDC Employees and The Boeing Company Pension Value Plan.

      "Business Participants" means, with respect to each Seller Retirement Plan, the Participants in such plan who are Transferred Employees and their beneficiaries and alternate payees, except that Business Participants shall not include any Transferred Employee who retired from Seller effective the first day of the month following the month in which the Closing Date occurs.

      "Buyer's Retirement Plans" means the Buyer's Union Pension Plans and Buyer's Non-Union Pension Plans as established or maintained pursuant to the Asset Purchase Agreement.

      "Participants" means, with respect to the Seller Retirement Plans, all participants in such plans, including beneficiaries of deceased former employees and alternate payees.

      "Sold Business Accrued Liability" for either of the Seller Retirement Plans means the sum of the Actuarial Accrued Liability of all Business Participants.

      "Sold Business Fraction" for either of the Seller Retirement Plans means
      (a) the Sold Business Accrued Liability with respect to such plan, divided by (b) the Total Accrued Liability of such plan.

      "Sold Business Asset Share" means with respect to each of the Seller Retirement Plans that portion of the fair market value of the assets of each of the Seller Retirement Plans allocable to the Buyer's Retirement Plans as of the Closing Date, which is the product of the Sold Business Fraction and the fair market value of the assets of each said plan as of the Closing Date based on participant classification as of the Closing Date.

      "Total Accrued Liability" means, with respect to each Seller Retirement Plan, the sum of the Actuarial Accrued Liability of all participants in such plan.

(b) Buyer shall establish or maintain effective as of the Closing Date retirement plans as described in Section 9.2 of the Asset Purchase Agreement.

2.    INITIAL TRANSFER OF ASSETS.

(a) Not later than 120 days after the Closing Date and subject to the requirements of Section 4 hereof being satisfied, Seller shall cause a transfer of assets and liabilities from the Seller's Retirement Plans to the Buyer's Retirement Plans upon the terms and conditions set forth in the Asset Purchase Agreement and this Schedule 9.2. The value of the assets of each Seller Retirement Plan to be transferred within 120 days of the Closing Date shall be an amount equal to eighty-five percent (85%) of the product of the Estimated Sold Business Fraction (as defined below) and the market value of the assets such Seller Retirement Plan as of the last day of the month preceding the Closing Date or, if the market value (as adjusted for distributions and contributions from the end of such month to the Closing Date) of such Seller Retirement Plan has changed by more than five percent (5%) since such date, as of the day immediately preceding the Closing Date (such amount, the "Estimated Sold Business Asset Share"). The assets of a Seller Retirement Plan to be transferred to a Buyer Retirement Plan shall be determined in the same manner and consistent with the provisions of Section 5 hereof. Buyer shall cause the Buyer Retirement Plans to accept such transfers and to assume all plan liabilities relating to the Business Participants.

(b) ESTIMATED SOLD BUSINESS FRACTION. For purposes of the initial transfer of assets within 120 days of the Closing Date, Seller's enrolled actuary shall reasonably and in good faith estimate the amount of the Sold Business Accrued Liability and Total Accrued Liability as of the end of a calendar month not less than 30 days or more than 60 days preceding the Closing Date ("Initial Valuation Date") under each of the Seller Retirement Plans. Based on such estimates of Sold Business Accrued Liability and Total Accrued Liability, the Seller's actuary shall determine its estimate of the Sold Business Fraction ("Estimated Sold Business Fraction"), which shall be binding for purposes of the initial transfer of assets unless there have been material changes in any of the Seller Retirement Plans or in the participants of the Seller Retirement Plans since the date of the actuary's determination.

(c) DETERMINATION OF THE SOLD BUSINESS ACCRUED LIABILITY AND SOLD BUSINESS FRACTION. Seller shall determine in good faith the Business Participants as of the Initial Valuation Date and the Closing Date.

(d) CONTINUATION OF BENEFIT PAYMENTS. From and after the Closing Date until the later of (i) the end of three months following the Closing Date or
      (ii) the Final Adjustment, at the written direction of plan administrator for the applicable Buyer's Retirement Plan, Seller shall cause its administrator with respect to the corresponding Seller Retirement Plan to administer the payment of retirement benefits to Business Participants on behalf of and in accordance with the terms of such Buyer's Retirement Plan out of the assets of the Seller's Retirement Plan, which shall offset amounts to be transferred to Buyer's Retirement Plan hereunder. The trustee of the Seller Retirement Plan, Seller and their employees shall be entitled to rely entirely upon the plan administrator's written direction. Buyer shall promptly reimburse Seller for all reasonable costs and expenses incurred in connection with the payment of benefits on and after the Closing Date on behalf of a Buyer's Retirement Plan.

3.    FINAL ADJUSTMENT.

(a) Seller shall cause its enrolled actuary for each of the Seller Retirement Plans to reasonably and in good faith determine, as soon as practicable but in any case within nine months following the Closing Date, the Sold Business Accrued Liability and the Total Accrued Liability of each of the Seller Retirement Plans (which shall be in compliance with Seller's existing accredited methodologies) as of the Closing Date. Seller's actuary shall promptly deliver a copy of its determination to Buyer, together with all final work papers and other reasonably necessary supporting information in order to permit Buyer's enrolled actuaries to verify the amount of the Sold Business Accrued Liability and Total Accrued Liability. Not later than the date of the Seller's actuary's determination, Seller shall deliver to Buyer a copy of a valuation of the assets of each Seller Retirement Plan as of the day immediately preceding the Closing Date, as well as a valuation of the assets initially transferred from the Seller's Retirement Plans to the Buyer's Retirement Plans as of the Closing Date.

(b) Within 60 days after Buyer receives the Seller actuary's determination (the "Determination") of Sold Business Accrued Liability and Total Accrued Liability as of the Closing Date, Buyer may identify any manifest errors or material issues regarding such calculations or the valuation of assets of the Seller Retirement Plans. The Determination will be conclusive and binding on the Parties unless Buyer, within the 60-day period after the delivery of the Determination including such results and supporting information, notifies Seller in writing that it disputes the calculation, specifying the nature of the dispute and the basis therefor (the "Notice").

(c) Buyer and its enrolled actuary may raise any manifest errors or material issues in the Determination which the Seller's actuary shall attempt to resolve as promptly as practicable.

(d) Enrolled actuaries retained by Seller and Buyer shall attempt in good faith to reach agreement to resolve all of the disputes set forth in the Notice within 30 days after the Notice is given by Buyer to Seller. If the differential in the Sold Business Accrued Liability with respect to the Sold Business Asset Share is less than 1.5% of the Sold Business Asset Share, the determination of the Seller's actuary with respect to the Determination shall be conclusive. If the differential is more than 1.5% of the Sold Business Asset Share with respect to the Determination above, the dispute with respect to the Determination shall be resolved as set forth under paragraphs (e) and (f) below.

(e) If enrolled actuaries retained by Seller and Buyer cannot resolve all disputes with respect to a Determination within such 30-day period and the disputes involve more than 1.5% of Sold Business Asset Share as above described, Seller and Buyer shall jointly select a third, impartial actuary from a nationally recognized actuarial firm to resolve the disputes (and the same such actuary shall resolve both Determinations). If the Parties cannot jointly select a third, impartial actuary within 15 days after the end of such 30-day period, the President of the Conference of Consulting Actuaries shall select an impartial actuary. The cost of the impartial actuary shall be shared equally by Seller and Buyer.

(f) Promptly, but no later than 30 days after his or her selection, the impartial actuary shall review the results of the calculation, the supporting information with respect to a Determination and the Notice and shall reach his or her own decision as to the issues in dispute and the determination of the Sold Business Asset Share, as the case may be (which determination shall be equal to or between the respective amounts asserted by Seller and Buyer). Such determination shall be final and conclusive for all purposes.

No later than 45 days following the final determination of the Sold Business Asset Share, (i) Seller shall cause a transfer of assets from each Seller Retirement Plan to the corresponding Buyer's Retirement Plan equal to the amount by which the Sold Business Asset Share exceeds the Estimated Sold Business Asset Share, if any, or (ii) Buyer shall cause a transfer of assets from each Buyer's Retirement Plan to the corresponding Seller Retirement Plan equal to the amount by which the Estimated Sold Business Asset Share exceeds the Sold Business Asset Share. Any amounts to be transferred between a Seller Retirement Plan and a Buyer's Retirement Plan more than one day following the Closing Date in satisfaction of the Final Adjustment shall include investment gains or losses from the day preceding the Closing Date, as follows:

            (i) With respect to the period from the day preceding the Closing Date to and including the date of the initial transfer of assets hereunder ("Initial Transfer Date"), investment gains and losses shall mean interest credited at five percent (5%) per annum, regardless of the actual investment experience of the assets of the transferor plan during such period; and

            (ii) With respect to the period from the Initial Transfer Date to and including the day preceding the date of payment of the Final Adjustment, investment gains and losses shall mean interest credited during such period at the same interest rate used by the Pension Benefit Guaranty Corporation to value annuities and lump sums under
            Section 4044 of ERISA, regardless of the actual investment experience of the assets of the transferor plan.

4.    REQUIREMENTS OF TRANSFER.

Notwithstanding any provision in the Asset Purchase Agreement or this Schedule
9.2 to the contrary, each transfer of assets of any Seller Retirement Plan is subject to the receipt by Seller of, and no such transfer shall be made unless Seller has received: (i) evidence reasonably satisfactory to it that Buyer has timely completed all governmental filings or submissions needed in order for the Buyer's Retirement Plans to receive a transfer of assets from the Seller Retirement Plans, (ii) IRS qualification letters, or an opinion of Buyer's counsel in a form reasonably satisfactory to Seller, to the effect that the Buyer's Retirement Plans as in effect on the date of the transfer satisfy the qualification requirements under Section 401(a) of the Code, and (iii) an opinion of Buyer's counsel in a form reasonably satisfactory to Seller that the requirements of Section 411(d)(6) of the Code are satisfied by the Buyer's Retirement Plans.

In no event shall any transfer from any Seller Retirement Plan be made prior to the lapse of thirty (30) days after the filing of a complete Form 5310A.

In the event any transfer of assets is to take place on any Saturday, Sunday or legal holiday, the assets shall be transferred on the next following business day and valued on the last business day of the month preceding the transfer.

5.    DETERMINATION OF THE ASSETS TO BE TRANSFERRED.

Notwithstanding any provision in the Asset Purchase Agreement or this Schedule
9.2 to the contrary, the value of assets to be transferred to and liabilities to be assumed by the Buyer's Retirement Plans shall be no less than that necessary to satisfy the requirements of Section 414(l) of the Code and shall be adjusted, as necessary, to satisfy the requirements of Cost Accounting Standard 9904.413-50, including the first sentence of Cost Accounting Standard 9904.413-50(c)(12)(v).

To the extent that the amount of assets actually transferred pursuant to
Schedule 9.2 is less than the amount required by the applicable Cost Accounting Standard and Federal Acquisition Regulation, Seller will be solely responsible for the settlement of any related obligations with the United States Government. To the extent that the amount of assets transferred pursuant to Schedule 9.2 is greater than the amount required by the applicable Cost Accounting Standard and Federal Acquisition Regulation, then at such time or times, if any, Buyer receives governmental reimbursement by reason of and for the amount of such excess, Buyer shall promptly pay to Seller the amount of such reimbursement.




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